                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         MFS Government Securities Fund
                         MFS Growth Opportunities Fund
                         MFS Series Trust III
                               MFS High Income Fund
                               MFS High Yield Opportunities Fund
                               MFS Municipal High Income Fund
                         MFS Series Trust IV
                               MFS Government Money Market Fund
                               MFS Mid Cap Growth Fund
                               MFS Money Market Fund
                               MFS Municipal Bond Fund
                         MFS Series Trust V
                               MFS International New Discovery Fund
                               MFS International Strategic Growth Fund
                               MFS International Value Fund
                               MFS Research Fund
                               MFS Total Return Fund
                         MFS Series Trust VII
                               MFS Capital Opportunities Fund
                         MFS Series Trust IX
                               MFS Bond Fund
                               MFS Emerging Opportunities Fund
                               MFS High Quality Bond Fund
                               MFS Intermediate Investment Grade Bond Fund
                               MFS Large Cap Value Fund
                               MFS Limited Maturity Fund
                               MFS Municipal Limited Maturity Fund
                               MFS Research Bond Fund
                         MFS Series Trust X
                               MFS Emerging Markets Debt Fund
                               MFS Emerging Markets Equity Fund
                               MFS European Equity Fund
                               MFS Fundamental Growth Fund
                               MFS Gemini Large Cap U.S. Fund
                               MFS Gemini U.K. Fund
                               MFS Global Conservative Equity Fund
                               MFS Global Health Sciences Fund
                               MFS Government Mortgage Fund
                               MFS High Yield Fund
                               MFS Income Fund
                               MFS International ADR Fund
                               MFS International Core Equity Fund
                               MFS International Growth Fund
                               MFS International Investors Trust
                               MFS Multi Cap Growth Fund
                               MFS New Endeavor Fund
                               MFS Strategic Value Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

--------------------------------------------------------------------------------

MFS(R) Proxy Information


------------------------------------------------
The 2001 Shareholder
Proxy for MFS(R) Funds

Streamlined processes for greater efficiencies
------------------------------------------------

                                [Logo] M F S(R)
                                INVESTMENT MANAGEMENT

                                                            QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders


YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.

ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account, you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs, we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "household" packages. It's very important that you vote every proxy that you receive. Otherwise, there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

----------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and
mailings. Please vote all of your
proxies now, and save your fund some
money.
----------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics, but the general theme for most of them is the same: simplification. For example, we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by

    o mailing your completed and signed proxy card in the enclosed postage-paid envelope

    o voting on the Internet

    o voting by telephone on a toll-free number

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now. We look forward to hearing from you.

1. WHO IS ASKING FOR MY VOTE?

   The Trustees of your MFS fund(s) are asking you to vote on several proposals at the upcoming shareholder meetings. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   If you were the shareholder of record on the record date, you are entitled to vote at the meeting or at any adjournment of the meeting. You may cast one vote for each share of record that you own on each matter presented at the meeting that affects your fund.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee all MFS funds organized in the United States. Currently, three separate Boards of Trustees serve the MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.

     The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend, remove, or add certain fundamental investment policies

     The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize these Agreements and make them the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY THE FUNDS WOULD NOT CHANGE.

   o To approve a new investment management fee -- This proposal is for the following funds ONLY

        - MFS(R) Bond Fund
        - MFS(R) Government Securities Fund
        - MFS(R) High Income Fund
        - MFS(R) Municipal Bond Fund
        - MFS(R) Municipal High Income Fund
        - MFS(R) Total Return Fund

     The investment management fee for these MFS funds is based upon a percentage of the funds' average daily net assets and a percentage of the funds' gross income.


     This proposal would simplify the management fee by basing the fee solely on average daily net assets.

     THIS PROPOSAL IS NOT DESIGNED TO INCREASE THE MANAGEMENT FEE, ALTHOUGH THE EFFECTIVE MANAGEMENT FEE COULD BE HIGHER OR LOWER THAN IT HAS BEEN UNDER THE CURRENT FEE STRUCTURE.

   o To change the funds' investment objective from fundamental to nonfundamental -- MFS(R) Money Market Fund and MFS (R) Government Money Market Fund ONLY

     Currently, the investment objective of these funds may not be changed without shareholder approval. (The investment objectives of the other MFS funds are currently nonfundamental.)

     This proposal would allow the funds' Trustees to change the investment objectives without obtaining further shareholder approval. The added flexibility would permit the fund to react more quickly if it determines that such a change is in shareholders' best interest.The proposal would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention to change the investment objective of either fund.

   o To ratify the selection of the independent public accountants for the current fiscal year

     This is a standard, routine item on proxy statements.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to a fund's shareholder meeting will be voted as you specify on each proposal. If you simply sign and date the proxy card but do not specifically vote on one or more of the proposals, your shares will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY PROXY?

   You can revoke your proxy at any time by sending us a written revocation or a more recently dated proxy card. Your request or new proxy card must be received before the shareholder meeting.

7. WHAT HAPPENS IF THERE AREN'T ENOUGH VOTES TO APPROVE A PROPOSAL BY THE SHAREHOLDER MEETING DATE?

   The shareholder meeting for that fund will be adjourned to a later date, and shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. That's why your vote is so important and why we urge you to vote your proxy now. You should also know that a fund may adjourn its meeting more than once.

8. HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

   A copy of the annual report for each fund was mailed previously to you. If you would like us to send you free copies of any fund's most recent annual report, semiannual report, or prospectus, please call us toll free at 1-800-225-2606 or write to the funds at MFS Service Center,Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738. You may also download these reports and prospectuses from the MFS Web site, mfs.com.

9. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may call Georgeson Shareholder Communications Inc. ("Georgeson"), the MFS funds' proxy solicitor, toll free at 1-888-832-5695.

[LOGO] M F S(R)
(C)2001 MFS Investment Management(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                MFS-4REDBRD-8/01

                                                    MFS Family of Funds
                                                    500 Boylston Street
                                                    Boston, Massachusetts 02116

                                                                August 10, 2001


Dear Shareholder:

      A special meeting of shareholders of your MFS Fund will be held at the Fund's offices, 500 Boylston Street, Boston, Massachusetts, on October 19, 2001, at 9:30 a.m. (Boston time).

      At the meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.

      You will also be asked to approve an amended and restated declaration of trust, the elimination or revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the funds in the MFS Family of Funds, including the Funds in this proxy statement, and to provide for efficiencies and flexibility in the Funds' operations.

      If you are a shareholder of the Government Money Market Fund or the Money Market Fund, you will be asked to approve changing your Fund's investment objective from fundamental to non-fundamental. Please note that your Fund's investment objective is not otherwise changing.

      If you are a shareholder of the Bond Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund, Municipal High Income Fund or Total Return Fund, you will be asked to approve a new investment management fee. The new fee is formulated more simply than the existing fee, but is not designed to increase the existing fee.

      To save your Fund administrative and printing costs, the Funds have prepared this combined proxy statement which covers a large number of funds in the MFS Family of Funds. Accordingly, not all of the items affect your Fund or will require your vote.

      As a shareholder, you cast one vote for each share you own. THE TRUSTEES RESPONSIBLE FOR YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.


      YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.


      If you have any questions about the proposals to be voted on, please call Georgeson Shareholder Communications Inc. at 1-888-832-5695.

      Thank you for your participation in the meeting.

                                                    Sincerely,

                                                /s/ Jeffrey L. Shames

                                                    Jeffrey L. Shames
                                                    Chairman

                             MFS FAMILY OF FUNDS
                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 19, 2001

      A Special Meeting of Shareholders of each MFS Fund listed below will be held at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. (Boston time) on Friday, October 19, 2001, for the following purposes:

    ITEM 1. To elect a Board of Trustees, 10 of whom are independent of the MFS Funds' investment adviser.

    ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

    ITEM 3.  To amend, remove or add certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

    ITEM 5. To approve a new investment management fee (only shareholders of the Bond Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund, Municipal High Income Fund and Total Return Fund may vote on this Item).

    ITEM 6A. To change the investment objective of MFS Government Money Market Fund from fundamental to non-fundamental (only shareholders of the Government Money Market Fund may vote on this Item).

    ITEM 6B. To change the investment objective of MFS Money Market Fund from fundamental to non-fundamental (only shareholders of the Money Market Fund may vote on this Item).

    ITEM 7. To ratify the selection of the independent public accountants for the current fiscal year.

    ITEM 8. To transact such other business as may properly come before the Meeting and any adjournments thereof.


    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.


    Shareholders of record on July 27, 2001 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk

MFS(R) BOND FUND                                             MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) EMERGING MARKETS DEBT FUND                            MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) EMERGING OPPORTUNITIES FUND                           MFS(R) EUROPEAN EQUITY FUND
MFS(R) FUNDAMENTAL GROWTH FUND                               MFS(R) GEMINI LARGE CAP U.S. FUND
MFS(R) GEMINI U.K. FUND                                      MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND                           MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT MORTGAGE FUND                              MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH OPPORTUNITIES FUND                             MFS(R) HIGH INCOME FUND
MFS(R) HIGH QUALITY BOND FUND                                MFS(R) HIGH YIELD FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                         MFS(R) INCOME FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND               MFS(R) INTERNATIONAL ADR FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND                        MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL INVESTORS TRUST                         MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND                   MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LARGE CAP VALUE FUND                                  MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND                                   MFS(R) MONEY MARKET FUND
MFS(R) MULTI CAP GROWTH FUND                                 MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND                            MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW ENDEAVOR FUND                                     MFS(R) RESEARCH FUND
MFS(R) RESEARCH BOND FUND                                    MFS(R) STRATEGIC VALUE FUND
MFS(R) TOTAL RETURN FUND

August 10, 2001

                               PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the MFS Funds listed below to be used at the Special Meeting of Shareholders of each Fund to be held at 9:30 a.m. on Friday, October 19, 2001 at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the applicable Fund or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 27, 2001.


                FUNDS HOLDING SPECIAL MEETINGS OF SHAREHOLDERS
                             ON OCTOBER 19, 2001

MFS(R) BOND FUND                                        MFS(R) CAPITAL OPPORTUNITIES FUND
MFS(R) EMERGING MARKETS DEBT FUND                       MFS(R) EMERGING MARKETS EQUITY FUND
MFS(R) EMERGING OPPORTUNITIES FUND                      MFS(R) EUROPEAN EQUITY FUND
MFS(R) FUNDAMENTAL GROWTH FUND                          MFS(R) GEMINI LARGE CAP U.S. FUND
MFS(R) GEMINI U.K. FUND                                 MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND                      MFS(R) GOVERNMENT MONEY MARKET FUND
MFS(R) GOVERNMENT MORTGAGE FUND                         MFS(R) GOVERNMENT SECURITIES FUND
MFS(R) GROWTH OPPORTUNITIES FUND                        MFS(R) HIGH INCOME FUND
MFS(R) HIGH QUALITY BOND FUND                           MFS(R) HIGH YIELD FUND
MFS(R) HIGH YIELD OPPORTUNITIES FUND                    MFS(R) INCOME FUND
MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND          MFS(R) INTERNATIONAL ADR FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND                   MFS(R) INTERNATIONAL GROWTH FUND
MFS(R) INTERNATIONAL INVESTORS TRUST                    MFS(R) INTERNATIONAL NEW DISCOVERY FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND              MFS(R) INTERNATIONAL VALUE FUND
MFS(R) LARGE CAP VALUE FUND                             MFS(R) LIMITED MATURITY FUND
MFS(R) MID CAP GROWTH FUND                              MFS(R) MONEY MARKET FUND
MFS(R) MULTI CAP GROWTH FUND                            MFS(R) MUNICIPAL BOND FUND
MFS(R) MUNICIPAL HIGH INCOME FUND                       MFS(R) MUNICIPAL LIMITED MATURITY FUND
MFS(R) NEW ENDEAVOR FUND                                MFS(R) RESEARCH FUND
MFS(R) RESEARCH BOND FUND                               MFS(R) STRATEGIC VALUE FUND
MFS(R) TOTAL RETURN FUND


      Shareholders of record at the close of business on July 27, 2001 will be entitled to one vote for each share held. The number of shares of each Fund outstanding on July 27, 2001 is shown under "Fund Information" on page 35.


      The Fund of which you are a shareholder is named on the proxy card included with this proxy statement. You will receive a separate proxy card for each Fund you own. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting each Fund you own.

      The mailing address of the Funds is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Funds may be obtained without charge by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738, or calling MFS by telephone toll-free 1-800-225-2606.


      VOTE REQUIRED: Most of the Funds are organized as series of business trusts governed by Massachusetts law. The other Funds are themselves Massachusetts business trusts. Funds that are part of the same trust share a common Board of Trustees and a common declaration of trust (or charter document). The "Fund Information" section of this proxy statement on page 35 shows how the Funds are grouped by trust, and which Funds are themselves trusts. Shareholders of all Funds that are part of the same trust will vote together on
Item 1. Shareholders of each Fund will vote separately on each of Items 2, 3, 4 and 7. Only shareholders of the Bond Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund, Municipal High Income Fund and Total Return Fund will vote on Item 5. Only shareholders of the Government Money Market Fund will vote on Item 6A. Only shareholders of the Money Market Fund will vote on
Item 6B.


      Each nominee named in Item 1 must be elected by a plurality of the shares of the relevant trust voted at the Meeting.

      Item 2 must be approved by each Fund that is part of the same trust. For Funds that are part of MFS Series Trusts III, IV, V and VII, approval of Item 2 requires the affirmative vote of two-thirds of the shares of each Fund that is part of the relevant trust. For Funds that are part of MFS Series Trusts IX and X, approval of Item 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of each Fund that is part of the relevant trust. Approval of Item 2 by the Government Securities Fund requires the affirmative vote of two-thirds of the shares of that Fund. Approval of Item 2 by the Growth Opportunities Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund.

      Approval of Items 3, 4, 5 and 6 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund.

      Approval of Item 7 requires the affirmative vote of a majority of the shares of the relevant Fund voted at the Meeting.

      Under applicable law, the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

    The following table summarizes these voting requirements:

                                   SHAREHOLDERS ENTITLED TO VOTE             VOTE REQUIRED FOR APPROVAL
                                   -----------------------------             --------------------------
ITEM 1                             Shareholders of each Fund of a trust      Each nominee must be elected by a
(Election of Trustees)             vote together for each nominee            plurality of the shares of the relevant
                                                                             trust voted at the Meeting

ITEM 2                             Shareholders of each Fund of a trust      Approved by two-thirds of the shares of
(Approval of Amended and Restated  vote separately                           each Fund of the relevant trust for MFS
Declaration of Trust)                                                        Series Trusts III, IV, V and VII, and by
                                                                             a "majority of the outstanding voting
                                                                             securities" of each Fund of the relevant
                                                                             trust for MFS Series Trusts IX and X.
                                                                             Approved by two-thirds of the shares of
                                                                             the Government Securities Fund. Approved
                                                                             by a "majority of the outstanding voting
                                                                             securities" of the Growth Opportunities
                                                                             Fund

ITEM 3                             Shareholders of each Fund vote            Approved by a "majority of the
(Changes to Fundamental            separately                                outstanding voting securities" of the
Investment Policies)                                                         relevant Fund

ITEM 4                             Shareholders of each Fund vote            Approved by a "majority of the
(Approval of Investment Advisory   separately                                outstanding voting securities" of the
Agreement)                                                                   relevant Fund

ITEM 5                             Shareholders of the Bond Fund,            Approved by a "majority of the
(New Investment Management Fee)    Government Securities Fund, High Income   outstanding voting securities" of the
                                   Fund, Municipal Bond Fund, Municipal      relevant Fund
                                   High Income Fund and Total Return Fund
                                   only vote separately

ITEMS 6A AND 6B                    Shareholders of the Government Money      Approved by a "majority of the
(Change Investment Objective to    Market Fund and Money Market Fund only    outstanding voting securities" of the
Non-Fundamental)                   vote separately                           relevant Fund

ITEM 7                             Shareholders of each Fund vote            Approved by a majority of the shares of
(Ratification of Selection of      separately                                the relevant Fund voted at the Meeting
Auditors)


                              GENERAL BACKGROUND

      At the Meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.

      You will also be asked to approve an amended and restated declaration of trust, the elimination or revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the funds in the MFS Family of Funds, including the Funds in this proxy statement, and to provide for efficiencies and flexibility in the Funds' operations.


      If you are a shareholder of the Bond Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund, Municipal High Income Fund or Total Return Fund, you will be asked to approve a new investment management fee. The new fee is formulated more simply than the existing fee, but is not designed to increase the existing fee, although your effective fee could be higher or lower than it has been in the past under the proposed fee structure.

      If you are a shareholder of the Government Money Market Fund or the Money Market Fund, you will be asked to approve changing your Fund's investment objective from fundamental to non-fundamental. Please note that your Fund's investment objective is not otherwise changing.


      Shareholders will vote on a trust-wide basis on the election of Trustees. Shareholders will vote Fund by Fund on all other proposals. Shareholders of all Funds that are part of the same trust must approve the amended and restated declaration of trust for it to take effect for that trust. This means that even if your Fund votes in favor of the amended and restated declaration of trust, you could be outvoted by shareholders of other Funds in the same trust. See the "Fund Information" section on page 33 for information on how the Funds are grouped by trust, and which Funds are themselves trusts.


      If approved, each proposal will take effect on January 1, 2002, or in the event that shareholder approval has not been obtained by that date, as soon as reasonably practicable after shareholders have approved the proposal.


ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.

      At the Meeting, you will be asked to elect a Board of Trustees for your Fund and the other Funds, if any, that are part of the same trust. The table on page 35 in the "Fund Information" section shows how the Funds are grouped by trust, and which Funds are themselves trusts. The existing Trustees of each trust have determined, pursuant to the trust's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 13 nominees listed below.


      Currently, funds in the MFS Family of Funds are served by three separate Boards of Trustees. All of the Funds in this proxy statement currently have the same Board. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all of the MFS Funds.

      Historically, the three separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the three Boards, including the Trustees of your Fund, have agreed that both the MFS Funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of all of the MFS Funds.

      The Trustees who currently supervise your Fund are John W. Ballen, William
R. Gutow, J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Charles W. Schmidt, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith and David B. Stone. Messrs. Schmidt and Stone will be retiring at the end of 2001. The other Trustees who currently supervise your Fund, and who have served in that capacity continuously since originally elected or appointed, are nominees to serve on the combined Board of the MFS Funds.


      The other nominees listed in the table below were nominated by your Fund's Board of Trustees on June 20, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of your Fund, but have agreed to do so if elected by shareholders. These nominees currently serve on one other Board of the MFS Funds, and have served in that capacity continuously since originally elected or appointed.


      If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees. You are being asked to elect all of the nominees listed in the table below and to re-elect your current Trustees. Aside from those Trustees who are retiring at the end of the year, your current Trustees will continue to serve as Trustees of your Fund even if shareholders do not approve Item 1.

      The trusts do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

      The following table presents certain information regarding the Trustees (other than Messrs. Schmidt and Stone, who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


                      NAME, POSITION WITH THE TRUST, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)


JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JOHN W. BALLEN* (born 9/12/59) Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Nominee for Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Nominee for Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES (born 5/1/36) Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL (born 4/27/28) Nominee for Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

ARNOLD D. SCOTT* (born 12/16/42) Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Nominee for Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Nominee for Trustee
Private investor.

----------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts.


      Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera, and Poorvu and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as board member of 73 funds within the MFS Family of Funds. Messrs. Shames and Scott serve as board members of 115 funds within the MFS Family of Funds.

      Information about Trustee compensation, Trustee retirement plan arrangements and the executive officers of the Funds appears under "Fund Information" beginning on page 34.


      Your current Board of Trustees meets regularly throughout the year to discuss matters relating to your Fund. The Board has a standing Audit Committee, currently composed of Messrs. Perera, Poorvu and Stone and Ms. Smith, to review the internal and external accounting and auditing procedures of your Fund and, among other things, to consider the selection of independent public accountants for your Fund, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of your Fund as defined in the 1940 Act.

      The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Funds' Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


      Information about Board and Committee meetings held by the Funds appears under "Fund Information" beginning on page 34. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


      Each Fund's declaration of trust currently provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel (MFS Series Trust IX requires a shareholder vote instead of a legal opinion), that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


REQUIRED VOTE


      Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of your Fund and the other Funds, if any, that are part of the same trust voting at the Meeting in person or by proxy.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.


ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

    As noted above, most of the Funds are organized as series of Massachusetts business trusts. The other Funds are themselves Massachusetts business trusts. Under Massachusetts law, a business trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the trust conducts business and how the trust is governed. The Funds operate under declarations of trust. Funds that are part of the same trust share a declaration of trust.


      At the Meeting, you will be asked to authorize your Trustees to adopt for your Fund and the other Funds in the same trust, if any, the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). Each Restated Declaration amends and restates the existing declaration of trust of each trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

      The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

      You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Fund's investment policies will be affected by other items in this proxy statement.

      The Restated Declaration makes a number of significant changes to each Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from each Existing Declaration.


SIGNIFICANT CHANGES

      1. DOLLAR-WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.


      Dollar-weighted voting is important when a Fund is part of a trust that has more than one series. Funds in a trust often have different share prices. When shareholders of Funds in the trust are asked to vote on a matter where all shareholders vote together, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher- priced shares. For example, if a Fund's shares are selling for $5.00 per share (without any sales load), a $1000 investment will purchase 200 shares of that Fund. If the shares of another Fund in the trust are selling for $10.00 per share (without any sales load), that same $1000 investment will purchase only 100 shares of that Fund. Each Existing Declaration gives one vote for each share owned. Under the Existing Declarations, when the shareholders of the trust vote together as a single class, a shareholder of the first Fund has twice the vote of a shareholder of the second Fund, even though the economic interest of the two shareholders is the same.

      The Trustees believe that the change to dollar-weighted voting is appropriate because it would match a shareholder's economic interest in a trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (for example, in a money market fund) from having disproportionately large voting powers.


      2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize all or a portion of any Fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any Fund or class or a trust as a whole as a newly created entity. The Existing Declarations require shareholder approval for this type of reorganization.


      Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of a trust or a Fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declarations, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of a trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the trusts and their Funds operate under the most appropriate form of organization.

      The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

      The Restated Declaration does not permit a trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.


      3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the applicable Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.


      The Restated Declaration also permits the Trustees to adopt By-Laws concerning the conduct of business of the Funds and to amend or repeal the By-Laws at any time so long as the By-Laws are not inconsistent with the Restated Declaration. Under certain of the Existing Declarations, shareholder approval is required to amend specific provisions of the By-Laws. Those provisions require some Funds to employ a bank or trust company as custodian for the safekeeping of Fund assets, and are now more restrictive than applicable law. By allowing amendment of all provisions of the By-Laws without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future events, including changes in law.


      4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.


      The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Fund to do so at a future date. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund, and no Fund will implement such a structure unless its investment restrictions permitted it to do so. Item 3 below also seeks approval of changes to the Funds' investment restrictions to specifically permit the use of these structures.


      5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declarations permit the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, to cause a money market fund to preserve a $1.00 net asset value, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

OTHER CHANGES

      The Restated Declaration also changes the Existing Declarations as follows:

      1. The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.


      2. The Restated Declaration permits the Trustees, without shareholder approval, to terminate a trust or a Fund, to designate or redesignate series (such as a Fund) and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declarations permit the Trustees to terminate the trust or a Fund without shareholder approval, but require shareholder approval to sell or transfer all of the assets of the trust or Fund in connection with that termination.

      3. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

      4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or by the vote of three-quarters of the Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

      5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by a two-thirds majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

      6. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, guarantee the indebtedness and contractual obligations of others, purchase insurance insuring Fund assets, employees, Trustees and Trustees Emeritus, and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of trust assets.

      7. The Restated Declaration provides that by becoming a shareholder of a Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

      8. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned. A similar provision is contained in the Funds' By-Laws.

      9. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

      10. The Restated Declaration provides that shareholders of all Funds that are part of the same trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.


      11. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Funds by their shareholders. This provision is not intended to impair the rights of shareholders under federal law. A similar provision currently appears in the Funds' By-Laws.


      12. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

      13. The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity with the approval of a majority of the shareholders (as defined in the Restated Declaration) of that Fund or class. The Existing Declarations for all Funds other than the Growth Opportunities Fund require approval of such a transaction by a Fund by two-thirds of the outstanding shares of the Fund in question unless the transactions is recommended by the Trustees, in which case the approval of a majority of the shares of the Fund is sufficient authorization. The Existing Declaration for the Growth Opportunities Fund already contains a majority shareholder vote for such a transaction.


      14. The Restated Declaration gives the Trustees discretion to establish the method and times for determining net asset value and the declaration and payment of dividends and distributions. The Trustees would follow applicable law in establishing these methods and times. The Existing Declaration for MFS Series Trust IV contains detailed provisions relating to the determination of net asset value and the declaration and payment of dividends and distributions, including provisions concerning maintaining a constant net asset value for money market funds.


      For Funds that are part of a trust, if the Restated Declaration is not approved by each Fund of the trust, the Existing Declaration of the trust will remain in effect.


REQUIRED VOTE


      For Funds that are part of MFS Series Trusts III, IV, V and VII, approval of the Restated Declaration requires the affirmative vote of two-thirds of the shares of each Fund that is part of the relevant trust. For Funds that are part of MFS Series Trusts IX and X, approval of the Restated Declaration requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund that is part of the relevant trust. Approval of the Restated Declaration by the Government Securities Fund requires the affirmative vote of two-thirds of the shares of that Fund. Approval of the Restated Declaration by the Growth Opportunities Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.


ITEM 3 -- TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS.

      Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these policies.


      Each Fund's Board of Trustees, together with the Fund's officers and MFS, have reviewed the Fund's current fundamental policies, and have concluded that certain policies should be eliminated, revised or added based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The proposed revised policies for each Fund are listed in Appendix
B. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate all other fundamental policies.

      The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Funds' assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a Fund) will be the standard form for funds in the MFS fund complex.

      THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUNDS, WHICH REMAIN UNCHANGED. THE FUNDS WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE FUNDS INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT POLICIES FOR THE FUNDS AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY FUND.

      Each investment policy proposed to be revised, eliminated or added is discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Appendix B lists the fundamental policies that will apply to each Fund if shareholders of that Fund approve this proposal. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy. Please consult the proxy card included with this proxy statement to determine which Fund you own.

      Certain Funds that commenced operations recently have already adopted most of the proposed revised policies. Accordingly, these Funds (called the New Funds) are asking their shareholders to approve fewer changes to their fundamental policies. Some of the changes are only technical in nature. The New Funds are listed below.

      New Funds:

          MFS Fundamental Growth Fund                      MFS Gemini Large Cap U.S. Fund
          MFS Gemini U.K. Fund                             MFS Global Conservative Equity Fund
          MFS Global Health Sciences Fund                  MFS International ADR Fund
          MFS International Core Equity Fund               MFS Multi Cap Growth Fund


A.  BORROWING

      Changes proposed for all Funds except the New Funds

      It is proposed that the policy concerning borrowing be changed so that each Fund may borrow money to the fullest extent permitted by applicable law.


      Currently, certain Funds may borrow up to specified percentages of their assets, and there are no restrictions on what those borrowings may be used for. Certain other Funds may borrow only for extraordinary or emergency purposes to meet redemption requests and may not pledge their assets to secure their borrowings or may pledge assets only to a limited extent. Some of these Funds also may not purchase any investments when borrowings are outstanding or may do so only to a limited extent.

      The 1940 Act, which is the federal law that governs investment companies like the Funds, does not require that borrowings be made solely for emergency purposes, nor does the 1940 Act require any limit on assets pledged to secure borrowings. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Funds the maximum amount of flexibility to borrow permitted by applicable law, and the ability to pledge their assets to support those borrowings if necessary. Currently, the 1940 Act permits investment companies like the Funds to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future.

      Funds generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders (the latter is referred to as leverage). Borrowing money creates risks and expenses for a Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans. If a Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.


B.  UNDERWRITING SECURITIES

    Changes proposed for all Funds except the New Funds

      It is proposed that the policy concerning underwriting securities be changed so that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that a Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies") and in section K below.


      Currently, each Fund is prohibited from underwriting securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, when it sells portfolio securities.


C.  ISSUANCE OF SENIOR SECURITIES


      It is proposed that the policy concerning the issuance of senior securities be changed so that each Fund may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

      Changes proposed for:

          MFS Capital Opportunities Fund                   MFS Emerging Markets Debt Fund
          MFS Emerging Markets Equity Fund                 MFS Emerging Opportunities Fund
          MFS Fundamental Growth Fund                      MFS Gemini Large Cap U.S. Fund
          MFS Gemini U.K. Fund                             MFS Global Conservative Equity Fund
          MFS Global Health Sciences Fund                  MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS High Quality Bond Fund
          MFS High Yield Opportunities Fund                MFS Income Fund
          MFS Intermediate Investment Grade Bond Fund      MFS International ADR Fund
          MFS International Core Equity Fund               MFS International Growth Fund
          MFS International Investors Trust                MFS International New Discovery Fund
          MFS International Strategic Growth Fund          MFS Large Cap Value Fund
          MFS Mid Cap Growth Fund                          MFS Multi Cap Growth Fund
          MFS Municipal High Income Fund                   MFS New Endeavor Fund
          MFS Research Bond Fund                           MFS Strategic Value Fund

    Currently, each Fund listed above is subject to a fundamental policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which a Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies, and in certain cases expands, the types of collateral arrangements that are excluded from the restriction.

      Changes proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Money Market Fund                            MFS Municipal Bond Fund
          MFS Municipal High Income Fund                   MFS Municipal Limited Maturity Fund
          MFS Research Fund                                MFS Total Return Fund

      Each Fund listed above currently has a fundamental policy that prevents the Fund from purchasing any security on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral for the loan. The staff of the Securities and Exchange Commission (referred to as the SEC) currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). MFS has recommended the elimination of this policy on margin transactions to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety for each Fund listed above. For Funds other than the Government Mortgage Fund, Government Securities Fund and Municipal High Income Fund (these Funds currently have fundamental policies about both the issuance of senior securities and margin purchases), it is proposed that the policy about purchasing securities on margin be replaced with the policy described above relating to the issuance of senior securities.


D.  LENDING OF MONEY OR SECURITIES

      Changes proposed for all Funds

      It is proposed that the policy concerning lending money be changed so that each Fund may make loans to the fullest extent permitted by applicable law.


      Currently, each Fund is prohibited from lending money. Certain Funds are also prohibited from lending their securities or may do so only to a limited extent. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of these policies. The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.

      Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.

      It is unlikely that the Funds would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Funds could lend money to other Funds or to other funds advised by MFS or one of its affiliates. A Fund would have to obtain exemptive relief from the SEC in order to make loans to other Funds or other MFS-advised funds.

E.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, AND COMMODITIES


      Changes proposed for all Funds


      It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, each Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and each Fund also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

      The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein. While some of these clarifications are included in the current policies for some Funds, the revised policy will apply to each Fund on a consistent basis.

      The Government Mortgage Fund currently cannot invest in commodities or commodity contracts, but does not have a policy about investing in real estate. It is proposed that this Fund adopt the revised policy described above.

      For the New Funds, the revised policy reflects only minor technical changes.

F.  INDUSTRY CONCENTRATION

      Changes proposed for all Funds EXCEPT:

          MFS Global Health Sciences Fund                  MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS High Income Fund
          MFS Municipal High Income Fund

      It is proposed that the policy concerning concentration in a particular industry be changed so that no Fund may purchase securities of an issuer of a particular industry if as a result 25% or more of that Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

      Currently, each of these Funds is prohibited from investing more than 25% of the value of its assets in any one industry. For certain Funds, the revised policy clarifies that this calculation is made with respect to a Fund's total assets taken at market value at the time of purchase of the security in question. For other Funds the revised policy makes only minor technical changes to the current policy.

      The revised concentration policy for the Money Market Fund and the Government Money Market Fund would not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies. The current concentration policy for these Funds permits them to invest up to 75% of their assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group, when certain market and other conditions exist. Under the revised policy, the Money Market Fund and the Government Money Market Fund would be able to invest more than 75% of their assets in banks, bank holding companies, finance companies and utility companies. If they did so, their investment performance would be closely tied to the performance of companies in these industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. Accordingly, these Funds could be riskier than funds with more broadly diversified portfolios.


      Changes proposed for:


          MFS Global Health Sciences Fund
          MFS High Income Fund


      It is proposed that these Funds adopt the revised concentration policy described in this section except that (i) the High Income Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries, and (ii) the Global Health Sciences Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.

      Changes proposed for:


          MFS Government Mortgage Fund
          MFS Government Securities Fund
          MFS Municipal High Income Fund


      These Funds currently do not have a concentration policy. It is proposed that these Funds adopt the revised concentration policy described in this section.

G.  SHORT SALES -- REMOVAL OF POLICY


    Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Money Market Fund                            MFS Municipal Bond Fund
          MFS Municipal Limited Maturity Fund              MFS Research Fund
          MFS Total Return Fund

      Currently, each Fund listed above is prohibited from making short sales of securities, except that certain Funds may make short sales "against the box" (short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short) subject to certain limitations. The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, the Funds' investment policy is more restrictive than applicable law. Each Fund is proposing to delete this policy in its entirety in order to have the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

      In a typical short sale a Fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Because the value of a particular security can increase without limit, a Fund could potentially realize losses with respect to short sales that are not "against the box" that could be significantly greater than the value of the securities at the time they are sold short, and such losses could also be unlimited. If a Fund intends to engage in short sales to any material extent, the prospectus and statement of additional information will disclose that intention.


H.  ILLIQUID INVESTMENTS -- REMOVAL OF POLICY


    Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS Money Market Fund                            MFS Research Fund

      Currently, the Government Money Market Fund and the Money Market Fund are prohibited from investing in any securities of issuers which are not readily marketable (except for certain repurchase agreements). The other Funds named above are prohibited from investing more than 10% of their total assets in securities of issuers which are not readily marketable. These investment policies are more restrictive than the current policies of the SEC. The staff of the SEC has taken the position that if a mutual fund holds a material percentage (i.e., 10% of the net assets of a money market fund and 15% of the net assets of other types of mutual funds) of its assets in illiquid investments, or securities that may not be sold or disposed of in the ordinary course of business at approximately the price at which the fund values the investments, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. The Funds wish to remove the current fundamental policies in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic. Each Fund has, however, agreed, as a non-fundamental policy, that it will limit its investments in illiquid securities to 15% of its net assets (10% of its net assets for each money market fund). This policy can be changed by the Fund's Trustees if there are future changes in law or policy.

      To the extent a Fund invests in illiquid securities, the inability to value or sell these securities at a fair price could have a negative impact on the Fund's performance. Of course, each Fund will continue to adhere to applicable rules and policies relating to investments in illiquid securities. The Government Money Market Fund and the Money Market Fund will also continue to adhere to the strict federal regulations that govern the quality, liquidity, maturity, diversity and other features of the portfolio securities of money market funds. Current SEC policies require that a fund's ability to invest in illiquid securities should be disclosed in its prospectus. Each Fund's prospectus or statement of additional information complies with this policy.


I.  REPURCHASE AGREEMENTS -- REMOVAL OF POLICY


    Removal of policy proposed for:
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS High Income Fund                             MFS Money Market Fund
          MFS Municipal Bond Fund                          MFS Municipal High Income Fund
          MFS Research Fund                                MFS Total Return Fund

      Currently, each Fund listed above is prohibited from entering into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. As described under section H. above, this policy is more restrictive than the current policy of the SEC with respect to securities that may be considered illiquid, such as repurchase agreements maturing in more than seven days. These Funds are proposing to delete this investment policy in order to permit the Funds the maximum flexibility with respect to their investments in repurchase agreements. Of course, as noted above, the Funds have agreed as a non-fundamental policy to limit their investments in all illiquid securities to 15% of their net assets (10% of their net assets for money market funds), and will continue to adhere to applicable rules and policies relating to investments in these types of securities.


J.  TRANSACTIONS WITH AFFILIATES -- REMOVAL OF POLICY


    Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Money Market Fund
          MFS Municipal Bond Fund                          MFS Total Return Fund

      Currently, each Fund listed above is prohibited from investing in securities of issuers in which the Fund's Trustees or the Directors and officers of MFS own a certain percentage of securities. This policy was required by certain state laws which no longer apply to the Funds. It is proposed that this policy be eliminated in order to provide each Fund with the maximum amount of flexibility.

      If this policy is eliminated, a Fund would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Funds or MFS except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor certain affiliated transactions involving itself and its employees affecting the Funds. Therefore, the Trustees believe this policy is no longer necessary.


K.  SECURITIES OF OTHER INVESTMENT COMPANIES -- REMOVAL OF POLICY


      Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Money Market Fund
          MFS Total Return Fund

      Currently, each Fund listed above is prohibited from investing in securities of other investment companies. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits mutual funds to invest limited amounts of their assets in other investment companies, and to invest all of their assets in one or more investment companies so long as certain conditions are met (investing in this way is sometimes referred to as using a master/feeder or fund of funds investment structure). In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that these Funds eliminate this policy. If a Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses. The Funds have no current intention to employ a master/feeder or fund of funds investment structure at this time. Additional information about investing in other investment companies is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies").

      If a Fund intends to invest in other investment companies to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.


L.  OPTIONS -- REMOVAL OF POLICY


      Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Money Market Fund                            MFS Municipal Bond Fund
          MFS Municipal High Income Fund                   MFS Total Return Fund

      Currently, each Fund listed above is prohibited from purchasing or selling certain types of options. This policy was required by certain state laws which no longer apply to the Funds. The Trustees have recommended the elimination of this policy in order to provide the Funds with the maximum amount of flexibility.

      If the proposal is approved, each Fund would no longer be prohibited under its fundamental policies from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Trustees believe that this enhanced flexibility could assist a Fund in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by a Fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a Fund. In order for a call option purchased by the Fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Fund. If an option expires unexercised, a Fund will receive nothing for its premium payment.

      When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A Fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

      The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on a Fund's ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by a Fund could result in losses on an option, including the entire investment by the Fund in the option.

      If a Fund intends to invest in options to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.


M. INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OF MANAGEMENT -- REMOVAL OF POLICY


      Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Money Market Fund                            MFS Research Fund
          MFS Total Return Fund

      Currently, each Fund listed above is prohibited from investing for the purpose of exercising control of management of another issuer. This policy was required by certain state laws which no longer apply to the Funds, and is no longer required by applicable laws and regulations. In certain circumstances, the policy may unduly restrict MFS from exerting influence with the management of issuers in which a Fund invests when to do so would be in the best interests of the Fund and its shareholders. For these reasons, it is proposed that this investment policy be removed for each Fund.


N.  INVESTMENTS IN NEWLY FORMED COMPANIES -- REMOVAL OF POLICY


      Removal of policy proposed for:

          MFS Bond Fund                                    MFS Government Money Market Fund
          MFS Growth Opportunities Fund                    MFS High Income Fund
          MFS Money Market Fund                            MFS Research Fund
          MFS Total Return Fund

      Currently, each Fund listed above is prohibited from investing more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation. This policy was required by certain state laws which no longer apply to the Funds. It is proposed that this policy be eliminated in order to provide each Fund with the maximum amount of flexibility.

      If this policy is eliminated, a Fund would be able to invest in the securities of any issuer without regard to the length of time the issuer has been in operation, except to the extent prohibited by the Fund's investment objective and policies. Investments in newly formed companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Newly formed companies often have limited product lines, markets and financial resources and are dependent on management by one or a few key individuals. Equity securities of newly formed companies may suffer steeper than average price declines after disappointing earnings reports and may be more difficult to sell at satisfactory prices.


O.  INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICY


      Removal of policy proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS European Equity Fund                         MFS Government Securities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Growth Opportunities Fund                    MFS High Income Fund
          MFS High Yield Fund                              MFS Income Fund
          MFS Money Market Fund                            MFS Municipal Bond Fund
          MFS Municipal High Income Fund                   MFS Research Fund
          MFS Total Return Fund

      Currently, each Fund listed above, other than the Municipal High Income Fund, is prohibited from purchasing securities of any issuer if, as a result, more than 5% of its assets would be invested in the securities of that issuer. U.S. Government obligations (and for High Income Fund, foreign government obligations as well) are not subject to this limitation. The Municipal High Income Fund and certain of the Funds listed above are prohibited from purchasing the securities of any issuer if, as a result, the Fund would hold more than 10% of the voting securities, or in some cases any class of securities, of the issuer. For the European Equity Fund, the High Yield Fund and the Income Fund, the restrictions relating to the percentage of a Fund's assets invested in an issuer and the percentage of voting securities of an issuer held by a Fund apply to 75% of the Fund's total assets.

      Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. Each Fund listed above, other than the Municipal High Income Fund, is "diversified," and cannot elect to be treated as non-diversified without shareholder approval. There is no intention to seek to change these Funds from "diversified" to non-diversified status. In addition, each Fund must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide in part that as to 50% of the fund's assets, investments in any one issuer cannot exceed 5% of the fund's assets and the fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Fund, including the Municipal High Income Fund, intends to qualify as a regulated investment company for tax purposes.

      The Funds' current diversification policies (other than those of the European Equity Fund, High Yield Fund and Income Fund) are more restrictive than the 1940 Act requires for a diversified fund. For the European Equity Fund, High Yield Fund and Income Fund, their diversification policy is the same as what the 1940 Act currently requires. The Trustees believe that it is unnecessary to have fundamental policies that repeat or are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Funds listed above propose to delete these investment policies.

      To the extent that a Fund invests its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers.


P.  INVESTMENTS IN A PARTICULAR TYPE OF SECURITY -- REMOVAL OF POLICY


    Removal of policy proposed for:

          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Money Market Fund

      Currently, the Government Money Market Fund and the Money Market Fund are prohibited from purchasing voting securities. The Government Mortgage Fund may not invest in any security other than government securities and related options, futures, options on futures and repurchase agreements.

      The Government Money Market Fund and the Money Market Fund are not expected to invest in voting securities. These Funds comply with regulations that apply to money market funds. These regulations require that the Funds' investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Funds' investments (on a dollar-weighted basis) be 90 days or less. In addition, the Funds' investments must be in U.S. dollar-denominated high quality securities which have been determined by MFS to present minimal credit risks. Because these regulations typically would prevent these Funds from investing in voting securities, the Trustees believe that it is unnecessary to have additional fundamental policies on this topic.

      It is proposed that the fundamental policy for the Government Mortgage Fund concerning investment in government securities and related transactions be eliminated. The Fund will adopt a similar policy as a non-fundamental policy. The new non-fundamental policy also would, however, permit the Government Mortgage Fund to invest in one or more investment companies that invest exclusively in government securities and related options, futures, options on futures and repurchase agreements. A non-fundamental policy may be changed by the Trustees without shareholder approval. Under applicable law, the Fund's current fundamental policy is not required to be fundamental. The Trustees have no current intention to change the investment policies of this Fund, but they believe that having this restriction as fundamental is unnecessary. The revised policy would allow the Fund the flexibility to pursue different investment structures, while maintaining the Fund's commitment to invest in U.S. government securities. Currently the Fund has no intention to invest in other investment companies. If the Fund were to do so, it would be disclosed in the Fund's prospectus or statement of additional information.


REQUIRED VOTE


      Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.

      THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND, REMOVE OR ADD THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND WILL BENEFIT THAT FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.


ITEM  4  --  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS
             FINANCIAL SERVICES COMPANY.

      At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Fund and MFS. The investment management fee payable by your Fund will not increase or decrease if shareholders of your Fund approve the new Investment Advisory Agreement. However, shareholders of the Bond Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund, Municipal High Income Fund and Total Return Fund are also being asked to approve a change to their management fee under Item 5 below.


      Currently, each Fund has a separate Investment Advisory Agreement with MFS. These Investment Advisory Agreements were entered into at various times over the past several decades, and their provisions differ. MFS has recommended that the Funds that are part of the same trust enter into one master investment advisory agreement that covers all Funds in that trust, and that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements would simplify the administration of the Funds and eliminate unnecessary duplication of agreements among the Funds.


      The discussion below describes the principal differences between the current and proposed Investment Advisory Agreements (referred to as the Current Agreements and the New Agreement) and provides additional information about MFS and about the Boards' review of the New Agreement. The "Fund Information" section beginning on page 34 contains certain other information about the Funds, including each Fund's fiscal year end. The New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.


      The information provided herein is intended to be a summary of the material changes between the Current Agreements and the New Agreement. This summary is qualified in its entirety by reference to the comparisons of the Current Agreements and the New Agreement in Appendices D-1 through D-3. In particular, please refer to Appendices D-1 through D-3 for additional information about other technical changes that were made to the New Agreement. Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change (except as discussed in Item 5), but will instead be incorporated into an Appendix to the New Agreement, these compensation provisions have not been included in the comparisons of the Current Agreements and the New Agreement.


A.  CURRENT AGREEMENTS

      MFS has served as the investment adviser for each Fund since the commencement of the Fund's operations. The table below lists the date of each Fund's Current Agreement and the date the Current Agreement was last submitted to shareholders for approval.

      Under the Current Agreements, MFS provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Fund. For these services and facilities, MFS receives an annual management fee, computed and paid monthly as noted for each Fund in the table below. The table also lists the aggregate compensation MFS received from each Fund during the Fund's fiscal year noted.

                                                                                                       AGGREGATE
                                                                                                       MANAGEMENT FEE
                                                                   DATE LAST         MANAGEMENT FEE    PAID DURING
                                                    DATE OF        SUBMITTED FOR     (AS A PERCENTAGE  FISCAL YEAR
                                                    CURRENT        SHAREHOLDER       OF AVERAGE DAILY  NOTED (AFTER      FISCAL
FUND                                                AGREEMENT      APPROVAL(1)       NET ASSETS)       WAIVERS)          YEAR
----                                                -------------  ----------------  ----------------  ----------------  ----------

MFS Bond Fund                                       12/2/1985      12/17/1985             (2)                     (2)     4/30/01

MFS Capital Opportunities Fund                      9/1/1993       8/31/1993         0.66%(3)          $35,198,618       11/30/00
MFS Emerging Markets Debt Fund                      3/16/1998      3/16/1998         0.85%             $         0        7/31/00
MFS Emerging Markets Equity Fund                    9/1/1995       9/1/1995          1.25%             $   696,266        5/31/01
MFS Emerging Opportunities Fund                     4/30/1999      4/30/1999         0.75%             $     9,454        4/30/01
MFS European Equity Fund                            8/2/1999       8/2/1999          0.75%             $     4,689        7/31/00
MFS Fundamental Growth Fund                         12/29/2000     12/29/2000        0.75%             $     2,344        5/31/01
MFS Gemini Large Cap U.S. Fund                      12/29/2000     12/29/2000        0.75%             $       904        5/31/01
MFS Gemini U.K. Fund                                12/29/2000     12/29/2000        1.00%             $     3,930        5/31/01
MFS Global Conservative Equity Fund                 12/29/2000     12/29/2000        1.00%                    N/A(4)      7/31/00
MFS Global Health Sciences Fund                     12/29/2000     12/29/2000        1.00%                    N/A(4)      7/31/00
MFS Government Money Market Fund                    5/20/1982      5/20/1982(5)      0.50%(6)          $   261,537        8/31/00
MFS Government Mortgage Fund                        12/19/1985     11/19/1986(5)     0.45%             $ 2,566,567        7/31/00
                                                    as amended
                                                    1/1/1996
MFS Government Securities Fund                      7/18/1994      5/24/1984              (2)                     (2)     2/28/01
                                                    as amended
                                                    2/1/1994
MFS Growth Opportunities Fund                       7/19/1985      7/29/1985         0.42%(7)          $ 5,847,761       12/31/00
MFS High Income Fund                                5/20/1987      6/1/1987               (2)                     (2)     1/31/01
MFS High Quality Bond Fund                          4/30/1999      4/30/1999         0.50%             $         0        4/30/01
MFS High Yield Fund                                 8/2/1999       8/2/1999          0.60%             $         0        7/31/00
MFS High Yield Opportunities Fund                   6/29/1998      6/30/1998         0.65%             $   261,729        1/31/01
MFS Income Fund                                     8/2/1999       8/2/1999          0.60%             $         0        7/31/00
MFS Intermediate Investment Grade Bond Fund         12/31/1998     12/31/1998        0.50%             $         0        4/30/01
MFS International ADR Fund                          12/29/2000     12/29/2000        1.00%                    N/A(4)      7/31/00
MFS International Core Equity Fund                  12/29/2000     12/29/2000        1.00%                    N/A(4)      7/31/00
MFS International Growth Fund                       9/1/1995       9/1/1995          0.975%(8)         $ 1,057,025        5/31/01
MFS International Investors Trust                   9/1/1995       9/1/1995          0.975%(8)         $   611,016        5/31/01
MFS International New Discovery Fund                10/8/1997      10/8/1997         0.975%(8)         $         0        9/30/00
MFS International Strategic Growth Fund             10/8/1997      10/8/1997         0.975%(8)         $         0        9/30/00
MFS International Value Fund                        10/8/1997      10/8/1997         0.975%(8)         $         0        9/30/00
MFS Large Cap Value Fund                            4/30/1999      4/30/1999         0.75%             $     3,780        4/30/01
MFS Limited Maturity Fund                           1/8/1992       11/18/1992(5)     0.40%             $ 1,011,864        4/30/01
MFS Mid Cap Growth Fund                             10/20/1993     11/1/1993         0.75%             $ 4,784,189        8/31/00
MFS Money Market Fund                               5/20/1982      5/20/1982(5)      0.42%(6)          $ 5,455,364        8/31/00
MFS Multi Cap Growth Fund                           12/29/2000     12/29/2000        0.75%             $     1,192        5/31/01
MFS Municipal Bond Fund                             9/1/1993       8/31/1993              (2)                     (2)     8/31/00
MFS Municipal High Income Fund                      9/1/1993       8/31/1993              (2)                     (2)     1/31/01
MFS Municipal Limited Maturity Fund                 9/1/1993       8/31/1993         0.40%             $   164,232        4/30/01
MFS New Endeavor Fund                               9/29/2000      9/29/2000         0.90%                    N/A(4)      7/31/00
MFS Research Bond Fund                              12/31/1998     12/31/1998        0.50%             $     7,408        4/30/01
                                                    as amended
                                                    1/20/2001
MFS Research Fund                                   11/1/1998      11/1/1998(9)      0.43%             $33,268,765        9/30/00
MFS Strategic Value Fund                            3/16/1998      3/16/1998         0.75%             $         0        7/31/00
MFS Total Return Fund                               1/18/1985      1/29/1985              (2)                     (2)     9/30/00

----------

(1) Unless otherwise noted, the Current Agreement was last approved by the Fund's sole shareholder or at an initial shareholder meeting in connection with the Fund's commencement of operations.

(2) Detailed information about the management fees paid by the Fund is provided under Item 5 below.
(3) MFS receives a management fee of 0.75% of its average daily net assets and has contractually agreed to reduce its management fee to 0.65% of the Fund's average daily net assets in excess of $1.5 billion, 0.625% on assets in excess of $3.0 billion and
    0.60% on assets in excess of $5.0 billion, in each case on an annualized basis for its then-current fiscal year.
(4) These Funds are newly organized and have not completed a full fiscal year.
(5) The Current Agreement was approved at a meeting of shareholders in connection with the assignment of the Agreement to MFS.
(6) 0.50% of the first $300 million of the Fund's average daily net assets; 0.45% of the next $400 million of such assets; 0.40%
    of the next $300 million of such assets; and 0.35% of such assets in excess of $1 billion.
(7) 0.50% of the first $200 million of the Fund's average daily net assets and 0.40% of the Fund's average daily net assets in excess of $200 million.
(8) 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.

(9) A shareholders' meeting was held to approve a change in the management fee payable by the Fund to MFS.


      MFS pays the compensation of each Fund's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions. Each Fund pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS). More detailed information about the expenses paid by the Funds is discussed under "Changes Proposed in the New Agreement" below.


B.  CHANGES PROPOSED IN THE NEW AGREEMENT

      1. Use of a Single Agreement for each Trust

      Changes proposed for all Funds
      As noted above, if the New Agreement is approved by shareholders of a Fund, the trust of which the Fund is a part will enter into one master New Agreement on behalf of all of its Funds whose shareholders approve the New Agreement. This New Agreement will replace the separate Investment Advisory Agreements for those Funds. This means that for most Funds in this proxy statement several Funds will be covered under the same Investment Advisory Agreement. This has required certain formatting and other changes.


      Each Fund covered by a New Agreement will be listed on an Appendix to the Agreement. The Funds covered by a New Agreement may pay different compensation to MFS under the Agreement, and accordingly the management fee by each Fund will also be listed on an Appendix to the Agreement. The New Agreement contains an additional provision to clarify that the Agreement may be approved, renewed, amended or terminated on a Fund-by-Fund basis. This means that the Agreement may be approved, renewed, amended or terminated as to one Fund, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the same trust.

      2. Advice regarding Other Instruments


      Changes proposed for all Funds


      The Current Agreements provide that MFS will continuously furnish an investment program for the Funds and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of a Fund will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for a Fund. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which a Fund may invest. Each Fund's investments are governed by its prospectus and statement of additional information.

      3. Proxy Voting


      Changes proposed for all Funds


      The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund's portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement for each Fund other than the Emerging Markets Equity Fund, International Growth Fund and International Investors Trust provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to a Fund's portfolio securities.

      4. Brokerage Transactions


      Changes proposed for all Funds


      The Current Agreement for some Funds provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Fund's account, MFS is directed to seek for the Fund execution of transactions at the most reasonable price (or for some Funds the most favorable price) by responsible brokerage firms at reasonably competitive commission rates. The Current Agreement for other Funds provides that in connection with the selection of brokers and dealers and the placing of orders, MFS is directed to seek for the Fund execution of transactions at the best available price, or for some Funds at the most favorable execution and price, or for other Funds at the most favorable price.

      The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for a Fund the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price, the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for a Fund's transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for a Fund's transactions.

      The New Agreement provides that MFS may cause a Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if MFS determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The value of these brokerage and research services may be viewed in terms of either that Fund's particular transactions or MFS's overall responsibilities with respect to the Fund and MFS's other clients. Most Funds have a similar provision in their Current Agreements.

      The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of a Fund or of other MFS Funds or accounts as a factor in the selection of brokers and dealers.

      The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Fund shares in the selection of brokers and dealers.

      5. Expenses


      Changes proposed for all Funds


      The Current Agreements provide that each Fund will pay all of its own expenses. Each Current Agreement contains a list of typical Fund expenses. The lists vary slightly from Fund to Fund. The New Agreement provides a standardized list of examples of expenses. For all Funds, this list of expenses has been amended to include expenses of soliciting proxies; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure and the legal obligation which a Fund may have to indemnify the applicable trust's Trustees and officers with respect thereto. For certain Funds, this list of expenses clarifies that the Fund bears the expenses of independent auditors, of legal counsel, of any transfer agent, registrar or dividend disbursing agent of the Fund, of servicing shareholder accounts, of recording and settling portfolio security transactions, and of the preparation, printing and mailing of prospectuses (except to the extent that any Distribution Agreement to which the trust is a party provides that another party is to pay some or all of such expenses).

      The New Agreement provides that if MFS pays or assumes any expenses of the trust or a Fund, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the trust or a Fund on any subsequent occasion.

      These amendments are designed to clarify the types of expenses which the Funds may bear.

      6. Certain Recordkeeping Services by MFS


      Changes proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Mid Cap Growth Fund                          MFS Money Market Fund
          MFS Municipal Bond Fund                          MFS Municipal High Income Fund
          MFS Municipal Limited Maturity Fund              MFS Research Fund
          MFS Total Return Fund

      For the Funds listed above, the New Agreement adds a provision that MFS must maintain certain records in a form acceptable to the trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so.

      7. Promises by MFS


      Changes proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Emerging Markets Equity Fund                 MFS Government Money Market Fund
          MFS Growth Opportunities Fund                    MFS High Income Fund
          MFS International Growth Fund                    MFS International Investors Trust
          MFS Money Market Fund                            MFS Municipal Bond Fund
          MFS Research Fund                                MFS Total Return Fund

      For the Funds listed above, the New Agreement adds an express promise by MFS to comply with the provisions of a Fund's current prospectus and statement of additional information relative to MFS and its Directors and officers. MFS currently monitors compliance with the provisions of each Fund's current prospectus and statement of additional information.

      For the Capital Opportunities Fund, Government Money Market Fund, Money Market Fund, Research Fund and Total Return Fund, the Current Agreements provide that MFS will not deal with itself, or with the Trustees of the trust or the trust's distributor or principal underwriter, if any, as principals in making purchases or sales of securities or other property for the account of the Fund. The New Agreement provides that MFS may enter into such principal transactions as are permitted by applicable law.

      8. Limitation of Liability of MFS


      Changes proposed for:

          MFS Emerging Markets Debt Fund                   MFS Emerging Opportunities Fund
          MFS European Equity Fund                         MFS Fundamental Growth Fund
          MFS Gemini Large Cap U.S. Fund                   MFS Gemini U.K. Fund
          MFS Global Conservative Equity Fund              MFS Global Health Sciences Fund
          MFS High Quality Bond Fund                       MFS High Yield Fund
          MFS High Yield Opportunities Fund                MFS Income Fund
          MFS Intermediate Investment Grade Bond Fund      MFS International ADR Fund
          MFS International Core Equity Fund               MFS International New Discovery Fund
          MFS International Strategic Growth Fund          MFS International Value Fund
          MFS Large Cap Value Fund                         MFS Limited Maturity Fund
          MFS Mid Cap Growth Fund                          MFS Multi Cap Growth Fund
          MFS Municipal Limited Maturity Fund              MFS New Endeavor Fund
          MFS Research Bond Fund                           MFS Strategic Value Fund

      The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of any Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement. The Current Agreements for the Funds listed above contain similar, but not identical, limitations of liability.

      9. Sub-Advisory Agreements


      Changes proposed for:

          MFS Bond Fund                                    MFS Capital Opportunities Fund
          MFS Government Money Market Fund                 MFS Government Mortgage Fund
          MFS Government Securities Fund                   MFS Growth Opportunities Fund
          MFS High Income Fund                             MFS Limited Maturity Fund
          MFS Mid Cap Growth Fund                          MFS Money Market Fund
          MFS Municipal Bond Fund                          MFS Municipal High Income Fund
          MFS Municipal Limited Maturity Fund              MFS Research Fund
          MFS Total Return Fund

      The New Agreement provides that the Adviser may from time to time enter into investment sub-advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to any Fund, but MFS has in the past engaged investment sub-advisers and may seek to engage sub-advisers in the future. The Funds other than those listed above have this provision in their Current Agreements.

      10. Other Agreements with MFS


      Changes proposed for all Funds


      The New Agreement clarifies that each Fund may enter into such other agreements covering the provision of administrative and other additional services to the Fund as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party. Certain Funds currently have a similar provision in their Current Agreements.

      These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

      11. Other Clients of MFS


      Changes proposed for all Funds


      The Current Agreement for each Fund provides that the services of MFS to the Fund are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by each Fund that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.

      Under the New Agreement, each Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Fund.

      12. Other Provisions


      Changes proposed for all Funds


      The New Agreement adds certain other technical, legal provisions, which are standard for investment advisory contracts in the mutual funds industry, including provisions concerning the Funds' ability to use the acronym "MFS" and related trade or service marks in their names.


C.  INFORMATION ABOUT MFS AND ITS AFFILIATES

      MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.


      The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William
W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The Executive Officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President; and Mr. William Scott, Jr., Vice Chairman. As noted above, Messrs. Arnold Scott, Ballen and Shames also serve as Trustees to the Funds.

      The address of each Director and Executive Officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and Executive Officer principally devotes his time to his role at MFS.

      MFS provides investment advisory services to certain other funds in the MFS Family of Funds which may have investment objectives and policies similar to those of a Fund. The table below lists other funds advised by MFS, the net assets of those funds, and the management fee MFS received from those funds during the fiscal years ended on the date noted.


                                                    OTHER FUNDS ADVISED BY MFS


                                                                         MANAGEMENT FEE (AS
                                                                           A PERCENTAGE OF      MANAGEMENT FEE,
                                                      NET ASSETS UNDER    AVERAGE DAILY NET    AFTER WAIVERS (IF
                                                      MANAGEMENT AS OF     ASSETS) FOR THE    ANY) FOR THE FISCAL
FUND                                                  DECEMBER 31, 2000   FISCAL YEAR NOTED       YEAR NOTED           FISCAL YEAR
----                                                  -----------------   ------------------  -------------------      -----------
Massachusetts Investors Trust                          $14,137,980,529           0.33%                N/A               12/31/00
Massachusetts Investors Growth Stock Fund              $17,318,700,989           0.33%                N/A               11/30/00
Compass Accounts                                                                                                        12/31/00
  Capital Appreciation Variable Account                $   687,539,453           0.71%                N/A
  Global Governments Variable Account                  $    12,296,994           0.75%                N/A
  Government Securities Variable Account               $   132,670,614           0.55%                N/A
  High Yield Variable Account                          $   119,383,278           0.75%                N/A
  Managed Sectors Variable Account                     $   173,945,597           0.75%                N/A
  Money Market Variable Account                        $    92,885,545           0.50%                N/A
  Total Return Variable Account                        $   256,474,601           0.75%                N/A
MFS Alabama Municipal Bond Fund                        $    89,405,149           0.55%               0.35%               3/31/01
MFS Arkansas Municipal Bond Fund                       $   121,926,770           0.55%               0.35%               3/31/01
MFS Cash Reserve Fund                                  $   686,925,535           0.55%               0.45%               8/31/00
MFS California Municipal Bond Fund                     $   275,748,749           0.55%               0.35%               3/31/01
MFS Charter Income Trust                               $   571,530,314           0.70%(1)             N/A               11/30/00
MFS Core Growth Fund                                   $    90,057,538           0.75%                N/A                8/31/00

MFS Emerging Growth Fund                               $15,490,159,053           0.70%(2)            0.66%(2)           11/30/00

MFS Florida Municipal Bond Fund                        $    93,907,485           0.55%               0.35%               3/31/01
MFS Georgia Municipal Bond Fund                        $    65,809,120           0.55%               0.35%               3/31/01
MFS Global Asset Allocation Fund                       $   201,760,343           0.60%                N/A                8/31/00
MFS Global Equity Fund                                 $   806,812,875           1.00%(3)            1.00%(3)           10/31/00
MFS Global Growth Fund                                 $   843,888,159           0.90%               0.90%(4)           10/31/00
MFS Global Telecommunications Fund                     $   181,465,859           1.00%                N/A                8/31/00
MFS Global Total Return Fund                           $   344,715,959           0.85%(5)             N/A               10/31/00
MFS Government Limited Maturity Fund                   $   259,255,479           0.40%(6)             N/A               12/31/00
MFS Government Markets Income Trust                    $   427,827,576           0.71%(7)             N/A               11/30/00
MFS Institutional Core Equity Fund                     $    19,781,514           0.60%               0.55%               6/30/01
MFS Institutional Emerging Equities Fund               $   687,422,499           0.75%                N/A                6/30/01
MFS Institutional  High Yield Fund                     $     4,156,406           0.50%                N/A                6/30/01
MFS Institutional International Equity Fund            $    56,735,664           0.75%                N/A                6/30/01

MFS Institutional International Research Equity Fund   $             0           0.75%                N/A                6/30/01

MFS Institutional Large Cap Growth Fund                $    56,005,339           0.75%               0.50%               6/30/01
MFS Institutional Large Cap Value Fund                 $             0           0.60%               0.55%               6/30/01
MFS Institutional Mid Cap Growth Fund                  $   142,197,222           0.60%                N/A                6/30/01
MFS Institutional Real
Estate Investment Fund                                 $             0           0.70%                N/A                6/30/01
MFS Institutional Research Fund                        $    56,281,606           0.60%               0.55%               6/30/01
MFS Intermediate Income Trust                          $   929,936,425           0.76%(8)             N/A               10/31/00
MFS Japan Equity Fund                                  $     4,080,697           1.00%                N/A                8/31/00
MFS Large Cap Growth Fund                              $ 1,020,685,368           0.75%               0.75%(9)           11/30/00

MFS Managed Sectors Fund                               $   645,097,415           0.75%               0.70%(10)           8/31/00

MFS Maryland Municipal Bond Fund                       $   143,833,976           0.55%               0.35%               3/31/01
MFS Massachusetts Municipal Bond Fund                  $   243,628,351           0.55%               0.35%               3/31/01
MFS Massachusetts High Income Tax Free Fund            $     4,953,523           0.40%               0.00%               3/31/01
MFS Mississippi Municipal Bond Fund                    $    76,716,171           0.55%               0.35%               3/31/01
MFS Multimarket Income Trust                           $   574,334,862           0.84%(11)            N/A               10/31/00
MFS Municipal Income Fund                              $   341,260,716           0.72%(12)           0.40%               3/31/01
MFS Municipal Income Trust                             $   304,117,846           0.89%(13)            N/A               10/31/00
MFS New Discovery Fund                                 $ 1,561,279,954           0.90%                N/A                8/31/00
MFS New York Municipal Bond Fund                       $   125,579,803           0.55%               0.35%               3/31/01
MFS New York High Income Tax Free Fund                 $ 1,561,279,954           0.40%               0.00%               3/31/01
MFS North Carolina Municipal Bond Fund                 $   377,902,822           0.55%               0.35%               3/31/01
MFS Pennsylvania Municipal Bond Fund                   $    48,506,152           0.55%               0.35%               3/31/01
MFS Research Growth and Income Fund                    $   217,841,096           0.65%(14)            N/A                8/31/00
MFS Research International Fund                        $   307,939,252           1.00%                N/A                8/31/00
MFS South Carolina Municipal Bond Fund                 $   148,917,626           0.55%               0.35%               3/31/01
MFS Special Value Trust                                $    69,006,627           0.97%(15)            N/A               10/31/00
MFS Strategic Growth Fund                              $ 2,734,732,132           0.75%                N/A                8/31/00
MFS Strategic Income Fund                              $   297,541,422           1.16%(16)           0.50%              10/31/00
MFS/Sun Life Series Trust                                                                                               12/31/00
  Bond Series                                          $    75,836,411           0.60%                N/A
  Capital Appreciation Series                          $ 1,813,462,358           0.75%(17)            N/A
  Capital Opportunities Series                         $   688,154,936           0.75%(18)            N/A
  Emerging Growth Series                               $ 1,421,899,059           0.75%(18)            N/A
  Emerging Markets Equity Series                       $    36,334,202           1.25%                N/A
  Government Securities Series                         $   558,630,518           0.55%                N/A
  Global Asset Allocation Series                       $   115,452,605           0.75%(18)            N/A
  Global Governments Series                            $    61,459,524           0.75%(18)            N/A
  Global Growth Series                                 $   412,651,204           0.90%                N/A
  Global Telecommunications Series                     $     1,533,717           1.00%                N/A
  Global Total Return Series                           $   101,727,238           0.75%(18)            N/A
  High Yield Series                                    $   334,730,307           0.75%               0.70%(19)
  International Growth Series                          $   117,446,100          0.975%(20)            N/A
  International Investors Trust Series                 $    82,946,030          0.975%(20)            N/A
  Managed Sectors Series                               $   559,558,389           0.75%(18)            N/A

  Massachusetts Investors Growth Stock Series          $   973,237,211           0.75%               0.70%(19)          12/31/00

  Massachusetts Investors Trust Series                 $ 2,263,797,297           0.55%                N/A
  Mid Cap Growth Series                                $    26,186,926           0.75%                N/A
  Money Market Series                                  $   443,892,362           0.50%                N/A
  New Discovery Series                                 $   232,707,175           0.90%                N/A
  Research Growth and Income Series                    $    92,934,046           0.75%                N/A
  Research International Series                        $    82,998,340           1.00%                N/A
  Research Series                                      $ 1,210,132,528           0.75%(18)            N/A
  Strategic Growth Series                              $    86,721,857           0.75%                N/A
  Strategic Income Series                              $    33,318,906           0.75%                N/A
  Technology Series                                    $    31,621,250           0.75%                N/A
  Total Return Series                                  $ 1,841,826,639           0.75%(21)            N/A
  Utilities Series                                     $   622,151,402           0.75%(18)            N/A
  Value Series                                         $   123,754,211           0.75%                N/A
MFS Technology Fund                                    $   165,461,219           0.75%                N/A                8/31/00
MFS Tennessee Municipal Bond Fund                      $   121,733,779           0.55%               0.35%               3/31/01
MFS Union Standard Equity Fund                         $    66,896,250           0.65%                N/A                9/30/00
MFS Utilities Fund                                     $ 2,668,125,763           0.68%(22)           0.55%              10/31/00
MFS Value Fund                                         $   615,213,970           0.60%                N/A                8/31/00
MFS Variable Insurance Trust                                                                                            12/31/00
  MFS Bond Series                                      $    26,244,460           0.60%                N/A
  MFS Capital Opportunities Series                     $   147,845,764           0.75%                N/A
  MFS Emerging Growth Series                           $ 2,332,702,574           0.75%                N/A
  MFS Global Equity Series                             $     4,988,187           1.00%                N/A
  MFS Global Governments Series                        $    50,704,443           0.75%                N/A
  MFS High Income Series                               $    62,199,248           0.75%                N/A
  MFS Investors Growth Stock Series                    $   150,634,248           0.75%                N/A
  MFS Investors Trust Series                           $   500,615,879           0.75%                N/A
  MFS Mid Cap Growth Series                            $    11,986,287           0.75%                N/A
  MFS Money Market Series                              $    11,172,169           0.50%                N/A
  MFS New Discovery Series                             $   186,622,374           0.90%                N/A
  MFS Research Series                                  $ 1,086,586,828           0.75%                N/A
  MFS Total Return Series                              $   355,097,515           0.75%                N/A
  MFS Utilities Series                                 $   312,213,535           0.75%                N/A
MFS Virginia Municipal Bond Fund                       $   336,447,099           0.55%               0.35%               3/31/01
MFS West Virginia Municipal Bond Fund                  $   132,245,973           0.55%               0.35%               3/31/01
Vertex Contrarian Fund                                 $    34,183,440           4.00%(23)            N/A                9/30/00
Vertex International Fund                              $             0           4.00%(23)           0.00%               9/30/00

----------
 (1) 0.32% of the Fund's average daily net assets plus 4.57% of the Fund's gross income.
 (2) 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.70% of the next $4.5 billion of the Fund's average daily net assets, 0.65% of the next $8 billion of the Fund's average daily net assets (this breakpoint is a contractual fee waiver) and 0.625% of the Fund's average daily net assets in excess of $15 billion (this breakpoint is a contractual fee waiver).
 (3) 1.00% of the first $1 billion of the Fund's average daily net assets and 0.85% of the next $1.5 billion. Effective November
     1, 2000, MFS agreed to reduce its management fee to 0.75% of the amount of the Fund's average daily net assets in excess of
     $2.5 billion.
 (4) 0.75% of the Fund's assets in excess of $1 billion.
 (5) 0.65% of the Fund's average daily net assets plus 5.00% of its gross income.
 (6) Lesser of (a) 0.40% of the Fund's average daily net assets or (b) 0.38% of the Fund's average daily net assets plus 5.36% of its gross income.
 (7) The lesser of (a) 0.32% of the Fund's average daily net assets plus 5.33% of the Fund's gross income, or (b) 0.85% of the
     Fund's average daily net assets.
 (8) The lesser of (a) 0.32% of the Fund's average daily net assets plus 5.65% of the Fund's gross income, or (b) 0.85% of the
     Fund's average daily net assets.
 (9) 0.65% of the Fund's average daily net assets in excess of $1 billion, and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.

(10) Effective January 1, 2001, MFS has agreed to reduce its compensation to 0.70% of the Fund's average daily net assets in excess of $2.5 billion.

(11) 0.34% of the Fund's average daily net assets plus 5.4% of the Fund's gross income.
(12) 0.30% of the Fund's average daily net assets plus 6.43% of the Fund's gross income.
(13) 0.40% of the Fund's average daily net assets plus 6.32% of the Fund's gross income.
(14) 0.65% of the first $500 million of the Fund's average daily net assets, and 0.55% of the Fund's average daily net assets in excess of $500 million.
(15) 0.68% of the Fund's average daily net assets plus 3.4% of the Fund's gross income.
(16) 0.50% of the Fund's average daily net assets plus 7.14% of the Fund's gross income.
(17) 0.75% of the first $1 billion of the Fund's average daily net assets, 0.675% of the next $500 million and 0.65% in excess of
     $1.5 billion.
(18) 0.75% of the first $300 million of the Fund's average daily net assets, and 0.675% of the Fund's average daily net assets in excess of $300 million.
(19) 0.70% of the Fund's average daily net assets in excess of $1 billion.
(20) 0.975% of the first $500 million of the Fund's average daily net assets, and 0.925% of the Fund's average daily net assets in excess of $500 million.
(21) 0.75% of the first $300 million of the Fund's average daily net assets, 0.675% of the next $700 million and 0.60% in excess of $1 billion.
(22) 0.375% of the Fund's average daily net assets plus 6.25% of the Fund's gross income.
(23) The Fund pays MFS, at the end of each month, the basic fee of 2.00% (prorated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of that month), adjusted upward or downward by
     0.20% (prorated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of the prior 12 months) for each full percentage point that the Fund's performance during the prior 12 months
     (referred to as the performance period) exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Index
     (for the Vertex Contrarian Fund) or the Morgan Stanley Capital International Europe, Australasia, Far East Index (for the
     Vertex International Fund). The maximum adjustment (up or down) for the Fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by the Fund during any fiscal year will be 0% and 4%, respectively.

         Each Fund has entered into certain other agreements with MFS or its affiliates, for administrative, shareholder, and distribution services. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under these agreements.

         MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

         MFS Service Center, Inc. (MFSC), a wholly owned subsidiary of MFS, is the shareholder servicing agent to each Fund, pursuant to an Amended and Restated Shareholder Servicing Agreement. The Shareholder Servicing Agent's responsibilities under the Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of a Fund. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC is reimbursed by a Fund for certain expenses incurred by MFSC on behalf of the Fund.


         The table below provides the amount paid by each Fund to MFS for administrative services and the amount paid by each Fund to MFSC for shareholder services during each Fund's fiscal year ended on the date noted.


                                                    FISCAL             AMOUNT PAID TO MFS              AMOUNT PAID TO MFSC
FUND                                                 YEAR         FOR ADMINISTRATIVE SERVICES        FOR SHAREHOLDER SERVICES
----                                                 ----         ---------------------------        ------------------------


MFS Bond Fund                                      4/30/01                 $172,934                         $1,161,036

MFS Capital Opportunities Fund                     11/30/00                $513,207                         $5,285,706
MFS Emerging Markets Debt Fund                     7/31/00                 $    178                         $    1,285
MFS Emerging Markets Equity Fund                   5/31/01                 $ 11,391                         $   65,096
MFS Emerging Opportunities Fund                    4/30/01                 $    184                         $    1,261
MFS European Equity Fund                           7/31/00                 $     87                         $      626
MFS Fundamental Growth Fund                        5/31/01                 $     54                         $      313
MFS Gemini Large Cap U.S. Fund                     5/31/01                 $     21                         $      121
MFS Gemini U.K. Fund                               5/31/01                 $     68                         $      393
MFS Global Conservative Equity Fund(1)             7/31/00                      N/A                                N/A
MFS Global Health Sciences Fund(1)                 7/31/00                      N/A                                N/A
MFS Government Money Market Fund                   8/31/00                 $  7,190                         $   52,308
MFS Government Mortgage Fund                       7/31/00                 $ 87,609                         $  639,933
MFS Government Securities Fund                     2/28/01                 $ 77,834                         $  537,201
MFS Growth Opportunities Fund                      12/31/00                $202,559                         $1,401,693
MFS High Income Fund                               1/31/01                 $192,617                         $1,326,538
MFS High Quality Bond Fund                         4/30/01                 $    200                         $    1,352
MFS High Yield Fund                                7/31/00                 $      0(2)                      $        0(2)
MFS High Yield Opportunities Fund                  1/31/01                 $  5,678                         $   40,249
MFS Income Fund                                    7/31/00                 $      0(2)                      $        0(2)
MFS International ADR Fund(1)                      7/31/00                      N/A                                N/A
MFS International Core Equity Fund(1)              7/31/00                      N/A                                N/A
MFS International Growth Fund                      5/31/01                 $ 16,969                         $  113,974
MFS Intermediate Investment Grade Bond Fund        4/30/01                 $    161                         $    1,084
MFS International Investors Trust                  5/31/01                 $ 10,404                         $   70,022
MFS International New Discovery Fund               9/30/00                 $    302                         $    2,009
MFS International Strategic Growth Fund            9/30/00                 $    249                         $    1,733
MFS International Value Fund                       9/30/00                 $    141                         $    1,024
MFS Large Cap Value Fund                           4/30/01                 $     73                         $      504
MFS Limited Maturity Fund                          4/30/01                 $ 40,928                         $  276,685
MFS Mid Cap Growth Fund                            8/31/00                 $ 97,576                         $  637,892
MFS Money Market Fund                              8/31/00                 $181,685                         $1,276,880
MFS Multi Cap Growth Fund                          5/31/01                 $     28                         $      160
MFS Municipal Bond Fund                            8/31/00                 $182,621                         $1,346,513
MFS Municipal High Income Fund                     1/31/01                 $190,796                         $1,330,134
MFS Municipal Limited Maturity Fund                4/30/01                 $  8,115                         $   54,744
MFS New Endeavor Fund(1)                           7/31/00                      N/A                                N/A
MFS Research Bond Fund                             4/30/01                 $    465                         $    2,823
MFS Research Fund                                  9/30/00                 $481,060                         $7,736,922
MFS Strategic Value Fund                           7/31/00                 $    182                         $    1,351
MFS Total Return Fund                              9/30/00                 $478,392                         $6,092,547

----------
(1) These Funds are newly organized and have not completed a full fiscal year.
(2) Reflects amount after waivers.

         MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement. The Trustees also have adopted a Distribution Plan for Class A, Class B and, if applicable, Class C shares, of each Fund (other than the Government Money Market Fund and the Money Market Fund) pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that Class A, Class B, and Class C shares of a Fund may pay MFD certain distribution and service fees based on a percentage of the average daily net assets attributable to that class. The table below shows the amount of the Rule 12b-1 fees paid by a Fund that were retained by MFD for distribution services during the fiscal years ended on the dates noted.

                                                                         DISTRIBUTION AND SERVICE FEES PAID
                                                                             BY FUND AND RETAINED BY MFD
                                                  FISCAL          ----------------------------------------------------
FUND                                               YEAR             CLASS A            CLASS B                CLASS C
----                                               ----             -------            -------                -------
MFS Bond Fund                                      4/30/01         $   574,106        $ 2,259,972           $69,381
MFS Capital Opportunities Fund                     11/30/00        $14,129,849        $14,202,892           $12,069
MFS Emerging Markets Debt Fund                     7/31/00         $         0        $         0           $     0
MFS Emerging Markets Equity Fund                   5/31/01         $    85,982        $   222,719           $   218
MFS Emerging Opportunities Fund                    4/30/01         $         0        $         0           $     0
MFS European Equity Fund                           7/31/00         $         0        $         0           $     0
MFS Fundamental Growth Fund(1)                     5/31/01         $       300                N/A               N/A
MFS  Gemini  Large Cap U.S. Fund(1)                5/31/01         $       121                N/A               N/A
MFS Gemini U.K. Fund(1)                            5/31/01         $       393                N/A               N/A
MFS  Global  Conservative Equity Fund(2)           7/31/00                 N/A                N/A               N/A
MFS  Global Health Sciences Fund(2)                7/31/00                 N/A                N/A               N/A
MFS Government Money Market Fund                   8/31/00                 N/A                N/A               N/A
MFS Government Mortgage Fund(3)                    7/31/00         $   117,846        $   588,173               N/A
MFS Government Securities Fund                     2/28/01         $   417,169        $ 1,140,032           $   271
MFS Growth Opportunities Fund                      12/31/00        $   757,008        $   624,383           $     0
MFS High Income Fund                               1/31/01         $   581,099        $ 3,521,038           $ 1,057
MFS High Quality Bond Fund                         4/30/01         $         0        $         0           $     0
MFS High Yield Fund                                7/31/00         $         0        $         0           $     0
MFS High Yield Opportunities Fund                  1/31/01         $    15,257        $   142,624           $     2
MFS Income Fund                                    7/31/00         $         0        $         0           $     0
MFS International ADR Fund(2)                      7/31/00                 N/A                N/A               N/A
MFS International Core Equity Fund(2)              7/31/00                 N/A                N/A               N/A
MFS International Growth Fund                      5/31/01         $   149,282        $   383,737           $    72
MFS Intermediate Investment Grade Bond Fund        4/30/01         $         0        $         0           $     0
MFS International Investors Trust                  5/31/01         $    97,720        $   219,782           $   549
MFS International New Discovery Fund(1)            9/30/00         $         0                N/A               N/A
MFS International Strategic Growth Fund(1)         9/30/00         $         0                N/A               N/A
MFS International Value Fund(1)                    9/30/00         $         0                N/A               N/A
MFS Large Cap Value Fund                           4/30/01         $         0        $         0           $     0
MFS Limited Maturity Fund                          4/30/01         $    21,883        $   571,813           $    65
MFS Mid Cap Growth Fund                            8/31/00         $    29,262        $ 2,346,918           $ 1,450
MFS Money Market Fund                              8/31/00                 N/A                N/A               N/A
MFS Multi Cap Growth Fund(1)                       5/31/01         $       160                N/A               N/A
MFS Municipal Bond Fund(3)                         8/31/00         $         0        $   536,917               N/A
MFS Municipal High Income Fund                     1/31/01         $         0        $ 2,542,321           $ 1,165
MFS  Municipal  Limited Maturity Fund              4/30/01         $     6,468        $    52,040           $    45
MFS New Endeavor Fund(2)                           7/31/00                 N/A                N/A               N/A
MFS Research Bond Fund                             4/30/01         $       908        $     5,081           $   133
MFS Research Fund                                  9/30/00         $ 4,072,155        $24,580,941           $16,189
MFS Strategic Value Fund                           7/31/00         $         0                N/A               N/A
MFS Total Return Fund                              9/30/00         $ 4,214,065        $15,379,718           $ 9,765

----------
(1) The Fund does not currently offer Class B or C shares.
(2) These Funds are newly organized and have not completed a full fiscal year.
(3) The Fund does not currently offer Class C shares.


D.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

      At meetings of the Board of Trustees on April 10, June 12 and July 18, 2001, the Board considered the standardization and modernization of the advisory agreements of the Funds. The Board reviewed materials comparing the Current and New Agreements and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreements will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreements' provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of each Fund.


      If the New Agreement is approved, it will continue for an initial two-year term. Thereafter, the New Agreement will continue as to the Fund from year to year if that continuation is approved in accordance with applicable law.


REQUIRED VOTE

      Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.


      YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM  5  --  TO  APPROVE  A  NEW  MANAGEMENT FEE UNDER THE INVESTMENT ADVISORY
             AGREEMENT.


         Changes proposed for:

          MFS Bond Fund                                    MFS Government Securities Fund
          MFS High Income Fund                             MFS Municipal Bond Fund
          MFS Municipal High Income Fund                   MFS Total Return Fund

A.  COMPARISON OF CURRENT AND NEW MANAGEMENT FEE


      If you are a shareholder of a Fund listed above, at the meeting you will be asked to approve a new management fee for your Fund. The new fee changes each Fund's management fee to remove the component of the management fee based on the Fund's income. Shareholders are being asked to approve other changes to standardize and modernize the Funds' Investment Advisory Agreements under Item
4. Please refer to Item 4 for further information about these changes to the Funds' Investment Advisory Agreements and for additional information about MFS. If shareholders do not approve the Agreement proposed in Item 4, but approve the fee change under this Item, the fee changes will be made to the existing Investment Advisory Agreement of the Funds. The proposed changes to the management fee of the Funds are discussed in detail below.


      The current management fee for each of these Funds is calculated based on two components. The first component, called the "asset-based component" is expressed as a percentage of a Fund's average daily net assets. The second component, called the "income-based component" is expressed as a percentage of the Fund's gross income. Under the proposed management fee structure, there would be an increase in the asset-based component of the management fee, but the income-based component of the management fee would be eliminated. As discussed below, the changes have been designed so that each Fund's new fee is equal to or lower than that Fund's average effective management fee rate over the past five years. For each Fund, the table below shows the Fund's current management fee rate and the proposed management fee rate.

                                       CURRENT CONTRACTUAL FEE = ASSET-BASED COMPONENT +                       PROPOSED
                                                     INCOME-BASED COMPONENT                                CONTRACTUAL FEE
                               ------------------------------------------------------------------  --------------------------------
                                           BASED ON                          BASED ON                          BASED ON
FUND                               AVERAGE DAILY NET ASSETS                GROSS INCOME                AVERAGE DAILY NET ASSETS
----                               ------------------------                ------------                ------------------------
MFS Bond Fund                  0.225% of first $200 million      2.75% of first $20 million        0.39% of first $1.1 billion
                               0.191% in excess of $200 million  2.34% in excess of $20 million    0.38% in excess of $1.1 billion

MFS Government Securities      the lesser of (a) 0.40% or (b)    3.40%                             0.40%
  Fund                           0.25% plus the fee based on
                                 gross income

MFS High Income Fund           0.220% of first $200 million      3.00% of first $22 million        0.46% of first $1.4 billion
                               0.187% in excess of $200 million  2.55% in excess of $22 million    0.44% in excess of $1.4 billion

MFS Municipal Bond Fund        0.220% of first $200 million      4.12% of first $16 million        0.40% of first $1.3 billion
                               0.187% in excess of $200 million  3.51% in excess of $16 million    0.37% in excess of $1.3 billion
                               0.168% in excess of $2 billion    3.16% in excess of $160 million   0.35% in excess of $2 billion

MFS Municipal High Income      0.30% of first $1.3 billion       4.75%                             0.60% on first $1.4 billion
  Fund                         0.25% in excess of $1.3 billion                                     0.57% in excess of $1.4 billion

MFS Total Return Fund          0.250% of first $200 million      3.57% of first $14 million        0.35% on first $6.3 billion
                               0.212% in excess of $200 million  3.04% in excess of $14 million    0.34% in excess of $6.3 billion

      Whether the new management fee results in higher or lower fees than the current fee depends on a Fund's gross income in the future. MFS expects that in some years the new management fee will be higher and some years lower than it would have been under the current formula. The following table shows the effective management fee rate for the past five fiscal years of each Fund, as a percentage of the applicable Fund's assets under management, and compares the average five-year effective management fee rate under the current fee structure to the highest management fee rate applicable under the new fee structure. In each case, the highest management fee rate under the new fee structure is equal to or lower than the average five-year effective management fee rate under the current fee structure, before waivers. However, the fee under the new structure could be higher or lower than under the current structure in future periods.

                                                                                                                        HIGHEST
                                                  AVERAGE EFFECTIVE CURRENT MANAGEMENT FEE RATES                       MANAGEMENT
                                            ----------------------------------------------------------     FIVE         FEE RATE
                                               FY        FY        FY        FY        FY        FY        YEAR          UNDER
FUND                                          2001      2000      1999      1998      1997      1996      AVERAGE    NEW STRUCTURE
----                                          ----      ----      ----      ----      ----      ----      -------    -----------
RE
MFS Bond Fund                                0.39%     0.39%     0.38%     0.39%     0.40%      N/A        0.39%         0.39%
MFS Government Securities Fund
  -- before waivers                          0.40%     0.40%     0.40%     0.40%     0.40%      N/A        0.40%         0.40%
  -- after waivers                           0.33%*    0.30%     0.30%     0.29%     0.25%                 0.29%         0.35%**
MFS High Income Fund                         0.48%     0.45%     0.45%     0.46%     0.46%      N/A        0.46%         0.46%
MFS Municipal Bond Fund                       N/A      0.40%     0.39%     0.39%     0.40%     0.40%       0.40%         0.40%
MFS Municipal High Income Fund
  -- before waivers                          0.63%     0.61%     0.61%     0.65%     0.67%      N/A        0.63%         0.60%
  -- after waivers                           0.55%     0.55%     0.60%     0.65%     0.67%                 0.60%         0.55%**
MFS Total Return Fund                         N/A      0.34%     0.35%     0.34%     0.36%     0.38%       0.35%         0.35%

------------
 * Effective July 1, 2000, MFS contractually agreed to waive its right to receive the management fee to a maximum of 0.35%
   annually of the average daily net assets of the Fund.


** MFS has voluntarily agreed to limit the management fees for the MFS Government Securities Fund and the MFS Municipal High
   Income Fund to this rate noted above during the first fiscal year following shareholder approval.

      The following table compares each Fund's management fee as calculated under the current fee structure for the Fund's fiscal year noted below to the management fee the Fund would have incurred under the new fee structure, giving effect to any applicable waivers, and shows the difference between the two as a percentage of the current management fee.


                                                                            CURRENT                NEW
                                                          FISCAL          MANAGEMENT           MANAGEMENT           PERCENTAGE
FUND                                                       YEAR               FEE                  FEE              DIFFERENCE
----                                                      ------          ----------           ----------           ----------
MFS Bond Fund                                             4/30/01         $ 4,518,708          $ 4,515,810            (0.06)%
MFS Government Securities Fund                            2/28/01         $ 1,794,697          $ 1,794,697              0%
MFS High Income Fund                                      1/31/01         $ 6,396,629          $ 6,136,765            (4.06)%

MFS Municipal Bond Fund                                   8/31/00         $ 5,490,909          $ 5,402,915            (1.60)%

MFS Municipal High Income Fund                            1/31/01         $ 7,355,425          $ 7,355,425              0%
MFS Total Return Fund                                     9/30/00         $20,945,302          $21,268,070             1.54%


      The current management fee rate for each Fund is sensitive to changes in the Fund's income from year-to-year because the income-based component changes based on changes in dividends, interest rates and other unpredictable factors. Therefore the total amount of management fees paid by a Fund as a percentage of its net assets may change from year-to-year. Under the new fee, the management fee paid by the Fund would depend only upon the Fund's average daily net assets, and therefore the total amount of management fees paid by a Fund as a percentage of its net assets would not change from year-to-year (unless the Fund's assets reached a breakpoint reducing its fee). The Trustees of your Fund believe that such a fee structure better aligns MFS's interests and fees with the interests of shareholders. Under the current fee structure, MFS might receive a higher management fee because of increases in gross income, even though a Fund's net assets, and therefore the value of the Fund's shares, had declined. Under the new fee structure, MFS will receive a higher management fee only if the Fund's net assets increase. Asset-based management fees are standard in the industry and will provide greater predictability to Fund shareholders in determining the Fund's management fee as a percentage of net assets, and Fund shareholders will be better able to compare the fee structure of a Fund with other mutual funds.


                          COMPARATIVE EXPENSE TABLES

      For each Fund other than the Total Return Fund, the Fund's annual operating expenses during its last fiscal year are the same or higher than the pro forma expenses of the Fund assuming the new management fee is approved by shareholders. The tables below show the annual fund operating expenses of the Total Return Fund based upon the Fund's operations during its last fiscal year, and also show pro forma expenses of the Fund assuming the new management fee is approved by shareholders.

      The following figures are based on historical expenses of the Total Return Fund for its last fiscal year and are calculated as a percentage of average net assets.

ANNUAL FUND OPERATING EXPENSES -- MFS TOTAL RETURN FUND
Fiscal year ended September 30, 2000
(expenses that are deducted from Fund assets)

                                                        CURRENT EXPENSES                            PRO FORMA EXPENSES
                                           -------------------------------------------  ------------------------------------------
                                            CLASS A     CLASS B    CLASS C    CLASS I    CLASS A    CLASS B    CLASS C    CLASS I
                                             SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                             ------     ------     ------     ------     ------     ------     ------     ------
Management Fees                              0.34%       0.34%      0.34%      0.34%      0.35%      0.35%      0.35%      0.35%
Distribution and Service (12b-1) Fees        0.35%       1.00%      1.00%      0.00%      0.35%      1.00%      1.00%      0.00%
Other Expenses                               0.19%       0.19%      0.19%      0.19%      0.19%      0.19%      0.19%      0.19%
                                             ----        ----       ----       ----       ----       ----       ----       ----
Total Annual Fund Operating Expenses         0.88%       1.53%      1.53%      0.53%      0.89%      1.54%      1.54%      0.54%
                                             ====        ====       ====       ====       ====       ====       ====       ====

EXAMPLE OF EXPENSES -- MFS TOTAL RETURN FUND
      The following examples are intended to help shareholders compare the costs of investing in the Fund under the current annual fund operating expenses and under the pro forma annual fund operating expenses assuming that the new management fee is approved. The example assumes that:

      o You invest $10,000 in the Fund for the time periods indicated and you redeem your shares at the end of the time periods;

      o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      o The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                CURRENT EXAMPLE                        PRO FORMA EXAMPLE
                                                     --------------------------------------  --------------------------------------
                                                       ONE      THREE      FIVE      TEN       ONE      THREE      FIVE      TEN
                                                       YEAR     YEARS     YEARS     YEARS      YEAR     YEARS     YEARS     YEARS
                                                       ----     -----     -----     -----      ----     -----     -----     -----
Class A                                                $561      $742     $  939    $1,508     $562      $745     $  945    $1,519
Class B
  Assuming redemption at end of period                 $556      $783     $1,034    $1,648     $557      $786     $1,039    $1,659
  Assuming no redemption                               $156      $483     $  834    $1,648     $157      $486     $  839    $1,659
Class C
  Assuming redemption at end of period                 $256      $483     $  834    $1,824     $257      $486     $  839    $1,835
  Assuming no redemption                               $156      $483     $  834    $1,824     $157      $486     $  839    $1,835
Class I                                                $ 54      $170     $  296    $  665     $ 55      $173     $  302    $ 677

      Appendix E sets forth in detail the applicable compensation provision to be included in each Fund's New Agreement. If shareholders approve the new Investment Advisory Agreements under Item 4 above and they also approve the new management fee under this Item 5, these compensation provisions will be incorporated into the Appendix in the applicable trust's Investment Advisory Agreement. If shareholders do not approve the new Investment Advisory Agreement but they do approve the compensation provision in Appendix E, this provision will replace Article 3 in its entirety for the current Investment Advisory Agreement for each Fund, and no other changes will be made to the current Investment Advisory Agreement.


B.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

      The Board of Trustees meets several times each year (see "Fund Information" beginning on page 34 for the number of meetings held for each Fund during the fiscal year noted therein). The Board, including the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the applicable trust or MFS (referred to as Independent Trustees), believes that matters bearing on the management services provided by MFS are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees.


      The Board considered and approved the modification to the management fee of the Funds, during a 5 month period from February 28, 2001 through July 18, 2001. The Board received materials relating to the new management fee in advance of meetings at which the new fee was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

      In connection with their meetings, the Trustees received materials specifically relating to the new management fee. These materials included (i) information about the effect of the new management fee on each Fund's expense ratio, (ii) information on the investment performance of the Funds and a peer group of funds, (iii) sales and redemption data in respect of the Funds, and
(iv) the economic outlook and the general investment outlook in the markets in which the Funds invest. The materials also included rationales for the change, including statements that the fee changes were not intended to result in fee increases to MFS. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (i) MFS's results and financial condition, (ii) arrangements in respect of the distribution of Fund shares, (iii) the allocation of the Funds' brokerage, if any, and (iv) the nature, cost and character of non-investment management services provided by MFS and its affiliates.

      In considering the new management fees, the Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the new fees include the following:


      Benefits to Shareholders. The Trustees considered that the change to the management fee was not intended to give MFS an increased fee, but to tie the fee more closely to growth in assets and investment performance. The Trustees also considered that a pure asset based fee would be more in line with industry standards and easier for investors to understand and compare against advisory fees charged by other mutual funds.


      Investment Performance. The Trustees reviewed the Funds' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices.

      Adviser Personnel and Methods. The Trustees considered the size, education and experience of MFS's staff, its use of technology and MFS's approach to recruiting, training and retaining portfolio managers and other research and management personnel.

      Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by MFS and its affiliated companies.

      Expenses. The Trustees considered each Fund's expense ratio and the expense ratios of a peer group of funds, including information about the effect of the change in the management fee structure on the overall expense ratio of each Fund. They also considered the amount and nature of fees borne by shareholders.

      Profitability. The Trustees considered the level of MFS's profits in respect of the management of the Funds. This consideration included a review of MFS's methodology in allocating its costs to the management of the Funds. Deloitte & Touche LLP, at the request of the Trustees prepared an analysis of the cost allocation methodology employed by MFS and concluded that this methodology has a reasonable basis and is appropriate in light of all of the circumstances. The Trustees found this conclusion to be reasonable. They considered the profits realized by MFS in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Trustees also considered MFS's profit margins in comparison with available industry data.

      Economies of Scale. The Trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale.

      Other Benefits to MFS. The Trustees also considered the character and amount of fees paid by the Funds for services provided by MFS and its affiliates, including fees for administrative, shareholder and distribution services.

      Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modification to the management fee structure to eliminate the income-based component of the management fee is fair and reasonable and in the best interest of the shareholders of each Fund.

      If a Fund's new management fee is approved, it will continue for an initial two-year term and thereafter shall continue on an annual basis if specifically approved in accordance with applicable law.

REQUIRED VOTE


      Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.


      YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW MANAGEMENT FEE WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 6A -- TO CHANGE THE INVESTMENT OBJECTIVE OF MFS GOVERNMENT MONEY MARKET
           FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL (ONLY MFS GOVERNMENT MONEY MARKET FUND SHAREHOLDERS MAY VOTE ON THIS ITEM).

ITEM 6B -- TO CHANGE THE INVESTMENT OBJECTIVE OF MFS MONEY MARKET FUND FROM
           FUNDAMENTAL TO NON-FUNDAMENTAL (ONLY MFS MONEY MARKET FUND SHAREHOLDERS MAY VOTE ON THIS ITEM).


      At the Meeting, shareholders of the Government Money Market Fund and the Money Market Fund will be asked to approve changing their Fund's investment objective from fundamental to non-fundamental. Currently, each Fund's objective is fundamental, meaning that it may not be changed without shareholder approval. The investment objective of each of these Funds is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Trustees have no current intention to change the investment objective of either Fund.


      Permitting a Fund's investment objective to be changed without shareholder approval will provide the Fund with greater flexibility should such a change be warranted due to changing regulations or economic or market conditions. Of course, shareholders would be notified of any future change.


REQUIRED VOTE

      Approval of this Item as to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.


      THE BOARD OF TRUSTEES HAS CONCLUDED THAT THIS PROPOSAL WILL BENEFIT EACH FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.


ITEM 7 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.


      At the Meeting, you will be asked to ratify the selection of accountants for your Fund. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to any Fund's accountants is being proposed.


      The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Funds listed in the table below for their next fiscal year. The following table sets forth the aggregate fees paid to Deloitte & Touche, for each Fund's fiscal year ended on the date noted, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (this amount includes fees ranging between $1,446,750 and $2,811,759 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of each Fund considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.

                                                                                                 FINANCIAL         ALL OTHER FEES
                                                                                                INFORMATION       (OTHER THAN FEES
                                                                                             SYSTEMS DESIGN AND      LISTED IN
                                                                                               IMPLEMENTATION    ADJOINING COLUMNS)
                                                                                              FEES PAID BY THE   PAID BY THE FUND,
                                                                          AGGREGATE AUDIT    FUND, MFS AND MFS      MFS AND MFS
                                                     AUDIT FEES PAID BY   FEES PAID BY ALL    RELATED ENTITIES    RELATED ENTITIES
                                                      THE FUND FOR ITS    FUNDS IN THE MFS      THAT PROVIDE        THAT PROVIDE
                                           FISCAL    MOST RECENT FISCAL  COMPLEX AUDITED BY   SERVICES TO THE     SERVICES TO THE
FUND                                      YEAR END          YEAR         DELOITTE & TOUCHE          FUND                FUND
----                                       ------    ------------------  ------------------   ---------------     ---------------

MFS European Equity Fund                   7/31/00        $ 5,500            $2,636,900           $289,000           $4,072,275
MFS Government Mortgage Fund               7/31/00         32,500             2,636,900            289,000            4,072,575
MFS High Yield Fund                        7/31/00          5,500             2,636,900            289,000            4,072,275
MFS Income Fund                            7/31/00          5,500             2,636,900            289,000            4,072,275
MFS International ADR Fund                 7/31/00              0(1)          2,636,900            289,000            4,068,275
MFS Government Money Market Fund           8/31/00         16,200             2,638,700            289,000            4,261,440
MFS Mid Cap Growth Fund                    8/31/00         26,800             2,638,700            289,000            4,262,840
MFS Money Market Fund                      8/31/00         16,200             2,638,700            289,000            4,261,440
MFS Municipal Bond Fund                    8/31/00         31,200             2,638,700            289,000            4,262,540
MFS Research Fund                          9/30/00         28,575             2,639,600            289,000            4,391,629
MFS Total Return Fund                      9/30/00         35,300             2,639,600            289,000            4,392,404
MFS Capital Opportunities Fund            11/30/00         28,575             2,583,500            289,000            4,449,742
MFS Growth Opportunities Fund             12/31/00         28,575             2,724,400            289,000            4,474,624
MFS High Income Fund                       1/31/01         36,500             2,735,000            289,000            4,441,786
MFS High Yield Opportunities Fund          1/31/01         21,100             2,735,000            289,000            4,440,486
MFS Government Securities Fund             2/28/01         30,300             2,735,000            289,000            3,963,323
MFS Bond Fund                              4/30/01         36,200             2,756,860            289,000            3,320,246
MFS Intermediate Investment Grade Bond
  Fund                                     4/30/01         15,100             2,756,860            289,000            3,320,146
MFS Limited Maturity Fund                  4/30/01         26,500             2,756,860            289,000            3,320,446
MFS Municipal Limited Maturity Fund        4/30/01         27,000             2,756,860            289,000            3,320,046
MFS Research Bond Fund                     4/30/01         20,200             2,756,860            289,000            3,320,146
MFS Fundamental Growth Fund                5/31/01          5,500             2,778,860            144,500            2,811,766
MFS Gemini Large Cap U.S. Fund             5/31/01          5,500             2,778,860            144,500            2,811,766
MFS Gemini U.K. Fund                       5/31/01          5,500             2,778,860            144,500            2,811,766
MFS Multi Cap Growth Fund                  5/31/01          5,500             2,778,860            144,500            2,811,766

----------
(1) The Fund is newly organized and has not completed a full fiscal year.

      The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Ernst & Young LLP (referred to as Ernst & Young) as independent public accountants for the Funds listed in the table below for their next fiscal year. The following table sets forth the aggregate fees paid to Ernst & Young, for each Fund's fiscal year ended on the date noted, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Ernst & Young; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (approximately 80% of the amount listed represents fees for tax consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of each Fund considered whether the provision of information technology services and of non-audit services by Ernst & Young is compatible with the maintenance of that firm's independence.

                                                                                                 FINANCIAL         ALL OTHER FEES
                                                                                                INFORMATION       (OTHER THAN FEES
                                                                                             SYSTEMS DESIGN AND      LISTED IN
                                                                                               IMPLEMENTATION    ADJOINING COLUMNS)
                                                                                              FEES PAID BY THE   PAID BY THE FUND,
                                                                          AGGREGATE AUDIT    FUND, MFS AND MFS      MFS AND MFS
                                                     AUDIT FEES PAID BY   FEES PAID BY ALL    RELATED ENTITIES    RELATED ENTITIES
                                                      THE FUND FOR ITS    FUNDS IN THE MFS      THAT PROVIDE        THAT PROVIDE
                                           FISCAL    MOST RECENT FISCAL  COMPLEX AUDITED BY   SERVICES TO THE     SERVICES TO THE
FUND                                      YEAR END          YEAR           ERNST & YOUNG            FUND                FUND
----                                       ------    ------------------  ------------------   ---------------     ---------------
MFS Emerging Markets Debt Fund            7/31/00         $19,400            $708,700               $0               $105,800
MFS Global Conservative Equity Fund       7/31/00               0(1)          708,700                0                101,800
MFS Global Health Sciences Fund           7/31/00               0(1)          708,700                0                101,800
MFS International Core Equity Fund        7/31/00               0(1)          708,700                0                101,800
MFS New Endeavor Fund                     7/31/00               0(1)          708,700                0                101,800
MFS Strategic Value Fund                  7/31/00          15,600             708,700                0                104,800
MFS International New Discovery Fund      9/30/00          16,300             724,900                0                105,300
MFS International Strategic Growth Fund   9/30/00          16,300             724,900                0                105,300
MFS International Value Fund              9/30/00          16,300             724,900                0                105,300
MFS Municipal High Income Fund            1/31/01          29,600             720,300                0                107,800
MFS Emerging Opportunities Fund           4/30/01           8,600             735,500                0                182,800
MFS High Quality Bond Fund                4/30/01           9,800             735,500                0                183,800
MFS Large Cap Value Fund                  4/30/01          10,600             735,500                0                183,800
MFS Emerging Markets Equity Fund          5/31/01          29,600             772,900                0                187,800
MFS International Growth Fund             5/31/01          29,600             772,900                0                187,800
MFS International Investors Trust         5/31/01          29,600             772,900                0                187,800

----------
(1) The Fund is newly organized and has not completed a full fiscal year.


      Neither Deloitte & Touche nor Ernst & Young has any direct or material indirect interest in any Fund to which they provide services. Representatives of Deloitte & Touche and Ernst & Young are not expected to be present at the meeting.


REQUIRED VOTE

      Approval of this proposal with respect to a Fund will require the affirmative vote of a majority of the shares of that Fund voted at the Meeting in person or by proxy.


      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.


FUND INFORMATION


      This section provides certain information about each Fund, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of any class of the Fund.


TRUSTS, THEIR CORRESPONDING FUNDS, AND SHARES OUTSTANDING

      Set forth in bold below is the name of each trust, and beneath each trust, if applicable, is a list of that trust's corresponding Funds. Opposite a trust, or Fund's name, as applicable is the number of shares of that Fund outstanding on July 27, 2001.

                                                                        NUMBER OF SHARES OUTSTANDING
                                            ------------------------------------------------------------------------------------
TRUSTS AND CORRESPONDING FUNDS                     CLASS A                CLASS B               CLASS C              CLASS I
------------------------------                     -------                -------               -------              -------
MFS GOVERNMENT SECURITIES FUND                   48,674,593.110        20,565,678.813        6,049,611.215          448,101.809

MFS GROWTH OPPORTUNITIES FUND                    86,509,360.558         7,200,323.864                    0          495,798.496

MFS SERIES TRUST III
MFS High Income Fund                            175,937,521.472       110,102,775.915       30,594,428.106        4,980,480.066
MFS High Yield Opportunities Fund                 3,217,915.650         4,407,293.125        2,156,745.035               18.764
MFS Municipal High Income Fund                  126,349,086.414        45,367,061.323        6,102,289.904                  N/A

MFS SERIES TRUST IV
MFS Government Money Market Fund                 61,120,905.921                   N/A                  N/A                  N/A
MFS Mid Cap Growth Fund                          93,346,639.920        74,799,758.099       29,990,019.029        2,802,887.125
MFS Money Market Fund                         1,464,638,953.718                   N/A                  N/A                  N/A
MFS Municipal Bond Fund                         119,059,152.141         7,613,600.521                    0                    0

MFS SERIES TRUST V
MFS International New Discovery Fund              1,329,017.431           429,500.205          353,273.554          204,566.243
MFS International Strategic Growth Fund              43,072.477                     0                    0           82,932.098
MFS International Value Fund                         19,425.643                     0                    0           79,379.717
MFS Research Fund                               136,926,641.783       123,675,758.413       33,759,212.177          711,106.912
MFS Total Return Fund                           282,315,536.699       151,381,579.724       46,054,601.521       14,555,404.976

MFS SERIES TRUST VII
MFS Capital Opportunities Fund                  203,669,321.248       137,328,448.549       49,450,427.665       10,135,759.874

MFS SERIES TRUST IX
MFS Bond Fund                                    72,824,349.982        28,617,322.129        8,661,590.814        1,194,979.913
MFS Emerging Opportunities Fund                      51,978.678                     0                    0          101,647.054
MFS High Quality Bond Fund                          114,651.909                     0                    0               20.000
MFS Intermediate Investment Grade Bond Fund          24,176.122                     0                    0           94,044.074
MFS Large Cap Value Fund                             48,350.395                     0                    0               20.000
MFS Limited Maturity Fund                        31,275,998.865        11,472,116.608        4,243,714.747          152,718.769
MFS Municipal Limited Maturity Fund               6,943,807.688           991,785.100          745,290.038                  N/A
MFS Research Bond Fund                              992,261.231         1,149,064.838          656,191.075               16.018

MFS SERIES TRUST X
MFS Emerging Markets Debt Fund                       23,557.271                     0                    0           83,379.686
MFS Emerging Markets Equity Fund                  2,052,846.915         1,858,987.627          266,139.970           62,030.170
MFS European Equity Fund                             69,508.184                     0                    0               20.000
MFS Fundamental Growth Fund                          57,123.718                     0                    0                    0
MFS Gemini Large Cap U.S. Fund                       30,455.127                     0                    0                    0
MFS Gemini U.K. Fund                                100,020.000                     0                    0                    0
MFS Global Conservative Equity Fund                 150,020.000                     0                    0                    0
MFS Global Health Sciences Fund                     150,249.751                     0                    0              520.000
MFS Government Mortgage Fund                     83,908,468.486         7,491,143.421                    0               17.769
MFS High Yield Fund                                 148,862.671                     0                    0               20.000
MFS Income Fund                                     123,272.775                     0                    0               20.000
MFS International ADR Fund                           30,020.000                     0                    0                    0
MFS International Core Equity Fund                  151,921.731                     0                    0                    0
MFS International Growth Fund                     3,196,989.982         2,897,808.125          373,593.489                6.670
MFS International Investors Trust                 2,128,469.050         1,594,178.411          383,348.516            4,596.120
MFS Multi Cap Growth Fund                            41,713.554                     0                    0                    0
MFS New Endeavor Fund                               133,966.937                     0                    0                    0
MFS Strategic Value Fund                          4,601,919.808         5,899,928.230        1,806,806.145          379,646.015



                                  EXECUTIVE OFFICERS


      The following table provides information about the executive officers of each Fund. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The length of time each officer has served in the capacity noted varies by Fund.

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December
1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September
1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.

----------
*" Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts.

BOARD AND COMMITTEE MEETINGS
    The following chart shows the number of Board and Audit Committee meetings held with respect to each Fund during the Fund's fiscal year ended on the date noted:

                                                                                                              NUMBER OF
                                                                                         NUMBER OF         AUDIT COMMITTEE
FUND                                                               FISCAL YEAR        BOARD MEETINGS          MEETINGS
----                                                               -----------        --------------          --------

MFS Emerging Markets Equity Fund                                     5/31/01                11                    4
MFS Fundamental Growth Fund
MFS Gemini Large Cap U.S. Fund
MFS Gemini U.K. Fund
MFS International Growth Fund
MFS International Investors Trust
MFS Multi Cap Growth Fund

--------------------------------------------------------------------------------------------------------------------------

MFS Emerging Markets Debt Fund                                       7/31/00                11                    4
MFS European Equity Fund
MFS Global Conservative Equity Fund
MFS Global Health Sciences Fund
MFS Government Mortgage Fund
MFS High Yield Fund
MFS Income Fund
MFS International ADR Fund
MFS International Core Equity Fund
MFS New Endeavor Fund
MFS Strategic Value Fund
--------------------------------------------------------------------------------------------------------------------------
MFS Government Money Market Fund                                     8/31/00                11                    4
MFS Mid Cap Growth Fund
MFS Money Market Fund
MFS Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund                                 9/30/00                11                    4
MFS International Strategic Growth Fund
MFS International Value Fund
MFS Research Fund
MFS Total Return Fund
--------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund                                      11/30/00                11                    4
--------------------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                       12/31/00                11                    4
--------------------------------------------------------------------------------------------------------------------------
MFS High Income Fund                                                 1/31/01                11                    4
MFS High Yield Opportunities Fund
MFS Municipal High Income Fund
--------------------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund                                       2/28/01                11                    3
--------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund                                                        4/30/01                11                    4
MFS Emerging Opportunities Fund
MFS High Quality Bond Fund
MFS Intermediate Investment Grade Bond Fund
MFS Large Cap Value Fund
MFS Limited Maturity Fund
MFS Municipal Limited Maturity Fund
MFS Research Bond Fund
--------------------------------------------------------------------------------------------------------------------------

      Each Fund's Nominating Committee met once on June 20, 2001.


TRUSTEE COMPENSATION TABLE


      The table below shows the cash compensation paid to the current Trustees (other than Messrs. Schmidt and Stone, who will be retiring) and the retirement benefits accrued as part of Fund expenses to those Trustees for the fiscal year of each Fund ending on the date noted. As interested persons of MFS, Messrs. Ballen, Shames and Scott do not receive any compensation or retirement plan benefits from the Funds for their services as Trustees. Mr. Gutow was appointed as a Trustee of the Funds effective August 1, 2001, and did not receive compensation from any Fund for the applicable fiscal year noted below.


FUND                                    FISCAL YEAR      MR. IVES    MR. PERERA    MR. POORVU     MS. SMITH
MFS   Emerging  Markets  Equity
Fund                                        5/31/01
  Aggregate Cash Compensation                              $1,292        $1,177        $1,207        $1,137
  Retirement Benefits Accrued                                $368          $341          $358          $376
MFS Fundamental Growth Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Gemini Large Cap U.S. Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Gemini U.K. Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS International Growth Fund
  Aggregate Cash Compensation                              $2,408        $2,223        $2,273        $2,143
  Retirement Benefits Accrued                                $528          $502          $521          $540
MFS International Investors Trust           5/31/01
  Aggregate Cash Compensation                              $1,292        $1,177        $1,207        $1,137
  Retirement Benefits Accrued                                $208          $194          $203          $211
MFS Multi Cap Growth Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund              7/31/00
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS European Equity Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Global Conservative Equity Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Global Health Sciences Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Government Mortgage Fund
  Aggregate Cash Compensation                              $4,385        $4,520        $4,655        $4,755
  Retirement Benefits Accrued                              $2,245        $2,586        $2,582        $2,467
MFS High Yield Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Income Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS International ADR Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS International Core Equity Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS New Endeavor Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Strategic Value Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
MFS Government Money Market Fund            8/31/00
  Aggregate Cash Compensation                                $903          $918          $953        $1,013
  Retirement Benefits Accrued                                $239          $266          $270          $265
MFS Mid Cap Growth Fund
  Aggregate Cash Compensation                              $2,592        $2,637        $2,727        $2,867
  Retirement Benefits Accrued                                $706          $727          $729          $778
MFS Money Market Fund
  Aggregate Cash Compensation                              $5,423        $5,528        $5,693        $5,953
  Retirement Benefits Accrued                              $2,032        $2,310        $2,319        $2,205
MFS Municipal Bond Fund
  Aggregate Cash Compensation                              $6,233        $6,433        $6,598        $6,858
  Retirement Benefits Accrued                              $3,091        $3,520        $3,525        $3,357
MFS International New Discovery Fund        9/30/00
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS International Strategic Growth Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS International Value Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Research Fund(1)
  Aggregate Cash Compensation                             $12,975       $13,000       $13,350       $13,650
  Retirement Benefits Accrued                              $5,032        $5,637        $5,679        $5,404
MFS Total Return Fund(1)
  Aggregate Cash Compensation                             $12,975       $13,000       $13,350       $13,650
  Retirement Benefits Accrued                              $5,696        $6,450        $6,471        $6,188
-----------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund             11/30/00
  Aggregate Cash Compensation                             $10,513        $9,938       $10,463       $10,188
  Retirement Benefits Accrued                              $2,605        $2,950        $2,962        $2,812
-----------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund              12/31/00
  Aggregate Cash Compensation                              $6,235        $5,750        $6,045        $6,010
  Retirement Benefits Accrued                              $2,249        $2,576        $2,577        $2,449
-----------------------------------------------------------------------------------------------------------
MFS High Income Fund                        1/31/01
  Aggregate Cash Compensation                              $6,235        $5,750        $6,045        $6,010
  Retirement Benefits Accrued                              $2,743        $2,908        $3,007        $2,794
MFS High Yield Opportunities Fund
  Aggregate Cash Compensation                                $705          $630          $675          $670
  Retirement Benefits Accrued                                 $83           $79           $81           $82
MFS Municipal High Income Fund
  Aggregate Cash Compensation                              $6,235        $5,750        $6,045        $6,010
  Retirement Benefits Accrued                              $2,743        $2,908        $3,007        $2,794
-----------------------------------------------------------------------------------------------------------
MFS Government Securities Fund              2/28/01
  Aggregate Cash Compensation                              $4,984        $4,554        $4,654        $4,384
  Retirement Benefits Accrued                              $1,880        $2,014        $2,075        $1,918
-----------------------------------------------------------------------------------------------------------
MFS Bond Fund                               4/30/01
  Aggregate Cash Compensation                              $6,401        $6,045        $6,045        $5,846
  Retirement Benefits Accrued                              $2,536        $2,708        $2,792        $2,587
MFS Emerging Opportunities Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS High Quality Bond Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS   Intermediate   Investment
Grade Bond Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Large Cap Value Fund
  Aggregate Cash Compensation                                  $0            $0            $0            $0
  Retirement Benefits Accrued                                  $0            $0            $0            $0
MFS Limited Maturity Fund
  Aggregate Cash Compensation                              $2,517        $2,402        $2,382        $2,297
  Retirement Benefits Accrued                                $951          $903          $937          $864
MFS  Municipal Limited Maturity Fund        4/30/01
  Aggregate Cash Compensation                              $1,191        $1,106        $1,106        $1,066
  Retirement Benefits Accrued                                $435          $414          $429          $444
MFS Research Bond Fund
  Aggregate Cash Compensation                                $204          $224          $204          $199
  Retirement Benefits Accrued                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
TOTAL CASH COMPENSATION FROM
  FUNDS AND FUND COMPLEX(2)                12/31/00      $152,145      $146,230      $153,405      $144,160

----------
(1) During the fiscal year ended September 30, 2000, Mr. Ives and Ms. Smith deferred $12,975 and $13,650, respectively, of compensation pursuant to the deferred compensation plan.

(2) All Trustees receiving compensation from the Funds served as Trustee of 48 funds within the MFS Family of Funds having aggregate net assets at December 31, 2000 of approximately $63.3 billion.

      The Funds currently have a retirement plan for non-interested Trustees and Trustees who are not officers of the trust. Under this plan, Trustees must retire upon reaching a specified age and thereafter are entitled to annual payments during their lifetime of up to 50% of their average annual compensation (based on the three years prior to retirement) depending on length of service. Trustees must have served as Trustees for at least five years to be entitled to these payments. A Trustee may retire prior to the specified retirement age and receive reduced payments if he or she has completed at least 5 years of service. Under the plan, a Trustee (or his or her beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. Each Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

      The Trustees will terminate each Fund's retirement plan effective December 31, 2001 with respect to those Trustees listed in the table above, subject to shareholder approval of Item 1 relating to the consolidation of the Board of Trustees. The Trustees are considering whether adjustments should be made to the fees they receive from the Funds in consideration for the loss of future benefit accruals under the retirement plans. Upon termination of the plans, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination would be calculated. For certain Funds, the Trustees would receive a lump sum payment of this amount. For other Funds, the Trustees would defer receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits would be periodically adjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation would be paid to the Trustees upon retirement or thereafter.


      The Trustees also have adopted a deferred compensation plan for disinterested Trustees of the Research Fund and Total Return Fund that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from these Funds until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, the Research Fund and Total Return Fund may invest in shares of these other selected MFS Funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect either Fund's assets, liabilities or net income per share. The plan does not obligate either Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Funds' obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS


      As of July 27, 2001, the following Trustees and officers owned the number of shares of the classes of the Funds noted in the table below:

                                                                                          NUMBER OF        PERCENT OF
FUND AND CLASS                                       NAME OF TRUSTEE OR OFFICER         SHARES OWNED          CLASS
--------------                                       --------------------------         ------------          -----

MFS Bond Fund -- Class A                             J. Atwood Ives                       16,699.5650       0.022931%
                                                     Lawrence T. Perera                    1,120.7520       0.001539%
                                                     William J. Poorvu                     4,510.2340       0.006193%
                                                     Elaine R. Smith                       4,199.0290       0.005766%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        26,529.5800       0.036430%
---------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund -- Class A            J. Atwood Ives                       11,232.4440       0.005515%
                                                     Ellen M. Moynihan                       841.9900       0.000413%
                                                     Abby M. O'Neill                       2,622.4350       0.001288%
                                                     Lawrence T. Perera                    1,459.9650       0.000717%
                                                     William J. Poorvu                       988.9760       0.000486%
                                                     Jeffrey L. Shames                   101,159.5460       0.049699%
                                                     Elaine R. Smith                       8,052.6890       0.003954%
                                                     James O. Yost                           846.0860       0.000415%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       127,204.1310       0.062456%
---------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities Fund -- Class I*           James R. Bordewick, Jr.               4,363.3792       0.043049%
                                                     Mark E. Bradley                         814.9539       0.008040%
                                                     Stephen E. Cavan                      3,517.7089       0.034706%
                                                     Ellen M. Moynihan                     1,309.9933       0.012924%
                                                     Arnold D. Scott                      24,876.9640       0.245438%
                                                     Jeffrey L. Shames                    30,464.0561       0.300560%
                                                     James O. Yost                         2,846.7503       0.028086%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        68,193.8057       0.672804%
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund -- Class A            Elaine R. Smith                         532.4810       2.260368%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           532.4810       2.260368%
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Equity Fund -- Class A          Lawrence T. Perera                      106.3830       0.005182%
                                                     William J. Poorvu                       346.5270       0.016880%
                                                     Elaine R. Smith                         195.6280       0.009530%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           648.5380       0.031592%
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Markets Equity Fund -- Class I*         James R. Bordewick, Jr.                 602.3359       0.971037%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           602.3359       0.971037%
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Opportunities Fund -- Class A           Arnold D. Scott                       2,575.7530       4.955403%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,575.7530       4.955403%
---------------------------------------------------------------------------------------------------------------------
MFS Fundamental Growth Fund -- Class A               John W. Ballen                       20,242.9150      35.436970%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        20,242.9150      35.436970%
---------------------------------------------------------------------------------------------------------------------
MFS Government Money Market Fund                     John W. Ballen                       36,427.6600       0.059599%
                                                     J. Atwood Ives                       13,832.0000       0.022631%
                                                     Arnold D. Scott                     109,568.6400       0.179265%
                                                     Elaine R. Smith                       1,097.6300       0.001796%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       160,925.9300       0.263291%
---------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund -- Class A              J. Atwood Ives                        2,556.6970       0.003047%
                                                     Elaine R. Smith                         213.2110       0.000254%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,769.9080       0.003301%
---------------------------------------------------------------------------------------------------------------------
MFS Government Securities Fund -- Class A            J. Atwood Ives                        1,787.8860       0.003673%
                                                     Lawrence T. Perera                      300.4730       0.000617%
                                                     Jeffrey L. Shames                    80,512.6290       0.165410%
                                                     J. Dale Sherratt                      5,188.6490       0.010660%
                                                     Elaine R. Smith                         147.7970       0.000304%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        87,937.4340       0.180664%
---------------------------------------------------------------------------------------------------------------------
MFS Growth Opportunities Fund -- Class A             J. Atwood Ives                        3,088.1290       0.003570%
                                                     Lawrence T. Perera                    2,298.0310       0.002656%
                                                     William J. Poorvu                    18,275.1150       0.021125%
                                                     Elaine R. Smith                         682.0440       0.000788%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        24,343.3190       0.028140%
---------------------------------------------------------------------------------------------------------------------
MFS High Income Fund -- Class A                      J. Atwood Ives                        4,444.5380       0.002526%
                                                     Lawrence T. Perera                      999.3830       0.000568%
                                                     William J. Poorvu                     5,454.1160       0.003100%
                                                     Elaine R. Smith                      17,259.6900       0.009810%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        28,157.7270       0.016004%
---------------------------------------------------------------------------------------------------------------------
MFS High Yield Opportunities Fund -- Class A         Elaine R. Smith                         438.2290       0.013618%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           438.2290       0.013618%
---------------------------------------------------------------------------------------------------------------------
MFS High Yield Fund -- Class A                       John W. Ballen                          409.3570       0.274990%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           409.3570       0.274990%
---------------------------------------------------------------------------------------------------------------------
MFS International Growth Fund -- Class A             Abby M. O'Neill                       1,355.7200       0.046784%
                                                     Lawrence T. Perera                       99.8380       0.003123%
                                                     William J. Poorvu                       382.7090       0.011971%
                                                     Arnold D. Scott                       1,722.7220       0.053886%
                                                     Elaine R. Smith                       1,276.2010       0.039919%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         4,837.1900       0.151305%
---------------------------------------------------------------------------------------------------------------------
MFS International Investors Trust -- Class A         William J. Poorvu                       396.7720       0.018641%
                                                     Elaine R. Smith                          79.2500       0.003723%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           476.0220       0.022365%
---------------------------------------------------------------------------------------------------------------------
MFS International New Discovery Fund -- Class A      Arnold D. Scott                       1,723.3610       0.129672%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         1,723.3610       0.129672%
---------------------------------------------------------------------------------------------------------------------
MFS International Strategic Growth Fund -- Class I*  James O. Yost                         1,086.2467       2.521904%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         1,086.2467       2.521904%
---------------------------------------------------------------------------------------------------------------------
MFS Large Cap Value Fund -- Class A                  John W. Ballen                       22,683.7590      46.915354%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        22,683.7590      46.915354%
---------------------------------------------------------------------------------------------------------------------
MFS Limited Maturity Fund -- Class A                 J. Atwood Ives                       68,016.0380       0.217470%
                                                     J. Dale Sherratt                      2,105.8160       0.018356%
                                                     Elaine R. Smith                       1,085.1340       0.003470%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        71,206.9880       0.227673%
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund -- Class A                   John W. Ballen                       37,978.4800       0.040685%
                                                     Laura F. Healy                          159.6780       0.000170%
                                                     J. Atwood Ives                        3,073.1230       0.003292%
                                                     Lawrence T. Perera                      173.1100       0.000185%
                                                     William J. Poorvu                     1,373.9760       0.001471%
                                                     Arnold D. Scott                      11,671.2670       0.012503%
                                                     Elaine R. Smith                       3,301.3810       0.003536%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        57,731.0150       0.061846%
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund -- Class I*                  James R. Bordewick, Jr.               9,540.8909       0.340395%
                                                     Stephen E. Cavan                      7,483.7033       0.266999%
                                                     Ellen M. Moynihan                     1,250.8934       0.044629%
                                                     Arnold D. Scott                      20,444.4463       0.729391%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        38,719.9339       1.381430%
---------------------------------------------------------------------------------------------------------------------
MFS Money Market Fund                                John W. Ballen                      654,219.3800       0.044668%
                                                     Mark E. Bradley                       8,821.2100       0.000602%
                                                     Stephen E. Cavan                    264,032.3000       0.018027%
                                                     J. Atwood Ives                       14,025.4200       0.000958%
                                                     Ellen M. Moynihan                    31,122.3600       0.002125%
                                                     Lawrence T. Perera                    4,077.1200       0.000278%
                                                     Jeffrey L. Shames                  9,226,915.840       0.629958%
                                                     Elaine R. Smith                       1,282.4000       0.000088%
                                                     James O. Yost                        47,938.9100       0.003273%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                    10,252,434.9400       0.699997%
---------------------------------------------------------------------------------------------------------------------
MFS Municipal Bond Fund -- Class A                   J. Atwood Ives                        1,408.3950       0.001183%
                                                     Lawrence T. Perera                      389.1810       0.000327%
                                                     William J. Poorvu                     4,300.3450       0.003612%
                                                     Elaine R. Smith                       3,889.2860       0.003267%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                          9,987.207       0.008388%
---------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund -- Class A            John W. Ballen                      760,654.8150       0.602026%
                                                     J. Atwood Ives                        1,780.8710       0.001409%
                                                     Lawrence T. Perera                      553.7740       0.000438%
                                                     William J. Poorvu                     1,383.8480       0.001095%
                                                     J. Dale Sherratt                     22,562.2990       0.049733%
                                                     Elaine R. Smith                         659.2330       0.000522%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       787,594.8400       0.623348%
---------------------------------------------------------------------------------------------------------------------
MFS Municipal Limited Maturity Fund -- Class A       J. Atwood Ives                        1,761.7420       0.025371%
                                                     Lawrence T. Perera                      316.9250       0.004564%
                                                     Elaine R. Smith                         163.5320       0.002355%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,242.1990       0.032291%
---------------------------------------------------------------------------------------------------------------------
MFS Research Bond Fund -- Class A                    Elaine R. Smith                         525.2190       0.052932%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                           525.2190       0.052932%
---------------------------------------------------------------------------------------------------------------------
MFS Research Fund -- Class A                         Lawrence H. Cohn                     26,422.6940       0.021364%
                                                     J. Atwood Ives                       19,341.5020       0.014125%
                                                     Ellen M. Moynihan                     1,169.4350       0.000854%
                                                     Abby M. O'Neill                       1,632.7780       0.001320%
                                                     Lawrence T. Perera                      740.9580       0.000541%
                                                     William J. Poorvu                     5,639.4770       0.004119%
                                                     Arnold D. Scott                       3,142.1770       0.002295%
                                                     Elaine R. Smith                      13,529.0020       0.009880%
                                                     James O. Yost                           473.9930       0.000346%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        72,092.0160       0.052650%
---------------------------------------------------------------------------------------------------------------------
MFS Research Fund -- Class I*                        Mark E. Bradley                         563.1941       0.079200%
                                                     Stephen E. Cavan                      2,912.3798       0.409555%
                                                     James O. Yost                           795.4271       0.111858%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         4,271.0010       0.600613%
---------------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund -- Class A                  Stephen E. Cavan                      3,794.0630       0.082445%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         3,794.0630       0.082445%
---------------------------------------------------------------------------------------------------------------------
MFS Strategic Value Fund -- Class I*                 Ellen Moynihan                          259.7199       0.068411%
                                                     James O. Yost                         2,201.0272       0.579758%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,460.7471       0.648169%
---------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund -- Class A                     Lawrence H. Cohn                     27,395.1250       0.018097%
                                                     J. Atwood Ives                       57,597.1110       0.020402%
                                                     Lawrence T. Perera                      587.6480       0.000208%
                                                     William J. Poorvu                     3,525.2440       0.001249%
                                                     Jeffrey L. Shames                    31,488.7330       0.011154%
                                                     Elaine R. Smith                      16,658.8090       0.005900%
                                                     Ward Smith                           32,389.0760       0.021396%
                                                     James O. Yost                           672.3530       0.000238%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       170,314.0990       0.060328%
---------------------------------------------------------------------------------------------------------------------
MFS Total Return Fund -- Class I*                    Laura F. Healy                          418.4701       0.002875%
                                                     James O. Yost                         1,653.6023       0.011361%
TOTAL HOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,072.0724       0.014236%

------------
* Owned of record by certain MFS employee benefit plans.

    As of July 27, 2001, to the best knowledge of each trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the following classes of the Funds:

                                                                                                 NUMBER OF         PERCENTAGE OF
                                                                                                OUTSTANDING         OUTSTANDING
                                   CLASS OF                                                      SHARES OF           SHARES OF
FUND                                SHARES          NAME AND ADDRESS OF SHAREHOLDER             CLASS OWNED         CLASS OWNED
----                                ------          -------------------------------             -----------         -----------

MFS Bond Fund                          B       MLPF&S for the sole benefit of its customers    2,862,756.9200          10.01%
                                               Attn: Fund Administration 97CE7
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Bond Fund                          C       MLPF&S for the sole benefit of its customers    1,332,869.8090          15.40%
                                               Attn: Fund Administration 97C57
                                               4800 Deer Lake Dr East 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Bond Fund                          I       R. Joseph, R. Harter, J. Zimmerman TRS            410,881.1940          34.38%
                                               Bingham Dana LLP Retirement Plans
                                               150 Federal Street
                                               Boston, MA 02110
MFS Bond Fund                          I       TRS MFS DEF Contribution Plan                     292,792.7040          24.50%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Bond Fund                          I       TRS MFS 401K Plan                                  91,056.5440           7.61%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Capital Opportunities Fund         A       MLPF&S for the sole benefit of its customers   16,350,607.6410           8.03%
                                               Attn: Fund Administration 97379
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Capital Opportunities Fund         B       MLPF&S for the sole benefit of its customers   11,720,943.8940          8.54%
                                               Attn: Fund Administration 97CFO
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Capital Opportunities Fund         C       MLPF&S for the sole benefit of its customers    9,036,649.5620          18.29%
                                               Attn: Fund Administration 97JT3
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Capital Opportunities Fund         I       Mac & Co                                        3,835,737.0380          37.84%
                                               A/C AEOF 1956432
                                               Mutual Funds Operations
                                               PO Box 3198
                                               Pittsburgh, PA 15230-3198
MFS Capital Opportunities Fund         I       TRS MFS DEF Contribution Plan                   1,282,390.6290          12.65%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Capital Opportunities Fund         I       Northern Trust TTEE FBO                         1,144,164.7600          11.29%
                                               Kohler Co & Subsidiaries Master RET
                                               Trust Acct #2206172
                                               PO Box 92956
                                               Chicago IL 60675-2956
MFS Capital Opportunities Fund         I       Whitelaw & Co-New Plan Works SIP                  924,408.2600           9.12%
                                               c/o National City Bank
                                               PO Box 94984
                                               Cleveland, OH 44101-4984
MFS Capital Opportunities Fund         I       R. Joseph, R. Harter, J. Zimmerman TRS            890,359.4160           8.78%
                                               Bingham Dana LLP Retirement Plans
                                               150 Federal Street
                                               Boston, MA 02110
MFS Capital Opportunities Fund         I       Sheldon & Co                                      532,233.4260           5.25%
                                               c/o National City
                                               Attn: Trust Mutual FDS
                                               PO Box 94984
                                               Cleveland, OH 44101-4984
MFS Emerging Markets Debt Fund         A       MFS Fund Distributors Inc.                         22,493.9580          95.49%
                                               c/o MA Financial Services Company
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. Ste 15
                                               Boston, MA 02116-3740
MFS Emerging Markets Debt Fund         I       TRS MFS DEF Contribution Plan                      31,330.5860          37.57%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Emerging Markets Equity Fund       C       MLPF&S for the sole benefit of its customers       15,600.5960           5.86%
                                               Attn: Fund Administration 97KS0
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Emerging Markets Equity Fund       I       TRS MFS DEF Contribution Plan                      45,561.5140          73.45%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston St., 19th Fl
                                               Boston, MA 02116-3740
MFS Emerging Markets Equity Fund       I       TRS MFS 401K Plan                                  16,375.8930          26.39%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Emerging Opportunities Fund        A       MFS Fund Distributors, Inc.                        36,653.3250          70.52%
                                               c/o Massachusetts Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. Ste 9
                                               Boston, MA 02116-3740
MFS Emerging Opportunities Fund        A       Brian E. Stack &                                    7,556.2850          14.54%
                                               Margaret R. Stack JT WROS
                                               Hingham, MA
MFS Emerging Opportunities Fund        I       TRS MFS DEF Contribution Plan                     101,626.2210          99.97%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS European Equity Fund               A       MFS Fund Distributors                              65,339.1040          94.00%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas Hastings
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS European Equity Fund               I       MFS Service Center Inc.                              20.0000           100.00%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Paulette Cato
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Fundamental Growth Fund            A       MFS Fund Distributors, Inc.                        30,000.0000          52.52%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Fundamental Growth Fund            A       John W. Ballen                                     20,242.9150          35.44%
                                               Southborough, MA
MFS Fundamental Growth Fund            A       David E. Sette Ducati & Amy L Kennedy JTWROS        4,898.4390           8.58%
                                               Sudbury, MA
MFS Gemini Large Cap US Fund           A       MFS Fund Distributors, Inc.                        30,000.0000          98.51%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Gemini U.K. Fund                   A       MFS Fund Distributors, Inc.                       100,000.0000          99.98%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Global Conservative Equity         A       MFS Fund Distributors, Inc.                       150,000.0000          99.99%
  Fund                                         c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Global Health Sciences Fund        A       MFS Fund Distributors, Inc.                       149,500.0000          99.50%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Global Health Sciences Fund        I       MFS Fund Distributors, Inc.                           500.0000          96.15%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Government Money Market                    Tex Tin Settling                               13,577,700.8600          22.21%
  Fund                                         1290 Hercules Ave. Ste. 202
                                               Houston, TX 77058-2769
MFS Government Mortgage Fund           A       MLPF&S for the sole benefit of its customers    4,989,539.9360           5.94%
                                               Attn: Fund Administration 970B7
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Government Mortgage Fund           B       MLPF&S for the sole benefit of its customers      933,830.7550          12.49%
                                               Attn: Fund Administration 97CB2
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Government Mortgage Fund           I       MFS Service Center Inc.                                10.2160          57.49%
                                               Audit Account Reinvest
                                               Corporate Actions 10th Fl
                                               Attn: Todd Jundi
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Government Mortgage Fund           I       MFS Service Center Inc.                                 7.5530          42.51%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Todd Jundi
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Government Securities Fund         A       The Guardian Insurance & Annuity                3,053,119.9340           6.28%
                                               Co Inc Separate Account L
                                               c/o Paul Iannelli Equity Accounting
                                               3900 Burgess Pl
                                               Bethlehem, PA 18017-9097
MFS Government Securities Fund         B       MLPF&S for the sole benefit of its customers    1,783,519.2800           8.69%
                                               Attn: Fund Administration 97B92
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Government Securities Fund         C       MLPF&S for the sole benefit of its customers      661,957.4820          11.09%
                                               Attn: Fund Administration 97JT5
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Government Securities Fund         I       TRS MFS DEF Contribution Plan                      73,245.2510          16.34%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Growth Opportunities Fund          A       Nationwide Life Ins Co                          9,190,226.2930          10.69%
                                               MFS Variable Account
                                               Dept 1748
                                               PO Box 16786
                                               Columbus, OH 43216-6786
MFS Growth Opportunities Fund          B       MLPF&S for the sole benefit of its customers      437,608.8230           6.09%
                                               Attn: Fund Administration 97CE1
                                               4800 Deer Lake Dr E
                                               Jacksonville, FL 32246-6484
MFS Growth Opportunities Fund          I       TRS MFS DEF Contribution Plan                     495,790.5530          99.99%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS High Income Fund                   B       MLPF&S for the sole benefit of its customers   10,906,077.8760           9.92%
                                               Attn: Fund Administration 97CM1
                                               4800 Deer Lake Dr East 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS High Income Fund                   C       MLPF&S for the sole benefit of its customers    5,611,250.8840          18.45%
                                               Attn: Fund Administration 97C48
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS High Income Fund                   I       Arrow & Co                                      1,143,808.7810          22.97%
                                               PO Box 30010
                                               Durham, NC 27702-3010
MFS High Income Fund                   I       Memphis Commerce Square                           782,014.4730          15.70%
                                               c/o National Bank of Commerce
                                               Trust Operations 4th Fl
                                               PO Box 30010
                                               Durham, NC 27702-3010
MFS High Income Fund                   I       TRS MFS DEF Contribution Plan                     894,815.9960          17.96%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS High Quality Bond Fund             A       David L. Pergola                                   89,163.3760          77.77%
                                               Belmont, MA
MFS High Quality Bond Fund             A       MFS Fund Distributors, Inc.                        25,452.0320          22.20%
                                               c/o MFSC
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. Ste. 15
                                               Boston, MA 02116-3740
MFS High Quality Bond Fund             I       MFS Service Center Inc.                                20.0000         100.00%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Paulette Cato
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Fund                    A       MFS Fund Distributors                             129,390.3040          86.92%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas Hastings
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Fund                    A       David E. Sette Ducati & Amy L Kennedy JTWROS       17,187.2310          11.55%
                                               Sudbury, MA
MFS High Yield Fund                    I       MFS Service Center Inc.                                20.0000         100.00%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Paulette Cato
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Opportunities Fund      A       Prentice J. McNeely IV TTEE                       264,900.6620           8.25%
                                               Prentice J. McNeely III Marital Trust
                                               Crozet, VA
MFS High Yield Opportunities Fund      A       Prudential Securities Inc. FBO                    260,580.5190           8.12%
                                               Mr. Serge M. D'Elia
                                               Mrs. Lilian CSL D'Elia Co-TTEES
                                               D'Elia Family Trust
                                               Casper, WY
MFS High Yield Opportunities Fund      B       MLPF&S for the sole benefit of its customers      628,662.6300          14.29%
                                               Attn: Fund Administration 98426
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS High Yield Opportunities Fund      C       MLPF&S for the sole benefit of its customers      117,202.4630           5.45%
                                               Attn: Fund Administration 98426
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS High Yield Opportunities Fund      I       MFS Heritage Trust Co Trustee                           7.1250          37.97%
                                               Audit Account IRA
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Opportunities Fund      I       MFS Service Center Inc.                                 5.3920          28.74%
                                               Audit Account Reinvest
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Opportunities Fund      I       MFS Service Center Inc.                                 5.0300          26.81%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS High Yield Opportunities Fund      I       Massachusetts Financial                                 1.2170           6.49%
                                               Services Co
                                               c/o Robert Blake 15th Fl
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Income Fund                        A       MFS Fund Distributors                             120,021.1590          97.36%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas Hastings
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Income Fund                        I       MFS Service Center Inc.                                20.0000         100.00%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Paulette Cato
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Intermediate Investment Grade      A       MFS Fund Distributors, Inc.                        24,037.2570          99.43%
  Bond Fund                                    c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. Ste. 15
                                               Boston, MA 02116-3740
MFS Intermediate Investment Grade      I       TRS of the MFS Pension Plan                        94,028.0920          99.98%
  Bond Fund                                    c/o Mark Leary
                                               Massachusetts Financial Services
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS International ADR Fund             A       MFS Fund Distributors, Inc.                          30,000.000         99.93%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS International Core Equity Fund     A       MFS Fund Distributors, Inc.                       150,000.0000          98.74%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS International Growth Fund          B       MLPF&S for the sole benefit of its customers      174,076.0420           6.00%
                                               Attn: Fund Administration 97HK7
                                               4800 Deer Lake Dr EASR 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS International Growth Fund          I       MFS Service Center Inc.                                 3.5610          53.39%
                                               Audit Account Reinvest
                                               Corporate Actions 10th Fl
                                               Attn: Todd Jundi
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS International Growth Fund          I       MFS Service Center Inc.                                 3.1090          46.61%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Todd Jundi
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS International Investors Trust      B       MLPF&S for the sole benefit of its clients        104,788.4510           6.58%
                                               Attn: Fund Administration 97HK9
                                               4800 Deer Lake Dr E
                                               Jacksonville, FL 32246-6484
MFS International Investors Trust      I       TRS MFS DEF Contribution Plan                       4,589.1330          99.84%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th  Fl
                                               Boston, MA 02116-3740
MFS International New Discovery        A       MLPF&S for the sole benefit of its customers       75,216.5930           5.69%
  Fund                                         Attn: Fund Administration 97HK8
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS International New Discovery        B       MLPF&S for the sole benefit of its customers       33,171.2330           7.81%
  Fund                                         Attn: Fund Administration 97HK8
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS International New Discovery        C       MLPF&S for the sole benefit of its customers       64,186.0180          18.36%
  Fund                                         Attn: Fund Administration 97HK8
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS International New Discovery        I       TRS MFS DEF Contribution Plan                     204,553.0790          99.99%
  Fund                                         c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS International Strategic Growth     A       David R. Mannheim                                  35,561.8140          82.56%
  Fund                                         Wellesley, MA
MFS International Strategic Growth     I       TRS MFS DEF Contribution Plan                      82,918.0110          99.98%
  Fund                                         c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS International Value Fund           A       MFS Fund Distributors, Inc.                        18,908.9430          97.34%
                                               c/o MA Financial Services Company
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. Ste. 15
                                               Boston, MA 02116-3740
MFS International Value Fund           I       TRS of the MFS Pension Plan                        79,365.0790          99.98%
                                               c/o Mark Leary
                                               Massachusetts Financial Services
                                               500 Boylston Street
                                               Boston, MA 02116-3740
MFS Large Cap Value Fund               A       John W. Ballen                                     22,683.7590          46.92%
                                               Southborough, MA
MFS Large Cap Value Fund               A       MFS Heritage Trust Co. Trustee                     17,052.2710          35.27%
                                               IRA R/O David Calabro
                                               Andover, MA
MFS Large Cap Value Fund               A       Kenneth J. Enright                                  5,716.3070          11.82%
                                               Medfield, MA
MFS Large Cap Value Fund               I       MFS Service Center Inc.                                20.0000         100.00%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Paulette Cato
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Limited Maturity Fund              B       MLPF&S for the sole benefit of its customers      883,362.2440           7.73%
                                               Attn: Fund Administration 97CE8
                                               4800 Deer Lake Dr East 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Limited Maturity Fund              C       MLPF&S for the sole benefit of its customers      329,485.5290           7.78%
                                               Attn: Fund Administration 97JT7
                                               4800 Deer Lake Dr 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Limited Maturity Fund              I       TRS MFS DEF Contribution Plan                     152,702.2630          99.98%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Mid Cap Growth Fund                B       MLPF&S for the sole benefit of its customers    5,792,406.1900           7.77%
                                               Attn: Fund Administration 97C41
                                               4800 Deer Lake Dr E FL 3
                                               Jacksonville, FL 32246-6484
MFS Mid Cap Growth Fund                C       MLPF&S for the sole benefit of its customers    4,356,550.7970          14.60%
                                               Attn: Fund Administration 97JT8
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Mid Cap Growth Fund                I       TRS MFS DEF Contribution Plan                     868,646.7280          31.01%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston St, 19th Fl
                                               Boston, MA 02116-3740
MFS Mid Cap Growth Fund                I       R. Joseph, R. Harter, J. Zimmerman TRS            598,115.0330          21.35%
                                               Bingham Dana LLP Retirement Plans
                                               150 Federal Street
                                               Boston, MA 02110
MFS Mid Cap Growth Fund                I       AG Edwards Trust Company                          211,886.4250           7.57%
                                               FBO Trust Clients
                                               2 N Jefferson Ave
                                               Saint Louis, MO 63103-2220
MFS Mid Cap Growth Fund                I       Harris Trust & Saving BK as Agent                 206,458.7580           7.37%
                                               For Various Trust and Custody Accounts
                                               Attn: Mutual Funds Unit
                                               PO Box 71940
                                               Chicago, IL 60694-1940
MFS Mid Cap Growth Fund                I       Farmers & Merchants Trust Company                 173,486.2220           6.19%
                                               20 South Main St.
                                               PO Box 6010
                                               Chambersburg, PA 17201-6010
MFS Multi Cap Growth Fund              A       MFS Fund Distributors, Inc.                        30,000.0000          71.92%
                                               c/o Mass Financial Services Co.
                                               Attn: Thomas B. Hastings
                                               500 Boylston St. 9th Fl
                                               Boston, MA 02116-3740
MFS Multi Cap Growth Fund              A       Dale A. Dutile                                     10,504.2020          25.18%
                                               Needham, MA
MFS Municipal Bond Fund                B       MLPF&S for the sole benefit of its customers      776,048.6090          10.20%
                                               Attn: Fund Administration 97CD0
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Municipal High Income Fund         A       MLPF&S for the sole benefit of its customers   13,558,350.1900          10.72%
                                               Attn: Fund Administration 97378
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Municipal High Income Fund         B       MLPF&S for the sole benefit of its customers   10,944,237.7560          24.17%
                                               Attn: Fund Administration 97CD9
                                               4800 Deer Lake Dr East 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Municipal High Income Fund         C       MLPF&S for the sole benefit of its customers      855,573.4470          14.05%
                                               Attn: Fund Administration 97CB2
                                               4800 Deer Lake Dr East 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Municipal Limited Maturity         B       MLPF&S for the sole benefit of its customers      229,197.2470          23.17%
  Fund                                         Attn: Fund Administration 97CE6
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Municipal Limited Maturity         B       Raymond James & Assoc Inc FBO                      70,286.0360           7.11%
  Fund                                         Jean S. Crosby
                                               Bath, NY
MFS Municipal Limited Maturity         B       NFSC FEBO                                          69,949.0580           7.07%
  Fund                                         Pearl B. Curtis
                                               Ft Worth, TX
MFS Municipal Limited Maturity         C       Donaldson Lufkin Jenrette                         134,048.2580          18.31%
  Fund                                         Securities Corp Inc.
                                               PO Box 2052
                                               Jersey City, NJ 07303-2052
MFS Municipal Limited Maturity         C       MLPF&S for the sole benefit of its customers       98,891.5570          13.51%
  Fund                                         Attn: Fund Administration 97JUO
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Municipal Limited Maturity         C       Wells Fargo Investments LLC                        48,842.5330           6.67%
  Fund                                         A/C 6324-7032
                                               608 Second Avenue South 8th Fl
                                               Minneapolis, MN 55402-1916
MFS New Endeavor Fund                  A       David Beatty & George F. Bennett Jr. TTEE          18,643.4980          13.92%
                                               Robert B. Bennett Trust
                                               Waltham, MA
MFS New Endeavor Fund                  A       David Beatty & Robt B. Bennett                     18,643.4980          13.92%
                                               TTEES Peter C. Bennett Trust
                                               Waltham, MA
MFS New Endeavor Fund                  A       David Beatty & Peter Bennett                       18,643.4980          13.92%
                                               TTEE George F. Bennett Jr. Tr
                                               Waltham, MA
MFS New Endeavor Fund                  A       Robt B. & Peter & Geo F. Bennett Jr.               15,906.6810          11.87%
                                               TTEES George F. Bennett
                                               Grandchildrens, Tr
                                               Waltham, MA
MFS New Endeavor Fund                  A       MFS Heritage Trust Co. Trustee                     11,157.9870           8.33%
                                               IRA A/C Daniel F. Hession
                                               Hanover, MA
MFS New Endeavor Fund                  A       MFS Heritage Trust Co. Trustee                      7,970.4080           5.95%
                                               IRA A/C David E. Barnes
                                               Duxbury, MA
MFS New Endeavor Fund                  A       David Beatty TTEE                                   7,543.1030           5.63%
                                               George F. Bennett Jr. Family
                                               Irrev Trust
                                               Waltham, MA
MFS Research Bond Fund                 I       MFS Service Center Inc.                                 5.9310          37.03%
                                               Audit Account IRA
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Research Bond Fund                 I       MFS Service Center Inc.                                 5.0790          31.71%
                                               Audit Account Reinvest
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Research Bond Fund                 I       MFS Service Center Inc.                                 5.0080          31.26%
                                               Audit Account Cash
                                               Corporate Actions 10th Fl
                                               Attn: Tom Jordan
                                               500 Boylston St.
                                               Boston, MA 02116-3740
MFS Research Fund                      A       MLPF&S for the sole benefit of its customers   13,747,822.6660          10.04%
                                               Attn: Fund Administration 98434
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, FL 32246-6484
MFS Research Fund                      B       MLPF&S for the sole benefit of its customers   15,605,909.2630          12.61%
                                               Attn: Fund Administration 97CE2
                                               4800 Deer Lake Drive E
                                               Jacksonville, FL 32246-6484
MFS Research Fund                      C       MLPF&S for the sole benefit of its customers    6,868,387.3110          20.34%
                                               Attn: Fund Administration 97C54
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Research Fund                      I       TRS MFS DEF Contribution Plan                     639,596.9740          89.94%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Research Fund                      I       TRS MFS 401K Plan                                  37,428.5630           5.26%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Strategic Value Fund               A       MPLF&S for the sole benefit of its customers      478,190.8680          10.52%
                                               Attn: Fund Administration 971NO
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Strategic Value Fund               B       MPLF&S for the sole benefit of its customers      554,963.1990           9.57%
                                               Attn: Fund Administration 971NO
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Strategic Value Fund               C       MPLF&S for the sole benefit of its customers      376,026.7010          21.08%
                                               Attn: Fund Administration 971NO
                                               4800 Deer Lake Dr E Fl 3
                                               Jacksonville, FL 32246-6484
MFS Strategic Value Fund               I       SEI Trust Company                                 191,370.9610          50.41%
                                               c/o Sunflower Bank
                                               Attn: Mutual Fund Administrator
                                               One Freedom Valley Dr.
                                               Oaks, PA 19456
MFS Strategic Value Fund               I       TRS MFS DEF Contribution Plan                     186,492.3150          49.12%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740
MFS Total Return Fund                  C       MLPF&S for the sole benefit of its customers    3,126,004.3840           6.81%
                                               Attn: Fund Administration 97JR2
                                               4800 Deer Lake Dr E 3rd Fl
                                               Jacksonville, Fl 32246-6484
MFS Total Return Fund                  I       Wilmington Trust Co Custodian FBO               8,459,212.0860          58.12%
                                               Pricewaterhouse Coopers LLP
                                               Emp & Part SVGS A/C 50084-6
                                               c/o Mutual Funds
                                               PO Box 8971
                                               Wilmington, DE 19899-8971
MFS Total Return Fund                  I       Mac & Co                                        3,734,679.8260          25.66%
                                               A/C AEOF1956432
                                               Mutual Funds Operations
                                               PO Box 3198
                                               Pittsburgh, PA 15230-3198
MFS Total Return Fund                  I       Wilmington Trust Co Custodian FBO                 742,106.0540           5.10%
                                               Pricewaterhouse Coopers LLP Emp
                                               RBAP A/C 50078-6
                                               c/o Mutual Funds
                                               PO Box 8971
                                               Wilmington, DE 19899-8971
MFS Total Return Fund                  I       TRS MFS DEF Contribution Plan                     832,547.4580           5.71%
                                               c/o Chris Charron
                                               MFS Investment Management, Inc.
                                               500 Boylston Street, 19th Fl
                                               Boston, MA 02116-3740

MANNER OF VOTING PROXIES


      All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for purposes of transacting business by that Fund at the Meeting.

      For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker "non-votes" will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Abstentions and broker "non-votes" will have the same effect as a vote "against" Items 2, 3, 4, 5 and 6 and will have no effect on Items 1 or 7.


      The Funds have engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for the Funds. The costs of the proxy solicitation are estimated to be $3,737,833.55 and will be borne by the Funds in accordance with their relative sizes. Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.


      The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


SUBMISSION OF PROPOSALS


      Each of the Funds is or is a part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the applicable Fund a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION


      In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by October 19, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

August 10, 2001

          MFS(R) BOND FUND                                   MFS(R) CAPITAL OPPORTUNITIES FUND
          MFS(R) EMERGING MARKETS DEBT FUND                  MFS(R) EMERGING MARKETS EQUITY FUND
          MFS(R) EMERGING OPPORTUNITIES FUND                 MFS(R) EUROPEAN EQUITY FUND
          MFS(R) FUNDAMENTAL GROWTH FUND                     MFS(R) GEMINI LARGE CAP U.S. FUND
          MFS(R) GEMINI U.K. FUND                            MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
          MFS(R) GLOBAL HEALTH SCIENCES FUND                 MFS(R) GOVERNMENT MONEY MARKET FUND
          MFS(R) GOVERNMENT MORTGAGE FUND                    MFS(R) GOVERNMENT SECURITIES FUND
          MFS(R) GROWTH OPPORTUNITIES FUND                   MFS(R) HIGH INCOME FUND
          MFS(R) HIGH QUALITY BOND FUND                      MFS(R) HIGH YIELD FUND
          MFS(R) HIGH YIELD OPPORTUNITIES FUND               MFS(R) INCOME FUND
          MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND     MFS(R) INTERNATIONAL ADR FUND
          MFS(R) INTERNATIONAL CORE EQUITY FUND              MFS(R) INTERNATIONAL GROWTH FUND
          MFS(R) INTERNATIONAL INVESTORS TRUST               MFS(R) INTERNATIONAL NEW DISCOVERY FUND
          MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND         MFS(R) INTERNATIONAL VALUE FUND
          MFS(R) LARGE CAP VALUE FUND                        MFS(R) LIMITED MATURITY FUND
          MFS(R) MID CAP GROWTH FUND                         MFS(R) MONEY MARKET FUND
          MFS(R) MULTI CAP GROWTH FUND                       MFS(R) MUNICIPAL BOND FUND
          MFS(R) MUNICIPAL HIGH INCOME FUND                  MFS(R) MUNICIPAL LIMITED MATURITY FUND
          MFS(R) NEW ENDEAVOR FUND                           MFS(R) RESEARCH FUND
          MFS(R) RESEARCH BOND FUND                          MFS(R) STRATEGIC VALUE FUND
          MFS(R) TOTAL RETURN FUND

                                                                    APPENDIX A


NOTE: THIS IS A COMPOSITE OF THE EXISTING DECLARATIONS OF TRUST OF MFS SERIES TRUST III ("TRUST III"), MFS SERIES TRUST IV ("TRUST IV"), MFS SERIES TRUST V ("TRUST V"), MFS SERIES TRUST VII ("TRUST VII"), MFS SERIES TRUST IX ("TRUST IX"), MFS SERIES TRUST X ("TRUST X"), MFS GROWTH OPPORTUNITIES FUND ("GROWTH OPPORTUNITIES FUND") AND MFS GOVERNMENT SECURITIES FUND ("GOVERNMENT SECURITIES FUND"). THE COVER PAGE, TABLE OF CONTENTS, NAME OF EACH TRUST AND DATE OF EACH DECLARATION HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING DECLARATIONS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE DECLARATION HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE RESTATED DECLARATION PROPOSED IN ITEM 2 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF


                                   {MFS TRUST}
                              [500 Boylston Street]
                          [Boston, Massachusetts 02116]

    [AMENDED AND RESTATED DECLARATION OF TRUST, made as of this______ day of ___________ by the Trustees hereunder.]

                           [[Dated as of __________]]

    WHEREAS, [the Trust] [[{MFS Trust}]] was established pursuant to a Declaration of Trust dated ________ [[, as amended pursuant to an Amended and Restated Declaration of Trust dated as of__________ (the "Original Declaration")]], for the investment and reinvestment of funds contributed thereto; [and]


    WHEREAS, the Trustees desire that the beneficial interest in the [trust] [[Trust]] assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided; [and]

    WHEREAS, the [[Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated]] Declaration of Trust has been[, from time to time,] amended [[and restated]] in accordance with the provisions of the [[Original]] [Declaration; and]

    [WHEREAS, the Trustees now desire further to amend and to restate the Declaration of Trust and hereby certify, as provided in Section 11.1 of the Declaration, that this Amended and Restated Declaration of Trust has been further amended and restated in accordance with the provisions of the] Declaration;

    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the [trust established] [[Trust]] hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof[[, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows]].

                                    ARTICLE I
                              NAME AND DEFINITIONS


    Section 1.1[-][[.]] Name. The name of the [trust created hereby is the {MFS Trust}, the current address of which is 500 Boylston Street, Boston, Massachusetts 02116.] [[Trust is [[{MFS Trust}]].

    Section 1.2[-][[.]] Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-Laws" means the By-[Laws] [[laws]] referred to in Section 3.9 hereof, as from time to time amended.

    (b) "Commission[[" ]]has the meaning given that term in the 1940
Act.

    (c) "Declaration" means this [[Amended and Restated]] Declaration of Trust[[,]] as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein[,] " and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (d) "Distributor" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[,] [[pursuant]] to [the] [[any]] contract described in
Section 4.2 hereof.

    (e) "Interested Person" has the meaning given that term in the 1940 Act.

    [[(f)]] "Investment Adviser" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[,] [[pursuant]] to [the] [[any]] contract described in Section 4.1 hereof.(1)

--------
(1) The revised definition already appeared in Growth Opportunities Fund, Government Securities Fund, Trust VII, Trust IX and Trust X.

    [[(g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.]](2)

---------
(2) The definition of Majority Shareholder Vote in Trust III was "the meaning given in the 1940 Act (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)."

    The definition of Majority Shareholder Vote in Growth Opportunities Fund, Trust IX and Trust X was "the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series, as the context may require."

    The definition of Majority Shareholder Vote in Government Securities Fund, Trust IV, Trust V and Trust VII was "the meaning given in the 1940 Act (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) except to the extent that the Trustees have otherwise defined "Majority Shareholder Vote" in conjunction with the establishment of any series of Shares."


    [[(h)]][(f) the ]"1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time[[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.]]

    [(g)]


    [[(i)]] "Person" means and includes individuals, corporations, [[limited liability companies,]] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof[[, whether domestic or foreign.]](3)
---------
(3) The phrase "whether domestic or foreign" already appeared in Growth Opportunities Fund, Government Securities Fund, Trust VII, Trust IX and Trust X.


    [(h)]
    [[(j)]] "Shareholder" means a record owner of outstanding Shares.

    [(i)]

    [[(k)]] "Shares" means

    {TRUST III: the [equal proportionate units of interest] [[Shares of Beneficial Interest]] into which the beneficial interest in the Trust shall be divided from time to time [and] [[or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares"]] includes fractions of Shares as well as whole Shares.}

    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series [[or class]] of Shares established by the Trustees pursuant to Section [6.9] [[6.11]] hereof, [equal proportionate] transferable units into which such series [[or class]] of Shares shall be divided from time to time [[in accordance with the terms hereof]]. The term "Shares" includes fractions of Shares as well as whole Shares.}

    {GOVERNMENT SECURITIES FUND, TRUST V AND TRUST VII: the [units of interest] [[Shares of Beneficial Interest]] into which the beneficial interest in the Trust shall be divided from time to time[, including the Shares of any and all series which may be] [[or, when used in relation to any particular series or class of Shares]] established by the Trustees[, and] [[pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares"]] includes fractions of Shares as well as whole Shares.}

    {TRUST IV: the [equal proportionate units of interest] [[Shares of Beneficial Interest]] into which the beneficial interest in the Trust shall be divided from time to time[, including the Shares of any and all series which may be] [[or, when used in relation to any particular series or class of Shares]] established by the Trustees[, and] [[pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares"]] includes fractions of Shares as well as whole Shares.}


    [(j)]

    [[(l)]] "Transfer Agent" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[, to the] [[pursuant to any transfer agency]] contract described in Section [4.3] [[4.4]] hereof.

    [(k) the]

    [[(m)]] "Trust" means [    ] [[the trust hereunder.]]

    [(l) the ]

    [[(n)]] "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees[[, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Section 6.9 or Section 6.10 hereof.]](4)

---------
(4) The phrase "including, without limitation, any and all property allocated or belonging to any series of Shares pursuant to Section 6.9 hereof" already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    [(m) the]

    [[(o)]] "Trustees" means the persons who [[have]] signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected [[or appointed]], qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.(5)

---------
(5) The revised definition already appeared in Growth Opportunities Fund and Trust X.

    [[(p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]]

                                   ARTICLE II
                                    TRUSTEES

    Section 2.1[-][[.]] Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time [by a written instrument signed] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three [(3)](6) nor more than [fifteen (15)] [[15]].

---------
(6) This number was "two (2)" for Growth Opportunities Fund.

    Section 2.2[- Election and Term.][[ Term of Office of Trustees]].


    {TRUST III AND TRUST VII: [Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.4 hereof, the Trustees shall][[. A Trustee may]] be elected [[either]] by the Shareholders [at the annual meeting of the Shareholders. Commencing in] [ ] [there shall be an annual meeting of the Shareholders to be held at such time and place and in such manner as the By-Laws shall provide. Except in the event of resignations or removal pursuant to
Section 2.3 hereof, each] [[of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a]] Trustee shall hold office [until the next annual meeting of Shareholders] [[during the lifetime of this Trust]] and until [his][[its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her]] successor [is elected and qualified to serve as Trustee.][[; except that:]]


    [Section 2.3 - Resignation and Removal. Any]

    [[(a) any]] Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees and such resignation shall be effective] [[Trust, which shall take effect]] upon such delivery[,] or [at a] [[upon such]] later date [according to the terms of the instrument. Any of the Trustees] [[as is specified therein;]]

    [[(b) any Trustee]] may be removed [(provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 2.1 hereof) with][[at any time, with or without]] cause, by [the action of] [[written instrument signed by at least]] [two-thirds] [[three-quarters ]]of the [remaining] Trustees[[, specifying the date when such removal shall become effective;]]

    [[(c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; ]]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the outstanding Shares of the Trust]].}


    {GROWTH OPPORTUNITIES FUND, TRUST IV, TRUST V, TRUST IX AND TRUST X:
[Subject to the provisions of Section 16(a)] [[A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations]] of the 1940 Act, [[by]] the Trustees[[. Subject to all applicable provisions of the 1940 Act, a Trustee]] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [[or, if sooner, until his or her death or the election and qualification of his or her successor]]; except [[that]]:

    (a) [that] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed [(provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 2.1 hereof)](7) [with cause,] at any time[[, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters ]]of the [remaining] Trustees, specifying the date when such removal shall become effective;

------------
(7) This paranthetical was not contained in Trust IX or Trust X.

    (c) [that] any Trustee who [requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and] [[has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;]]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the outstanding Shares of the Trust.]]}

    {GOVERNMENT SECURITIES FUND: [Subject to the provisions of Section 16 (a)] [[A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations]] of the 1940 Act, [[by]] the Trustees[[. Subject to all applicable provisions of the 1940 Act, a Trustee]] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [[or, if sooner, until his or her death or the election and qualification of his or her successor]]; except [[that:]]

    (a) [that] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed [(provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section 2.1 hereof) with cause,] at any time[[, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters ]]of the [remaining] Trustees, specifying the date when such removal shall become effective;

    (c) [that] any Trustee who [requests in writing to be retired or who has become incapacitated by illness or injury may be retired by] [[has attained a mandatory retirement age established pursuant to any]] written [[policy adopted from time to time by at least]] [instrument signed by a majority of the other Trustees, specifying the date of his retirement; and]

    [(d) a Trustee may be removed at any meeting of Shareholders by a vote of] two-thirds of the [outstanding Shares.] [[Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; ]]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the outstanding Shares of the Trust.]]}


    Upon the resignation[[, retirement]] or removal of a Trustee, or his [[or her]] otherwise ceasing to be a Trustee, [he] [[that individual]] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning[[, retiring]] or removed Trustee. Upon the incapacity or death of any Trustee, [his] [[that Trustee's]] legal representative shall execute and deliver on his [[or her]] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    [[Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]]

    Section 2.3. Resignation and Appointment of Trustees.


    {TRUST III AND TRUST VII: [[ In case of the declination,]] [The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the ]death, resignation, [[retirement or]] removal[, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of] [[of any of the Trustees, or in case]] a [Trustee. No such] vacancy shall [operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing], by reason of an increase in [the] number of Trustees, [subject to the provisions] [[or for any other reason, exist, a majority]] of [Section 16(a) of the 1940 Act,] the remaining Trustees [shall] [[may]] fill such vacancy by [the appointment of] [[appointing]] such other [person] [[individual]] as they in their discretion shall see fit[, made by a written instrument signed by a majority of the Trustees]. Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made [[by the Trustees then in office]] in anticipation of a vacancy to occur [at a later date] by reason of retirement, resignation[[, removal]] or increase in [the] number of Trustees [[effective at a later date]], provided that [such] [[said]] appointment shall [not] become effective [prior to such] [[only at or after the effective date of said]] retirement, resignation[[, removal]] or increase in [the] number of Trustees. [[The power of appointment is subject to all applicable provisions of the 1940 Act.]]}

    {GROWTH OPPORTUNITIES FUND, GOVERNMENT SECURITIES FUND, TRUST IV, TRUST V, TRUST IX AND TRUST X: In case of the declination, death, resignation, retirement[,] [[or]] removal [or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [[of Trustees]], or for any other reason, exist, [[a majority of]] the remaining Trustees [shall] [[may]] fill such vacancy by appointing such other [person] [[individual]] as they in their discretion shall see fit. [Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.] Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. [Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation[[, removal]] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[[, removal]] or increase in number of Trustees. The power of appointment is subject to [the] [[all applicable]] provisions [of Section 16(a)] of the 1940 Act.}


    Section 2.4. Vacancies. [[The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration.]](8) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in [[Section 2.3, or while any Trustee is incapacitated, the other]] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees]]. A written instrument certifying the existence of such vacancy [[or incapacity]] signed by a majority of the Trustees shall be conclusive evidence of the existence [of such vacancy.] [[thereof.]]

-----------
(8) This sentence already appeared in Growth Opportunities Fund, Government Securities Fund, Trust IV, Trust V, Trust IX and Trust X.

    Section 2.5[- Reallocation][[. Delegation]] of Power to Other Trustees. [Any] [[Subject to requirements imposed by the 1940 Act and other applicable law, any]] Trustee may, by power of attorney, delegate his power for a period not exceeding six [(6)] months at any one time to any other Trustee or Trustees; provided that in no case shall [less] [[fewer]] than two [(2)] Trustees personally exercise the powers granted to the Trustees under the Declaration except as [herein] otherwise expressly provided [[herein]].

                                   ARTICLE III
                               POWERS OF TRUSTEES

    Section 3.1[-][[.]] General. [The] [[Subject to the provisions of the Declaration, the]] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [[or any other power of the Trustees hereunder]]. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2[-][[.]] Investments. [[(a)]] The Trustees shall have the power [to]:

    [(a)]

    [[(i) to]] conduct, operate and carry on the business of an investment company;

    [(b)] [[(ii) to]] subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [[securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks,]](9) negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,


-----------
 (9) Trust III already contained "securities of every nature and kind" and "including, without limitation, all types of bonds, debentures and stocks."

     Growth Opportunities Fund, Government Securities Fund, Trust V, Trust IX and Trust X already contained "US and foreign currencies, any form of gold and other precious metals, commodity contracts, contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind" and "including, without limitation, all types of bonds, debentures and stocks."

     Trust VII already contained "US and foreign currencies, any form of gold and other precious metals and securities of every nature and kind."


    [[(A)]] states, territories and possessions of the United States and the District of Columbia and any [of the] political [subdivisions, agencies or instrumentalities thereof, and by the United States] [[subdivision, agency or instrumentality of any such Person,]]


    [[(B) the U.S.]] Government, any foreign government, [[or any]] political [subdivisions thereof or their agencies or instrumentalities, or ][[subdivision or any agency or instrumentality of the U.S. Government or any foreign government,]]

    [[(C) any]] international [instrumentalities, or by]
[[instrumentality,]]

    [[(D)]] any bank or savings institution, or

    [by]


    [[(E)]] any corporation [[or organization]] organized under the laws of the United States or of any state, territory or possession thereof, or [by any corporation organized] under any foreign law[, or in "when issued" contracts for any such securities, or][[;]]

[[to]] retain Trust assets in cash and from time to time [[to]] change the investments [of] [[in which]] the assets of the Trust [[are invested]]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [persons, firms, associations or corporations] [[Persons]] to exercise any of said rights, powers and privileges in respect of any of said [instruments.] [[investments; and]]


    [[(iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers]].(10)

--------------
(10) This clause already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    [[(b)]] The Trustees shall not be limited to investing in [[securities or]] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

    [[(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust and each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]]

    Section 3.3[-][[.]] Legal Title. Legal title to all [the] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine(11). The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [Person] [[person]] who may hereafter become a Trustee. Upon the resignation, [[retirement,]] removal or death of a Trustee [he][[, such Trustee]] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

--------------
(11) Trust IV continued with the phrase "provided that the interest of the Trust therein is appropriately protected."

    Section 3.4[-][[.]] Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX [[and Section 6.9]] hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds [or property] of the Trust [[or other Trust Property]],(12) whether capital or surplus or otherwise[, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations].

--------------
(12) The phrase "or other Trust Property" already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 3.5[-][[.]] Borrowing Money; Lending Trust [Assets] [[Property]]. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the [assets of the] Trust [[Property]],(13) to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust [assets] [[Property]].(14)

--------------
(13) The phrase "Trust Property" already appeared in Growth Opportunities Fund, Trust IX and Trust X.

(14) The phrase "Trust Property" already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 3.6[-][[.]] Delegation[; Committees]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [or agents][[, any Investment Adviser, Distributor, custodian, agent or independent contractor]] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [[appropriate or]] expedient(15).

--------------
(15) Trust IV continued with the phrase "to the same extent as such delegation is permitted by the 1940 Act."

    Section 3.7[-][[.]] Collection and Payment. [The] [[Subject to Section 6.9 hereof]],(16)[[ the]] Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

--------------
(16) This reference already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 3.8[-][[.]] Expenses. [The] [[Subject to Section 6.9 hereof,]](17) [[the]] Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[[, Trustees]] and Trustees [[Emeritus]].

--------------
(17) This reference already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 3.9[-][[.]] Manner of Acting; By-Laws. Except as otherwise provided herein[[, in the 1940 Act]] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [(][[at which]] a quorum [being present)] [[is present]], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [all] [[two-thirds of]] the Trustees. The Trustees may adopt By-Laws not inconsistent with [this] [[the]] Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [such power is not reserved to the Shareholders] [[permitted therein at any time]].


    Section 3.10[-][[.]] Miscellaneous Powers. [The] [[Without limiting the foregoing, the]] Trustees shall have the power to:

    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) [remove Trustees or fill vacancies in or add to their number,] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [[in each case with or without cause,]] and appoint [from their own number,] and terminate[,] any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, [[such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,]] insurance policies insuring the [[assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring]] Shareholders, [[any administrator,]] Trustees, [[Trustees Emeritus,]] officers, employees, agents, [investment advisers, distributors] [[any Investment Adviser, any Distributor]], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, [share] [[Share]] purchase, [[deferred compensation,]] and other retirement, incentive and benefit plans for any Trustees, officers, employees [and] [[or]] agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [the] [[any]] Investment Adviser, [[administrator, custodian,]] Distributor, Transfer Agent [and selected dealers][[, shareholder servicing agent and any dealer]],(18) to such extent as the Trustees shall determine;


--------------
(18) The phrase "any dealer" already appeared in Growth Opportunities Fund, Government Securities Fund, Trust V, Trust IX and Trust X.


    (g) [[guarantee indebtedness or contractual obligations of others]];(19)


--------------
(19) This clause (g) already appeared in Trust III, Trust IV, Trust V and Trust VII.


    (h) determine and change the fiscal year of the Trust [[or any series thereof]] and the method by which its accounts shall be kept; and

    (i) adopt a seal for the Trust [but][[, provided that]] the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.


    [Section 3.11 - Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.]


[Section 3.12 - Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser or of the Distributor, and no Investment Adviser or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:]

    [(a) The Distributor from purchasing from the Trust Shares if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;]

    [(b) The Distributor from purchasing Shares as agent for the account of the Trust;]

    [(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus; or]

    [(d) The Investment Adviser, the Distributor, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.]

                                   ARTICLE IV

        INVESTMENT ADVISER, DISTRIBUTOR, [[CUSTODIAN]] AND TRANSFER AGENT


    Section 4.1[-][[.]] Investment Adviser. Subject to [a Majority Shareholder Vote](20) [[applicable requirements of the 1940 Act]], the Trustees may in their discretion from time to time enter into [an] [[one or more]] investment advisory or management [contract] [[contracts]] whereby the other party to [[each]] such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, [[with respect to one or more series of Shares,]] as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine [notwithstanding any provisions][[. Notwithstanding any provision]] of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of [portfolio securities] [[assets]](21) of the Trust [[or any series thereof]] on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [[of]] such purchases, sales, loans [and] [[or]] exchanges shall be deemed to have been authorized by all [of] the Trustees. [[Such services may be provided by one or more Persons.]]


--------------
(20) The phrase "Majority Shareholder Vote of the Shares of each series affected thereby" appeared in Trust IX and Trust X.

(21) The word "assets" already appeared in Growth Opportunities Fund, Government Securities Fund, Trust V, Trust VII, Trust IX and Trust X.


    Section 4.2[-][[.]] Distributor. [The] [[Subject to applicable requirements of the 1940 Act, the]] Trustees may in their discretion from time to time enter into [a contract,] [[one or more exclusive or non-exclusive distribution contracts]] providing for the sale of Shares(22) [[of one or more series or classes]] whereby the Trust may either agree to sell the Shares to the other party to [the] [[any such]] contract or appoint [[any]] such other party its sales agent for such Shares. In either case, [the] [[any such]] contract shall be on such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with the provisions of [this Article IV] [[the Declaration]] or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements [[or agency agreements]] with [registered] securities dealers [[or other Persons]] to further the purpose of the distribution or repurchase of the Shares. [[Such services may be provided by one or more Persons.]]


--------------
(22) Trust IV continued with the phrase "to net the Trust not less than the net asset value per Share."


    Section 4.3[- Transfer Agent][[. Custodian]]. The Trustees may in their discretion from time to time enter into [a transfer agency and shareholder service contract] [[one or more contracts]] whereby the other party to [[each]] such contract shall undertake to furnish [transfer agency and shareholder] [[such custody]] services to the Trust[. The contract shall have] [[as the Trustees shall from time to time consider desirable and all upon]] such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with [[the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.]]

    [[Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of]] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section [4.4 -][[4.5.]] Parties to Contract. Any contract of the character described in [[any]] Section [4.1, 4.2 or 4.3] of this Article IV [or any Custodian contract, as described in the By- Laws,] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [said] [[any such]] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 [and][[,]] 4.3 [[and 4.4]] above [or Custodian contracts], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [4.4] [[4.5]].

                                    ARTICLE V
        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

        Section 5.1[-][[.]] No Personal Liability of Shareholders[, Trustees, etc. No][[. No Shareholder or former]] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any] [[solely by reason of being or having been a]] Shareholder[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]. The Trust shall indemnify and hold each Shareholder [[and former Shareholder]] harmless from and against all claims and liabilities[,] to which such Shareholder may become subject [[solely]] by reason of his [[or her]] being or having been a Shareholder [[(other than taxes payable by virtue of owning Shares)]], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [[or former Shareholder]] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [[or former Shareholder]] in any appropriate situation even though not specifically provided herein. [[The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.]](23)

--------------
(23) This sentence (without the reference to former Shareholders) already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 5.2[- Non-][[. Limitation of]] Liability of Trustees[, etc.] [[and Others. (a)]] No Trustee, [[Trustee Emeritus,]] officer, employee or agent of the Trust shall be [liable to][[subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of]] the Trust, [its Shareholders, or to any Shareholder, Trustee,] [[and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any]] officer, employee[,] or agent [thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach] [[of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason]] of [trust) except for his own bad faith,] willful misfeasance, [[bad faith,]] gross negligence or reckless disregard of [his duties.] [[the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.]]

    [[(b) All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]]

    Section 5.3[-][[.]] Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:


    (i) every person who is or has been a Trustee[[, Trustee Emeritus]] or officer of the Trust [[(hereinafter referred to as a "Covered Person")]] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [[or her]] in connection with any claim, action, suit or proceeding in which [he] [[that individual]] becomes involved as a party or otherwise by virtue of [his] being or having been a Trustee[[, Trustee Emeritus]] or officer and against amounts paid or incurred by [him] [[that individual]] in the settlement thereof;


    (ii) the words "claim," "action," "suit[,] " or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal[[, administrative]] or other, including appeals), actual or threatened[,][[;]] and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [[or compromise]], fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a [Trustee or officer] [[Covered Person]]:

    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [he] [[the Covered Person]] engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office;

    (ii) with respect to any matter as to which [he] [[the Covered Person]] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [his] [[that individual's]] action was in the best [interests] [[interest]] of the Trust; [[or]]

    (iii) in the event of a settlement [[involving a payment by a Trustee, Trustee Emeritus or officer]](24) or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) [[above]] resulting in a payment by a [Trustee or officer] [[Covered Person]], unless there has been either a determination that such [Trustee or officer] [[Covered Person]] did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office by the court or other body approving the settlement or other disposition or [[by]] a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [he] [[that individual]] did not engage in such conduct:

--------------
(24) The phrase "involving a payment by a Trustee or officer" already appeared in Growth Opportunities Fund, Government Securities Fund, Trust V, Trust IX and Trust X.


        (A) by vote of a majority of the Disinterested Trustees [[(as defined below)]] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or


        (B) by written opinion of [independent][[(i) the then- current]] legal counsel [[to the Trustees who are not Interested Persons of the Trust or
    (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent]].(25)


--------------
(25) Trust V continued with the clauses "(B) by vote of a majority of the outstanding shares of the Trust not including any shares owned by any affiliated person of the Trust or (C) by written opinion of independent counsel, provided however that any shareholder may, by appropriate legal proceeding, challenge any such determination by the Board of Directors or by independent counsel" in lieu of the clause "(B) by written opinion of independent legal counsel."

     Trust IX continued with the clause "(B) by vote of a majority of the outstanding shares of the Trust not including any shares owned by any affiliated person of the Trust" in lieu of the clause "(B) by written opinion of independent legal counsel."



    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [Trustee or officer] [[Covered Person]] may now or hereafter be entitled, shall continue as to a [Person] [[person]] who has ceased to be [such Trustee or officer] [[a Covered Person]] and shall inure to the benefit of the heirs, executors and administrators of such [Person] [[person]]. Nothing contained herein shall [[limit the Trust from entering into other insurance arrangements or]] affect any rights to indemnification to which [[Trust]] personnel [other than Trustees and officers][[, including Covered Persons,]] may be entitled by contract or otherwise under law.


    (d) Expenses of preparation and presentation of a defense to any claim, action, suit[[,]] or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [recipient] [[Covered Person]] to repay such amount if it is ultimately determined that [he] [[the Covered Person]] is not entitled to indemnification under this Section 5.3, provided that either:


    (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or


    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or [an independent] legal counsel [[meeting the requirement in Section 5.3(b)(iii)(B) above]] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [recipient] [[Covered Person]] ultimately will be found entitled to indemnification.


    As used in this Section 5.3[,] a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.


    [[(e)]] [[With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]]

    Section 5.4[-][[.]] No Bond Required [of Trustees]. No Trustee[[, Trustee Emeritus or officer]] shall be obligated to give any bond or other security for the performance of any of his [[or her]] duties hereunder.

    Section 5.5[-][[.]] No Duty of Investigation; Notice in Trust Instruments[, etc]. No purchaser, lender, [transfer agent][[shareholder servicing agent, Transfer Agent]] or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [[or officers]] shall recite that the same is executed or made by them not individually, but as [[or on behalf of]] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[[, officers]] or Shareholders[,] individually, but bind only the [trust] [[Trust]] estate, and may contain any further recital [which they or he may deem] [[deemed]] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[[, officers or Shareholders]] individually. The Trustees [shall at all times] [[may]] maintain insurance for the protection of the Trust Property, [its] Shareholders, Trustees, [[Trustees Emeritus,]] officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6[-][[. Good Faith Action;]] Reliance on Experts[, etc.][[. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.]] Each Trustee and officer or employee of the Trust shall, in the performance of his [[or her]] duties, be [[under no liability and]] fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon [an opinion] [[advice]] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent,[[ custodian, any shareholder servicing agent,]] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    [[Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.]]

    [[Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]]

                                   ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST

    Section 6.1[-][[.]] Beneficial Interest. The interest of the beneficiaries hereunder [shall] [[may]] be divided into transferable Shares of [beneficial interest,] [[Beneficial Interest (]]without par value[[), which may be divided into one or more series and classes as provided in Sections 6.9 and 6.10 hereof]].(26) The number of Shares [of beneficial interest] authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

--------------
(26) Growth Opportunities Fund, Trust IX and Trust X contained the phrase "which shall be divided into one or more series as provided in Section 6.9 hereof."

    Section 6.2[-][[.]] Rights of Shareholders. The ownership of the Trust [property] [[Property]] of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights [[specifically set forth]] in the Declaration [specifically set forth]. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any [[series or]] class of Shares. [[By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]]

    Section 6.3[-][[.]] Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form [or] [[of]] legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4[-][[.]] Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times(27), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with[[,]] the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series [[or class]] into a greater or lesser number without thereby changing [the] [[their]] proportionate beneficial interests in [the Trust] [[Trust Property allocated or belonging to such series or class]].(28) Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

--------------
(27) Trust IV continued with the phrase "(including, without limitation, each business day in accordance with the maintenance of a constant net asset value per Share as set forth in Section 8.3 hereof)."

(28) Growth Opportunities Fund, Trust IX and Trust X contained the phrase "Trust Property allocated or belonging to such series." Trust IV contained the sentence "Reductions in the number of outstanding Shares may be made pursuant to the constant net asset value per Share formula set forth in
     Section 8.3."

    Section 6.5[-][[.]] Register of Shares. A register [[or registers]] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [[ (which may be addresses for electronic delivery)]] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [him as][[that Shareholder as provided]] herein or in the By-Laws [provided], until [he] [[the Shareholder]] has given his [[or her]] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. [The] [[It is not contemplated that certificates will be issued for the Shares; however, the]] Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.(29)

--------------
(29) The italicized language in this sentence already appeared in Growth Opportunities Fund, Government Securities Fund, Trust IV, Trust V, Trust IX and Trust X.

    Section 6.6[-][[.]] Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [his] [[the record holder's]] agent thereunto [duly] authorized in writing, upon delivery to the Trustees or[[, if there is a Transfer Agent with respect to such Shares,]] the Transfer Agent of a duly executed instrument of transfer[,] together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any [person] [[Person]] becoming entitled to any Shares in consequence of [[the]] death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes [thereunder] [[hereunder]] and neither the Trustees nor any Transfer Agent or registrar nor any officer [of] [[or]] agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7[-][[.]] Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [[(i)]] if mailed, postage prepaid, addressed to any Shareholder of record at [his] [[the Shareholder's]] last known address as recorded on the register of the Trust[[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.]]

    Section 6.8[-][[.]] Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees [[when that issue is submitted to Shareholders, and for the removal of Trustees]] as provided in Section 2.2[.] hereof,(30) (ii) with respect to any investment advisory or management contract [as provided in Section 4.1.] [[on which a shareholder vote is required by the 1940 Act]], (iii) with respect to termination of the Trust [[or any series or class to the extent and]] as provided in Section 9.2[.] [[hereof]], (iv) with respect to any amendment of the Declaration to the extent and as provided in
Section 9.3[.] [[hereof]], (v) with respect to any merger, consolidation or sale of assets [as provided in Sections 9.4](31)[, (vi) with respect to incorporation of the Trust] to the extent and as provided in Section [9.5., (vii)] [[9.4 hereof]](32)[[, (vi)]] to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust [of] [[or]] the Shareholders, and [(viii)][[(vii)]] with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any [state] [[other regulator having jurisdiction over the Trust]], or as the Trustees may consider necessary or desirable.
--------------
(30) In Growth Opportunities Fund and Trust X, clause (i) read "for the removal of Trustees as provided in Section 2.2 hereof."

(31) In Trust X, this clause also referred to Section 9.6.

(32) In Trust X, this clause also referred to Section 9.6.

    [Each whole Share]

    [[A Shareholder of each series or class]] shall be entitled to one vote [as to any] [[for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each]] matter on which [it] [[such Shareholder]] is entitled to vote and each fractional [Share] [[dollar amount]] shall be entitled to a proportionate fractional vote, except that the [[Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.]] Shares held in the treasury of the Trust shall not be voted.

    [[Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.]]

    [[Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof.]] There shall be no cumulative voting in the election of Trustees. Until Shares are issued [[and during any period when no Shares are outstanding]], the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for [Shareholders'] [[Shareholder]] votes and meetings and related matters.

    Section 6.9[- Series Designation. The][[. Series of Shares.]]


    {TRUST III: [[Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the]] Trustees, in their discretion, [may authorize the division of Shares into two or more series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different series as to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. Any series of Shares may be terminated by the Trustees by written notice to shareholders of the series.]


    [The series of Shares established and designated pursuant to this Section
6.9 and existing as of the date hereof are set forth in Annex A hereto.]

    [Section 6.10 - Class Designation.] [[in accordance with the terms of this
Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:]]


    [[(a) All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof) except that there may be such variations between different series as are approved by the Trustees and as are consistent with applicable law.]]


    [[(b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any series, including outstanding Shares, unissued Shares and Shares previously issued and reacquired, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.]]

    [[(c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    [[(d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.]]

    [[(e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.]]

    [[(f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number and value of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.]]

    [[(g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.]]}


    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

    (a) All Shares shall be identical [[(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)]] except that there may be such variations [as shall be fixed and determined] [[between different series as are approved]] by the Trustees [between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.] [[and as are consistent with applicable law.]]


    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [unissued Shares or any] [[Shares of any series, including outstanding Shares, unissued Shares and]] Shares previously issued and reacquired [of any series][[,]] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury [Shares] [[shares]] (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits[,] and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares.[[ No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees[[,]] in their sole discretion[[,]] deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series [which is hereinafter described].

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [daily] [[monthly]] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series[,] only[[,]] from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. [All] [[Subject to differences among classes, all]] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [[and value]] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.[ A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.]

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares [[of all series]] then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series [[or class]], Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that [the] [[a]] matter affects only the interests of Shareholders of [one or more] [[particular]] series [[or classes of Shares]], only Shareholders of such series [[or classes of Shares, as applicable,]] shall be entitled to vote thereon.

    [(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.]}


    {GOVERNMENT SECURITIES FUND, TRUST IV, TRUST V AND TRUST VII: [[ Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the]] Trustees, in their discretion, [may][[in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to]] authorize the division of Shares into one (33) or more [additional series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees; provided, that all] [[series by establishing and designating one or more series of Shares upon and subject to the following provisions:]


--------------
(33) The number was "two" in Trust IV, Trust V and Trust VII.


    [[(a) All]] Shares shall be identical [[(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)]] except that there may be [[such]] variations [so fixed and determined] between different series as [[are approved by the Trustees and as are consistent with]] [to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be shares of any or all series as the context may require.] [As of such time as the Trustees shall divide the Shares of the Trust into two or more series, the following provisions shall be] applicable [[law.]][:]


    [(a)]

    [[(b)]] The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [unissued Shares or any][[Shares of any series, including outstanding Shares, unissued Shares and]] Shares previously issued and reacquired [of any series][[,]] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    [(b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 hereof with respect to any one or more series which represents the interests in the assets of the Trust immediately prior to the establishment of two or more series and the power of the Trustees to invest and reinvest assets applicable to any other series shall be as set forth in the instrument of the Trustees establishing such series which is hereinafter described.]

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors [[of such series]], and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits[,] and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes.[[No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. [[Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.]]

    (e) The power of the Trustees to [pay dividends and make distributions] [[invest and reinvest the Trust Property allocated or belonging to any particular series]] shall be governed by [Article VIII hereof with respect to any one or more series which represents the interests in] [[Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.]]

    [[(f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to]] the assets of the Trust [immediately prior to the establishment of two or more series. With respect to any other series, dividends] [[generally. Dividends]] and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [daily] [[monthly]] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series [[only]], from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. [All] [[Subject to differences among classes, all]] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [[and value]] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. [[Shares of any particular]] [The establishment and designation of any additional] series of [Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences] [[the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders]] of such series[, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.] [[shall be entitled to receive a pro rata share of the net assets of such series only.]]

    [[(g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.]](34)}

--------------
(34) Trust IV continued with the sentence "The series of Shares established and designated pursuant to this Section 6.9 and existing as of the date hereof are set forth in Annex A hereto."

    [[Section 6.10. Classes of Shares.]] The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes[[, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time]]. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and [permitted] [[not prohibited]] by the 1940 Act [or pursuant to any exemptive order issued by the Securities and Exchange Commission. The classes of Shares authorized pursuant to this Section 6.10 and].

    [[Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to Section 9.2 hereof, the Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.]]

    [[The series of Shares]] existing as of the date hereof are set forth in [Annex] [[Appendix A hereto.]] [[The classes of Shares of each series existing as of the date hereof are set forth in Appendix]] B hereto.

                                   ARTICLE VII
                                   REDEMPTIONS

        Section 7.1[-][[.]] Redemptions.


    {TRUST III, GOVERNMENT SECURITIES FUND, TRUST IV, TRUST V AND TRUST VII:
[In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificates, a written request or] [[All Shares shall be redeemable based on a redemption price determined in accordance with this
Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such ]]other [such] form of request as the Trustees may [[determine) at such office or agency as may be designated]] from time to time [authorize, at the office of the Transfer Agent or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing] for that purpose[, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust] [[in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed]] at the net asset value thereof [per Share,] [[next]] determined [as provided in the By-Laws](35)[, next after such deposit. Payment] [[after acceptance of such request, less any applicable redemption fee or sales charge as permitted under applicable law.]]


--------------
(35) In Trust IV, the reference was to Section 8.1 instead of the By-Laws.

    [[Subject to Section 7.2 hereof, payment]] for said Shares shall be made to the Shareholder [within seven (7) days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to][[in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]]}


    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: All Shares [of the Trust] shall be redeemable[, at the] [[based on a]] redemption price determined in [the manner set out in this] [[accordance with this Section 7.1 and Article VIII of the]] Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon [[acceptance of]] the appropriately verified [written] application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective [prospectus] [[registration statement]] under the Securities Act of 1933 [[and the 1940 Act]]. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, [[in the Trust's registration statement]] regarding the redemption of Shares [in the Trust's then effective prospectus under the Securities Act of 1933.]


    [Section 7.2 - Price]. Shares shall be redeemed at [their] [[the]] net asset value [[thereof next]] determined [as set forth in Article VIII hereof as] [[after acceptance]] of such [time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the] [[request, less any applicable]] redemption [price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Article VIII hereof after receipt of such application.] [[fee or sales charge as permitted under applicable law.]]

    [Section 7.3 - Payment. Payment of the redemption price of] [[Subject to
Section 7.2 hereof, payment for said]] Shares [of any series] shall be made [[to the Shareholder]] in cash or in property [out of the assets of such series to the Shareholder of record] at such time and in [the] [[such]] manner[,] not inconsistent with the 1940 Act or other applicable [laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 7.4 hereof.] [[law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]]}

    Section 7.2[[.]] [hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.]

    [Section 7.2 -] Suspension of Right of Redemption.


    {TRUST III AND TRUST IV: The Trust may declare a suspension of the right of redemption or postpone the date of payment [or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist] [[of the redemption proceeds of any series or class as permitted under the 1940 Act]]. Such suspension shall take effect at such time as the Trust shall specify [but not later than the close of business on the business day next following the declaration of suspension], and thereafter there shall be no right of redemption or payment [on] [[of the]] redemption [[proceeds]] until the Trust shall declare the suspension at an end[, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)]. In the case of a suspension of the right of redemption, a Shareholder may either withdraw [his] [[the Shareholder's]] request for redemption or receive payment based on the net asset value existing after the termination of the suspension.}

    {GROWTH OPPORTUNITIES FUND AND TRUST X: [If, pursuant to Section 7.6 hereof, the Trustees shall] [[The Trust may]] declare a suspension of the [determination of net asset value, the rights of Shareholders (including those who shall have applied for] [[right of redemption or postpone the date of payment of the]] redemption [pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by] [[proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as]] the Trust shall [be suspended until][[specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after]] the termination of [such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.] [[the suspension.]]}

    {GOVERNMENT SECURITIES FUND, TRUST V AND TRUST VII: The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds [for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the] [[of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no]] right of redemption or [postponement of the date of] payment of the redemption proceeds [; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds] until the Trust shall declare the suspension at an end[, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)]. In the case of a suspension of the right of redemption, a Shareholder may either withdraw [his] [[the Shareholder's]] request for redemption or receive payment based on the net asset value existing after the termination of the suspension.}

    {TRUST IX: [If, pursuant to Section 7.6 hereof, the Trustees shall] [[The Trust may]] declare a suspension of the [determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.]


    [Section        - Redemption of Shares in Order to Qualify as Regulated
Investment Company; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.]

    [The holders of Shares of other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.]

    [The Trust may declare a suspension of the] right of redemption or postpone the date of payment [or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether conditions prescribed in (ii), (iii), or (iv) exist] [[of the redemption proceeds of any series or class as permitted under the 1940 Act]]. Such suspension shall take effect at such time as the Trust shall specify [but not later than the close of business on the business day next following the declaration of suspension], and thereafter there shall be no right of redemption or payment [on] [[of the]] redemption [[proceeds]] until the Trust shall declare the suspension at an end[, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)]. In the case of a suspension of the right of redemption, a Shareholder may either withdraw [his] [[the Shareholder's]] request for redemption or receive payment based on the net asset value existing after the termination of the suspension [as][[.]]}

    Section 7.3[-][[.]] Redemption of Shares; Disclosure of
Holding.


    {TRUST III, TRUST IV, TRUST V, TRUST VII, TRUST X, GROWTH OPPORTUNITIES FUND AND GOVERNMENT SECURITIES FUND: [If the] [[The]] Trustees [shall, at any time and in good faith, be of the opinion] [[may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees]] that direct or indirect ownership of Shares [or other securities of the Trust] [[of any series]] has or may become concentrated in [any Person] [[such Shareholder]] to an extent [which] [[that]] would disqualify [the Trust] [[that series]] as a regulated investment company under the Internal Revenue Code[, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect] [[of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or
(vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that]] ownership of Shares [or other securities] [[by a particular Shareholder is not in the best interests of the remaining Shareholders]] of the Trust [into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification] [[or applicable series or class]]. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 [[hereof]].


    The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code [[of 1986, as amended (or any successor statute)]], or to comply with the requirements of any other [[law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.]] [authority.]}


    {TRUST III AND TRUST VII: [Section 7.4 - Redemption in Kind. Payment for Shares deposited pursuant to Section 7.1 may, at the option of the Trustees, or such officer or officers as they may duly authorize for the purpose, in their complete discretion be made in cash, or in kind, or partially in cash and partially in kind. In case of payment in kind, the Trustees, or their delegate, shall have absolute discretion as to what security or securities shall be distributed in kind and the amount of the same, and the securities shall be valued for purposes of distribution at the figure at which they were appraised in computing the asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act shall receive cash.]}

    {TRUST IV: [Section 7.4 - Redemptions of Accounts of Less Than $500. The] Trustees [[if so requested by such law or regulation.]] [shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder will be notified that the value of his account is less than $500 and allowed thirty (30) days to make an additional investment before redemption is processed.]


    [Section 7.5 - Redemptions Pursuant to Constant Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.3.]}


    {TRUST IX: [[The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner]] provided in Section [7.4] [[7.1]] hereof.


    [[The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.]]}


    {TRUST X: [Section 7.6 - Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings,
(ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or
(iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension as provided in Section 7.4 hereof.]}


                                  ARTICLE VIII
        DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS;
                             [[REDUCTION IN SHARES]]


    {TRUST III: The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws][[laws or in a duly adopted vote of the Trustees]] such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. [[With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]}

    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: [Subject to Section 6.9 hereof, the] [[The]] Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws][[laws]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share [or] net asset value of the Shares [of any series] or net income [attributable to the Shares of any series], or the declaration and payment of dividends and distributions [on the Shares of any series], as they may deem necessary or desirable.[[ With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]}

    {GOVERNMENT SECURITIES FUND, TRUST V AND TRUST VII: The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws][[laws]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. [[With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]}

    {TRUST IV: [Section 8.1 - Net Asset Value. The value of the assets of the Trust shall be determined by appraisal of the securities owned by the Trust in the manner described in Section 8.3 hereof. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a dividend and all other items in the nature of liabilities which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the Trust shall be divided by the number of Shares outstanding at the time and quotient so obtained shall be deemed to be the net asset value of each Share. The net asset value of the Shares shall be determined once on each business day, as of the close of trading on the New York Stock Exchange. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.]


    [Section 8.2 - Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.]

    [Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.]

    [Section 8.3 - Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. The net income of the Trust shall consist of
(i) all interest income accrued on portfolio assets of the Trust, (ii) less all actual and accrued liabilities determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized or net unrealized gains and losses on the assets of the Trust. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities being valued shall be appraised on the basis of their amortized cost, or by such other method as shall be deemed to reflect their fair value. Expenses of the Trust, including the advisory and service fee, shall be accrued each day. Such net income shall be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such market is open and all the net income of the Trust so determined shall be declared as a dividend in Shares to Shareholders at the time of such determination. If, for any reason, the net income of the Trust determined at any time is a negative amount, the Trustees shall have the power, after first offsetting each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, to reduce the number of outstanding Shares of the Trust by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents that account's pro rata share of such excess negative net income. As a result of this determination and declaration as a dividend of net income, the net asset value per Share of the Trust shall remain at a constant dollar amount per Share immediately after each such determination and declaration. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expenses shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.]

    [The Trustees may discontinue or amend the practice of maintaining the net asset value per share at a constant dollar amount at any time.]

    [Section 8.4 - Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe,]

    [[The Trustees,]] in their absolute discretion, [[may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees]] such [other] bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions[[,]] as they may deem necessary or desirable. [Without limiting the generality of the foregoing, the Trustees may establish several series of Shares in accordance with Section 6.9.] [[With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]}

                                   ARTICLE IX
                       DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.


    Section 9.1[-][[.]] Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

    Section 9.2[-][[.]] Termination of Trust. (a) The Trust may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such] [[its]] Shares,(36) or [(iii)][[(ii)]] by the Trustees by written notice to the Shareholders. [[Any series of the Trust, or any class of any series, may be terminated at any time
(i) by a Majority Shareholder Vote of the holders of Shares of that series or class, or (ii) by the Trustees by written notice to the Shareholders of that series or class.]](37) Upon the termination of the Trust [[or any series of the Trust:]][:]


--------------
(36) Government Securities Fund, Trust IV, Trust V and Trust VII contained the phrase "or by such other vote as may be established by the Trustees with respect to any series of Shares" in clause (ii).

     Clause (i) already appeared in Growth Opportunities Fund.

     The deleted clause (ii) above did not appear in Trust IX and Trust X.

(37) In Growth Opportunities Fund, Trust IX and Trust X, this sentence read "Any series of the Trust may be terminated (i) by a Majority Shareholder Vote of the holders of Shares of that series or (ii) by the Trustees by written notice to the Shareholders of that series."

    [(i) ]


    [[(i) The Trust or series of]] the Trust shall carry on no business except for the purpose of winding up its affairs;


    (ii) [the] [[The]] Trustees shall proceed to wind up the affairs of the Trust [[or series of the Trust]] and all [of] the powers of the Trustees under [this] [[the]] Declaration shall continue until the affairs of the Trust [[or series of the Trust]] shall have been wound up, including the power to fulfill or discharge the contracts of the Trust [[or series of the Trust]], collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property [[or Trust Property of the series]] to one or more [persons] [[Persons]] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof;](38) and

--------------
(38) Growth Opportunities Fund, Trust IX and Trust X continued with the phrase "and any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof."

    (iii) [after] [[After]] paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property [[or Trust Property of the series]], in cash or in kind or partly in cash and partly in kind, among the Shareholders [[of the Trust or the series]] according to their respective rights.

    [[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.]]

    (b) After termination of the Trust [[or series or class]] and distribution to the Shareholders [[of the Trust or series or class]] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder [[with respect to the Trust or series or class]], and the rights and interests of all Shareholders [[of the Trust or series or class]] shall thereupon cease.(39)

--------------
(39) The italicized references to "series" in this Section 9.2 already appeared in Growth Opportunities Fund, Trust IX and Trust X.

    Section 9.3[-][[.]] Amendment Procedure. (a) [This Declaration may be amended by a Majority] [[Except as specifically provided herein, the Trustees may, without any]] Shareholder [Vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The] [[vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the]] Trustees may [also amend this Declaration][[,]] without [the vote or consent of Shareholders] [[any Shareholder vote, amend the Declaration to designate or redesignate series or classes,]] to change the name [[or principal office]] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary [[or advisable,]] to conform [this] [[the]] Declaration to the requirements of applicable [federal laws or regulations or the requirements of the regulated investment company provisions of] [[law, including the 1940 Act and]] the Internal Revenue Code [[of 1986, as amended]], but the Trustees shall not be liable for failing [so to do][[ to do so.]]


    {TRUST III: [[ Shareholders shall have the right to vote on (i) any]][(b) No] amendment [may be made under this Section 9.3 which would change any rights with respect to any Shares by reducing the amount payable thereon upon liquidation] [[that would affect their right to vote granted in Section 6.8;
(ii) any amendment to Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders]] of the Trust [or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent][[, or the written consent, without a meeting,]] of the holders of [two-thirds] [[Shares representing not less than a majority of the voting power]] of the Shares [outstanding and entitled to vote] [[of the Trust.]]}

    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: [(b) No amendment which the Trustees] [[Shareholders]] shall have [determined shall affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of Shares of the Trust generally, may be made except with the vote or consent by] [[the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require]] a Majority Shareholder Vote of [[the Shareholders]] [such series.]


    [(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation] of the Trust [or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholder Vote of Shares or series of Shares.][[, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.]]}


    {GOVERNMENT SECURITIES FUND, TRUST IV, TRUST V AND TRUST VII: [[Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 9.3(a) or (b);
(iii) any amendment]] [(b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote] as may be [established] [[required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them]] by the Trustees [with respect to any series of Shares.][[. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.]]}


    [[Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be]] entitled to vote[.] [[thereon, and no vote of Shareholders of any other series or classes shall be required.]]

    [[(b)]] Nothing contained in [this] [[the]] Declaration shall permit the amendment of [this] [[the]] Declaration to impair the exemption from personal liability of the Shareholders, [[former Shareholders,]] Trustees, [[Trustees Emeritus,]] officers, employees and agents of the Trust or to permit assessments upon Shareholders [[or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment]].

    (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [[(if applicable)]] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    [[(d)]] Notwithstanding any other provision hereof, until such time as [a Registration Statement under] [[Shares of a particular series or class are first issued]] the [Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this] Declaration may be terminated or amended in any respect [[as to that series or class, and as to any series or class in which Shares are not outstanding,]] by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 9.4[-][[.]] Merger, Consolidation and Sale of Assets.


    {TRUST III, TRUST IV, TRUST V, TRUST VII, TRUST IX, TRUST X AND GOVERNMENT SECURITIES FUND: [The Trust ][[Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for [the] [[such]] purpose by [the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing] [[a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,]] without a meeting, [consented to by] [[of]] the holders of [not less than two-thirds of such Shares;](40)[ provided, however, that if] [[Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote](41)[ shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any series or class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]}


--------------
(40) Government Securities Fund, Trust IV, Trust V and Trust VII continued with the phrase "or by such other vote as may be established by the Trustees with respect to any series of Shares."

(41) Government Securities Fund, Trust IV, Trust V, Trust VII and Trust X continued with the phrase "or by such other vote or written consent as may be established by the Trustees with respect to any series of Shares".


    {GROWTH OPPORTUNITIES FUND: [The Trust ][[Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the] [[a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a]] Majority Shareholder Vote of the [Trust, or by an instrument or instruments in writing without a meeting, consented to by the] [[particular series if the entire series is merging, consolidating or disposing of assets, or by a]] Majority Shareholder Vote of [the Trust; provided, however, that if] [[a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any]] such merger, consolidation, sale, lease or exchange [is recommended] [[shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved]] by the Trustees[, the vote or written consent of the holders of a majority of Shares outstanding shall be sufficient authorization; and any such][[. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any series or class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a]] merger, consolidation, [sale, lease] [[reorganization]] or exchange [shall deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of shareholders for any sale of assets in the ordinary course of the business of the Trust.] [[of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]}


    Section 9.5. Incorporation, [[Reorganization.]]


    {TRUST III, TRUST IV, TRUST V, TRUST VII AND GOVERNMENT SECURITIES FUND:
[[The Trustees may, without the vote or consent of Shareholders,]] [With the approval of the holders of a majority of the Shares outstanding and entitled to vote,](42) [the Trustees may] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust), unit investment trust]], partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated or belonging to a particular series or class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust), partnership, limited liability company]], association or organization in exchange for the [Shares] [[shares]] or securities thereof or otherwise, and to lend money to, subscribe for the [Shares] [[shares]] or securities of, and enter into any contracts with any such corporation, trust, partnership, [association or organization or any corporation, partnership, trust,] association or organization in which the Trust holds or is about to acquire [Shares of] [[shares or]] any other interest. The Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law[, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entitles.][[. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]]}


--------------
(42) Government Securities Fund, Trust V and Trust VII continued with the phrase "or by such other vote as may be established by the Trustees with respect to any series of Shares."

    {GROWTH OPPORTUNITIES FUND, TRUST IX AND TRUST X: [With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may] [[The Trustees may, without the vote or consent of Shareholders,]] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust)]], unit investment trust, partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated or belonging to a particular series or class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust)]], partnership, [[limited liability company,]] association or organization in exchange for the [Shares] [[shares]] or securities thereof or otherwise, and to lend money to, subscribe for the [Shares] [[shares]] or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire [Shares] [[shares]] or any other interest. [Subject to Section 9.4 hereof, the] [[The]] Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law. [Nothing contained in] [[The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to]] this Section 9.5[[. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,]] [shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.]

    [Section 9.6 - Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or] exchange [all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction] [[offers]], or any other [trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the Shares or securities thereof or otherwise.] [[method approved by the Trustees.]]}

                                  ARTICLE X
                       [REPORTS TO SHAREHOLDERS]

        [ The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.]


    {GROWTH OPPORTUNITIES FUND, GOVERNMENT SECURITIES FUND, TRUST V, TRUST IX AND TRUST X: [Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.]}


                                  [ARTICLE XI]
                                  MISCELLANEOUS


    Section [11.1 -][[10.1.]] Filing. [This] [[The]] Declaration and any [[subsequent]] amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other [[place or]] places as may be required under the laws of [[The Commonwealth of]] Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[[, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [a] [[an officer or]] Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [later] [[other]] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.


    Section [11.2 -][[10.2.]] Governing Law. [This] [[The]] Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said [State.] [[Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.]]

    [[Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]]

    Section [11.3 -][[10.4.]] Counterparts. [This] [[The]] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section [11.4 -][[10.5.]] Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust[[,]] appears to be [a] [[an officer or]] Trustee hereunder, certifying to:
[(a)][[(i)]] the number or identity of Trustees or Shareholders, [(b)][[(ii)]] the due authorization of the execution of any instrument or writing, [(c)][[(iii)]] the form of any vote passed at a meeting of Trustees or Shareholders, [ (d)][[(iv)]] the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [this] [[the]] Declaration, [(e)][[(v)]] the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or [(f)][[(vi)]] the existence of any fact or facts which in any manner [relate] [[relates]] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section [11.5 -][[10.6.]] Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [[or other]] provisions of the Internal Revenue Code [[of 1986, as amended,]] or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided[,] however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

                                                       [ANNEX A] [[APPENDIX A]]

                               [[ESTABLISHMENT AND
                       DESIGNATION OF SERIES OF SHARES OF
                 BENEFICIAL INTEREST (WITHOUT PAR VALUE)]] (43)

--------------
(43) Growth Opportunities Fund and Government Securities Fund did not contain an appendix designating series.

    [Pursuant to Section 6.9 of the Declaration, the][[ The]] Trustees of the Trust [have][[, acting pursuant to the Trust's Declaration, have previously]] established and designated [series][[the series (each, a "Fund")]] of Shares [(as defined in the Declaration), such series to have the following special and relative rights:] [[of Beneficial Interest listed below.]]

    1. The [[Funds are.]] [series are designated:     ](44)

--------------
(44) Names of funds have been deleted.

    2. Each [series] [[Fund]] shall be authorized to [invest in] [[hold]] cash, [[invest in]] securities, instruments and other property [[and use investment techniques]] as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of [such series] [[the Fund]]. Each Share of [the series] [[each Fund]] shall be redeemable[,] [[as provided in the Declaration. Subject to differences among classes, each Share of each Fund]] shall be entitled to [one] vote [or fraction thereof in respect of a fractional share] on matters on which Shares of the [series] [[Fund]] shall be entitled to vote [[as provided in Section 6.8 of the Trust's Declaration of Trust]], shall represent a [[pro rata]] beneficial interest in the assets allocated or belonging to the [series] [[Fund]], and shall be entitled to receive its [[pro rata ]]share of the net assets of the [series] [[Fund]] upon liquidation of the [series] [[Fund]], all as provided in Section 6.9 of the Declaration [[of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law]].

    3. Shareholders of each [series] [[Fund]] shall vote separately as a class on any matter to the extent required by, and any matter shall [be deemed to] have been [[deemed]] effectively acted upon with respect to the [series] [[Fund]] as provided in[[,]] Rule 18f-2, as from time to time in effect, under the [Investment Company Act of 1940, as amended,] [[1940 Act]] or any successor rule, and [by] the Declaration.

    4. The assets and liabilities of the Trust shall be allocated among [the established] [[each Fund]] and [existing] [[any]] series of the Trust [[designated in the future]] as set forth in Section 6.9 of the Declaration.

    5. Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of [any series now or hereafter created] [[each Fund]], or to otherwise change the special and relative rights of [any such establishment and designation of series.] [[each Fund.]]

    [[6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.]]

{TRUST IV:
    [6. Pursuant to Section 6.8 of the Declaration of Trust, the Shareholders of each series shall have the authority to amend, adopt or repeal the By-Laws of the Trust with respect to any matter affecting solely this series.]

    [7. Shares of each series (including shares which may have been repurchased by the Trust) may be sold from time to time for cash or other property at a price based on the net asset value thereof, determined by or on behalf of the Trustees next after the sales is made or at some later time after such sale. When an underwriting contract is in effect pursuant to Section 4.2 of Article IV of the Declaration, the time of sale shall be the time when an unconditional order is placed with the underwriter or with a dealer or other financial institution (each a "dealer") with whom the underwriter shall have a sales agreement, whichever first occurs. Such contract may provide for the sale of Shares either at a price based on the net asset value determined next after the order is placed with said underwriter or dealer or at a price based on a net asset value to be determined at some later time. No Shares need be offered to existing Shareholders before being offered to others. No Shares shall be sold by the Trust (although Shares previously contracted to be sold may be issued upon payment therefor) during any period when the determination of net asset value is suspended by declaration of the Trustees. In connection with the acquisition by merger or otherwise of all or substantially all the assets of an investment company (whether a regulated or private investment company or a personal holding company), the Trustees may issue or cause to be issued Shares of the series and accept in payment therefor such assets at not more than market value in lieu of cash, notwithstanding that the federal income tax basis to the series of any assets so acquired may be less than the market value, provided that such assets are of the character in which the Trustees are permitted to invest the funds of the series.]

    [8. The net asset value of each Share of each series outstanding shall be determined by the Trustees on each business day (which term shall be deemed to mean each day when the New York Stock Exchange is open for trading) as of the close of trading on the New York Stock Exchange. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the trustees or officers of the Trust, to the other party to any contract entered into pursuant to Section 4.1 of Article IV of the Declaration, or to the custodian or a transfer agent. The Trustees may also determine or cause to be determined the net asset value as of any particular time in addition to the closing time of each business day. Such additional or interim determination may be made either by appraisal or by calculation or estimate. Any such calculation or estimate shall be based on changes in the market value of representative or selected securities or on changes in recognized market averages since the last closing appraisal, and made in a manner which in the opinion of the Trustees will fairly reflect the changes in the net asset value. At any time when the New York Stock Exchange is closed (other than customary weekend and holiday closings), the Trustees may cause the net assets value of Shares of a series to be determined by appraising all securities at last sale prices, or at not more than the current asked nor less than the current bid prices, in the over-the-counter or other markets, and all other assets at fair value in the best judgment of the Trustees, and otherwise proceeding as above stated.]

    [9. Pursuant to the authority granted to the Trustees in Section 8.4 of the Declaration (and notwithstanding the method for calculating net asset value set forth in Section 8.3 thereof), the net asset value of the Shares of each series as of any particular time may be calculated by computing the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets of this series (i.e., the value of the assets of the series less its liabilities exclusive of capital and surplus) by the total number of Shares of the series outstanding (exclusive of treasury shares) at such time, all determined and computed as follows:]

        [A. The assets of the series shall be deemed to include (a) all cash on hand, on deposit or on call, including any interest accrued thereon, (b) all bonds, debentures, bills and notes and accounts receivable and other evidence of indebtedness, (c) all shares of stock, subscription rights, warrants, and other securities, other than its own Shares, (d) all stock and cash dividends or distributions receivable by the series which have been declared and are ex-dividend to shareholders of record at or before the time as of which the net asset value is being determined, (e) all interest accrued on any interest-bearing securities owned by the series, and (f) all other property of every kind and nature including prepaid expenses, the value of such assets to be determined as follows:]

            [(i) The value of any cash on hand, on deposit or on call, bills and notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received, shall be deemed to be the face amount thereof unless the Trustees shall have determined that any such item is not worth the face amount thereof, in which event the value thereof shall be determined in good faith by the Trustees;]

            [(ii) The value of any security which is listed or dealt in upon the New York Stock Exchange or upon the American Stock Exchange shall be determined by taking the latest sale price (or, lacking any sales not less than the closing bid price nor more than the closing asked price therefor) at the time as of which the net asset value is being determined, all as reported by any report in common use or authorized by the New York Stock Exchange or the American Stock Exchange, as the case may be; provided, however, that prices on such Exchanges need not be used to determine the value of debt securities owned by the series if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities; ]

             [(iii) The value of any security which is not listed or dealt in on either of such Exchanges shall be determined in the manner described in the next preceding subparagraph if listed or dealt in on any other Exchange;]

             [(iv) The value of any security not listed or dealt in on any Exchange and for which market quotations are readily available shall be determined by taking not less than the closing bid price nor more than the closing asked price therefor on the date as of which the net asset value is being determined; and]

            [(v) In the case of any security or other property for which no price quotations are available as above provided, the value thereof shall be determined from time to time in such manner as the Trustees shall from time to time provide by resolution.]

      [B. The liabilities of each series shall be deemed to include (a) all bills, notes and accounts payable, (b) all administrative expenses payable and/or accrued, (c) all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the Shares, declared to Shareholders of record at or before the time as of which the net asset value is being determined, (d) all reserves authorized or approved by the Trustees for taxes or contingencies and (e) all other liabilities of the series of whatsoever kind and nature except liabilities represented by outstanding Shares and capital surplus of the series.]

        [C. In addition:]
            [(i) Shares sold shall be deemed to become outstanding immediately after the close of business on the day on which the contract of sale is made, and the sale price thereof (less commission, if any, and less any stamp or other tax payable by the Trust in connection with the issuance thereof) shall thereupon be deemed an asset of the series.]

            [(ii) Shares tendered for purchase by the Trust under Section 7.1 of
        Article VII of the Declaration shall be deemed to be outstanding at the close of business on the day as of which the purchase price is determined, and thereafter they shall be deemed treasury stock and, until paid, the price thereof shall be deemed to be a liability of the series.]

            [(iii) Credits and contractual obligations payable to the series in foreign currency and liabilities and contractual obligations payable by the series in foreign currency shall be taken at the current cable rate of exchange as nearly as practicable at the time as of which the net asset value is computed.]

            [(iv) Payment of the redemption price of Shares of a series shall be made in cash or in property out of the assets of the series to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the series' then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 7.2 of the Declaration. Portfolio securities owned by the series which the Trustees or their delegate shall, pursuant to the foregoing, have selected for distribution in redemption or repurchase of Shares tendered to it pursuant to Section 7.1 of Article VII of the Declaration at any time shall be included in determining the price of such Shares, and thereafter neither such securities nor such Shares shall be included in determinations of net asset value made pursuant hereto.]

    [10. The total of distributions to Shareholders of each series paid in respect of any one fiscal year, subject to the exceptions noted below, shall, when and as declared by the Trustees be approximately equal to the sum of (A) the net income of the series, exclusive of the profits or losses realized upon the sale of securities or other property, for such fiscal year, determined in accordance with generally accepted accounting principles (which, if the Trustees so determine, may be adjusted for net amounts included as such accrued net income in the price of Shares of such series issued or repurchased), but if the net income exceeds the amount distributed by less than one cent per share outstanding at the record date for the final dividend, the excess shall be treated as distributable income of the following fiscal year; and (B) in the discretion of the Trustees, an additional amount which shall not substantially exceed the excess of profits over losses on sales of securities or other property for such fiscal year. The decision of the Trustees as to what, in accordance with generally accepted accounting principles, is income and what is principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of the series shall be charged against principal and what against income shall be final, all subject to any applicable provisions of the 1940 Act and rules, regulations and orders of the Commission promulgated thereunder. For the purposes of the foregoing limitation, distributions payable in Shares shall be valued at the amount of cash which the Shareholders would have received if they had elected to receive cash in lieu of such Shares.]

    [11. Any payment made to Shareholders which represents the excess of profit over loss on the sale of securities or other property shall be accompanied by a written statement showing the source or sources of such payment, and the basis of computation thereof.]

    [12. The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts but subject to the limitation as to cash distributions set forth above, at any time or from time to time, to declare and cause to be paid distributions payable at the election of any of the Shareholders (whether exercised before or after the declaration of the distribution) either in cash or in Shares of this series, provided that the sum of (i) the cash distribution actually paid to any Shareholder and (ii) the net asset value of the Shares which that Shareholder elects to receive, in effect at such time at or after the election as the Trustees may specify, shall not exceed the full amount of cash to which that Shareholder would be entitled if he elected to receive only cash. In the case of a distribution payable in cash or Shares at the election of a Shareholder, the Trustees may prescribe whether a Shareholder, failing to express his election before a given time shall be deemed to have elected to take Shares rather than cash, or to take cash rather than Shares, or to take Shares with cash adjustment of fractions. Anything in the Trust's By-Laws to the contrary notwithstanding, the Trustees may at any time declare and distribute pro rata among the Shareholders a "stock dividend" out of either authorized but unissued Shares of this series or treasury shares of the Trust or both].}

    [[ IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of _____, ______.]]

{[[Trustee signature lines]]}

                                                       [ANNEX B] [[APPENDIX B]]

                               [[ESTABLISHMENT AND
                            DESIGNATION OF CLASSES]]


    Pursuant to Section 6.10 of the Declaration of [of Trust], the Trustees have
divided the Shares of [[each series of ]]the Trust[,] to create [    ] [[the]]
classes of Shares, within the meaning of Section 6.10, [as follows:] [[listed below.]]

    1. The [      ] classes of Shares are designated ________ [;].(45)

--------------
(45) Names of classes have been deleted.

    2. Shares of [the] [[each]] class [shall be] [[are]] entitled to all the rights and preferences accorded to Shares under the Declaration. [[The designation of classes hereby shall not impair the power of the Trustees from time to time to designate additional classes of shares.]][;]

    3. [The purchase price of shares of the class,] [[For Shares of each class, the purchase price,]] the method of determination of the net asset value [of shares of the class], the price, [[the]] terms and manner of redemption [of shares of the class], any conversion feature [of shares of the class], [and] the relative dividend rights of holders [of shares of the class] [[thereof, and any other rights, privileges, features or qualifications, ]]shall be established by the Trustees of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the Trust or any series thereof [[relating to the applicable series, ]]as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1993, as amended.

    4. [Shares of the class shall vote together as a single class except that Shares of a class may vote separately on matters affecting only that class and Shares of a class not affected by a matter will not vote on the matter.] [[Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of Shareholders.]]

    5. A class of Shares of any series of the Trust may be terminated by the Trustees [[at any time ]]by written notice to the Shareholders of the class [[in accordance with Article IX of the Declaration.]]

    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________-day of ___________, ____________.]]

    [[{Trustee signature lines}]]

                                                                    APPENDIX B


                       FUNDAMENTAL POLICIES TO APPLY TO
                     EACH FUND UPON SHAREHOLDER APPROVAL

      A Fund may not:

        (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

        (3) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (4) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (5) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.


      Each Fund, other than the MFS High Income Fund and MFS Global Health Sciences Fund, may not:


        (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the MFS Government Money Market Fund and the MFS Money Market Fund, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.


      The MFS High Income Fund may not:


        (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.


      The MFS Global Health Sciences Fund may not:


        (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.


                                                                                                                         APPENDIX C


                                            CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                                                    PROPOSED ACTION TO BE TAKEN


(1) MFS BOND FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money in an amount in excess of 10% of its gross assets, and            Borrow Money: borrow money except to the extent
then only as a temporary measure for extraordinary or emergency purposes,          such borrowing is not prohibited by the 1940 Act
or pledge, mortgage or hypothecate an amount of its assets (taken at market        and exemptive orders granted under such Act.
value) in excess of 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts,
Forward Contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the achievement of its investment objectives, the           of an issuer in a particular industry if as a
Fund may invest up to 25% of its assets (taken at market value at the time         result 25% or more of its total assets (taken at
of each investment) in securities of issuers in any one industry;                  market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(4) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein), or mineral leases,        (excluding securities secured by real estate or
commodities or commodity contracts (except options, Futures Contracts,             interests therein and securities of companies,
Options on Futures Contracts, Forward Contracts and options on foreign             such as real estate investment trusts, which
currencies) in the ordinary course of its business. The Fund reserves the          deal in real estate or interests therein),
freedom of action to hold and to sell real estate or mineral leases,               interests in oil, gas or mineral leases,
commodities or commodity contracts (including options, Futures Contracts,          commodities or commodity contracts (excluding
Options on Futures Contracts, Forward Contracts and options on foreign             currencies and any type of option, Futures
currencies) acquired as a result of the ownership of securities. The Fund          Contracts and Forward Contracts) in the ordinary
will not purchase securities for the purpose of acquiring real estate or           course of its business. The Fund reserves the
mineral leases, commodities or commodity contracts (except options, Futures        freedom of action to hold and to sell real
Contracts, Options on Futures Contracts, Forward Contracts and options on          estate, mineral leases, commodities or commodity
foreign currencies);                                                               contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-term    Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities in accordance with its investment objectives and policies, the          granted under such Act.
lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of its total assets (taken at market             removed.
value) to be invested in the securities of such issuer, other than cash items and U.S. Government securities;
-----------------------------------------------------------------------------------------------------------------------------------
(7) purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed.
such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;
-----------------------------------------------------------------------------------------------------------------------------------
(8) invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(9) purchase securities issued by any other registered investment company          It is proposed that this fundamental policy be
except by purchase in the open market where no commission or profit to a           removed.
sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(10) invest more than 5% of its assets in companies which, including               It is proposed that this fundamental policy be
predecessors, have a record of less than three years' continuous operation;        removed.
-----------------------------------------------------------------------------------------------------------------------------------
(11) purchase or retain in its portfolio any securities issued by an issuer        It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Trust, or is an officer or Director of the
Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;
-----------------------------------------------------------------------------------------------------------------------------------


(12) purchase any securities or evidences of interest therein on margin,           Senior Securities: issue any senior securities
except to make deposits on margin in connection with options, Futures              except to the extent not prohibited by the 1940
Contracts, Options on Futures Contracts, Forward Contracts and options on          Act and exemptive orders granted under such Act.
foreign currencies, and except that the Fund may obtain such short-term            For purposes of this restriction, collateral
credit as may be necessary for the clearance of purchases and sales of             arrangements with respect to any type of swap,
securities;                                                                        option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(13) sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
-----------------------------------------------------------------------------------------------------------------------------------
(14) purchase or sell any put or call option or any combination thereof,           It is proposed that this fundamental policy be
provided, that this shall not prevent the purchase, ownership, holding or          removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies; or
-----------------------------------------------------------------------------------------------------------------------------------
(15) invest in securities which are restricted as to disposition under             It is proposed that this fundamental policy be
federal securities laws unless the Board of Trustees has determined that           removed.
such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value)
would be invested in such securities.

(2) MFS CAPITAL OPPORTUNITIES FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money in an amount in excess of 5% of its gross assets (taken at        Borrow Money: borrow money except to the extent
the lower of cost or market value), and then only as a temporary measure           such borrowing is not prohibited by the 1940 Act
for extraordinary or emergency purposes;                                           and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) pledge, mortgage or hypothecate an amount of its assets (taken at              It is proposed that this fundamental policy be
market value) in excess of 33 1/3% of its gross assets taken at the lower          removed.
of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options on securities, stock indices and foreign currencies ("Options"), Futures Contracts, Options on Futures
Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets;
-----------------------------------------------------------------------------------------------------------------------------------
(3) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the achievement of its investment objective, up to          of an issuer in a particular industry if as a
25% of its assets, at market value at the time of each investment, may be          result 25% or more of its total assets (taken at
invested in securities of issuers in any one industry;                             market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein), or mineral leases,        (excluding securities secured by real estate or
commodities or commodity contracts (except for Options, Futures Contracts,         interests therein and securities of companies,
Options on Futures Contracts and Forward Contracts) in the ordinary course         such as real estate investment trusts, which
of its business. The Fund reserves the freedom of action to hold and to            deal in real estate or interests therein),
sell real estate or mineral leases, commodities or commodity contracts             interests in oil, gas or mineral leases,
acquired as a result of the ownership of securities. The Fund will not             commodities or commodity contracts (excluding
purchase securities for the purpose of acquiring real estate or mineral            currencies and any type of option, Futures
leases, commodities or commodity contracts (except Options, Future                 Contracts and Forward Contracts) in the ordinary
Contracts, Options on Future Contracts and Forward Contracts);                     course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) make loans to other persons. For these purposes, the purchase of short-term    Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities in accordance with the Fund's investment objectives and                 granted under such Act.
policies, the lending of portfolio securities, or the investment of the
Fund's assets in repurchase agreements, shall not be considered the making of a loan;


-----------------------------------------------------------------------------------------------------------------------------------
(7) purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of its total assets (taken at market             removed.
value) to be invested in the securities of such issuer, other than U.S.
Government securities;
-----------------------------------------------------------------------------------------------------------------------------------
(8) purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed.
such issuer to be held by the Fund;
-----------------------------------------------------------------------------------------------------------------------------------
(9) invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(10) purchase securities issued by any other investment company or                 It is proposed that this fundamental policy be
investment trust except by purchase in the open market where no commission         removed.
or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;
provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(11) purchase or retain in its portfolio any securities issued by an issuer        It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Fund, or is an officer or Director of the
Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;
-----------------------------------------------------------------------------------------------------------------------------------


(12) purchase any securities or evidences of interest therein on margin,           Senior Securities: issue any senior securities
except that the Fund may obtain such short-term credit as may be necessary         except to the extent not prohibited by the 1940
for the clearance of purchases and sales of securities and except that the         Act and exemptive orders granted under such Act.
Fund may make margin deposits in connection with Options, Futures                  For purposes of this restriction, collateral
Contracts, Options on Futures Contracts and Forward Contracts;                     arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(13) sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
-----------------------------------------------------------------------------------------------------------------------------------
(14) purchase or sell any put or call option or any combination thereof,           It is proposed that this fundamental policy be
provided, that this shall not prevent the purchase, ownership, holding or          removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, foreign currencies, indexes of securities and Futures Contracts; or
-----------------------------------------------------------------------------------------------------------------------------------
(15) invest in securities which are subject to legal or contractual                It is proposed that this fundamental policy be
restrictions on resale, or for which there is no readily available market          removed.
(e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities or such repurchase agreements.

(3) MFS EMERGING MARKETS DEBT FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as each           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended, (the "1940 Act"); for purposes of this            except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contacts, Options, Options on Indices and            For purposes of this restriction, collateral
Options on Foreign Currencies), short sale, Forward Contracts, Futures             arrangements with respect to any type of swap,
Contracts, any other type of futures contract, and collateral arrangements         option, Forward Contracts and Futures Contracts
with respect to initial and variation margin, are not deemed to be the             and collateral arrangements with respect to
issuance of a senior security;                                                     initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to other persons; for these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
Each Fund reserves the freedom of action to hold and to sell real estate,          currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its gross assets would be invested in securities          of an issuer in a particular industry if as a
of issuers whose principal business activities are in the same industry            result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(4) MFS EMERGING MARKETS EQUITY FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its assets including amounts            Borrow Money: borrow money except to the extent
borrowed;                                                                          such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
The Fund reserves the freedom of action to hold and to sell real estate,           currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contacts, Options, Options on Stock Indices          For purposes of this restriction, collateral
and Options on Foreign Currencies), any type of swap agreement, Forward            arrangements with respect to any type of swap,
Contracts, Futures Contracts, any other type of futures contract, and              option, Forward Contracts and Futures Contracts
collateral arrangements with respect to initial and variation margin, are          and collateral arrangements with respect to
not deemed to be the issuance of a senior security;                                initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its assets would be invested in securities of             of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(5) MFS  EMERGING  OPPORTUNITIES  FUND, MFS LARGE CAP VALUE FUND, AND MFS HIGH QUALITY BOND FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts from banks in excess of 33 1/3% of its total assets,            Borrow Money: borrow money except to the extent
including amounts borrowed;                                                        such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as each           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933, as amended (the "1933 Act"), in selling a portfolio security;                portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding currencies and any           such as real estate investment trusts, which
type of option, Futures Contracts and Forward Contracts) in the ordinary           deal in real estate or interests therein),
course of its business. Each Fund reserves the freedom of action to hold           interests in oil, gas or mineral leases,
and to sell real estate, mineral leases, commodities or commodity contracts        commodities or commodity contracts (excluding
(including currencies and any type of option, Futures Contracts and Forward        currencies and any type of option, Futures
Contracts) acquired as a result of the ownership of securities;                    Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the 1940 Act. For           Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any          except to the extent not prohibited by the 1940
type of swap, option, Forward Contracts, and Futures Contracts, and                Act and exemptive orders granted under such Act.
collateral arrangements with respect to initial and variation margin, are          For purposes of this restriction, collateral
not deemed to be the issuance of a senior security;                                arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreement, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are the same industry (except          result 25% or more of its total assets (taken at
there is no limitation with respect to obligations issued or guaranteed by         market value at the time of purchase) would be
the U.S. Government or its agencies and instrumentalities and repurchase           invested in securities of issuers whose
agreements collateralized by such obligations).                                    principal business activities are in the same
                                                                                   industry.


(6) MFS EUROPEAN EQUITY FUND, MFS INCOME FUND AND MFS HIGH YIELD FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts from banks in excess of 33 1/3% of its total assets             Borrow Money: borrow money except to the extent
including amounts borrowed;                                                        such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as each           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding currencies and any           such as real estate investment trusts, which
type of option, Futures Contracts, and Forward Contracts) in the ordinary          deal in real estate or interests therein),
course of its business. Each Fund reserves the freedom of action to hold           interests in oil, gas or mineral leases,
and to sell real estate, mineral leases, commodities or commodity contracts        commodities or commodity contracts (excluding
(including currencies and any type of Options, Futures Contracts, and              currencies and any type of option, Futures
Forward Contracts) acquired as a result of the ownership of securities;            Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the 1940 Act. For           Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any          except to the extent not prohibited by the 1940
type of swap option, Forward Contracts, and Futures Contracts, any other           Act and exemptive orders granted under such Act.
type of futures contract, and collateral arrangements with respect to              For purposes of this restriction, collateral
initial and variation margin, are not deemed to be the issuance of a senior        arrangements with respect to any type of swap,
security;                                                                          option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its total assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except there is no limitation with respect to obligations issued or               market value at the time of purchase) would be
guaranteed by the U.S. Government or its agencies and instrumentalities and        invested in securities of issuers whose
repurchase agreements collateralized by such obligations).                         principal business activities are in the same
                                                                                   industry.


-----------------------------------------------------------------------------------------------------------------------------------
(7) with respect to 75% of its total assets, (i) purchase more than 10% of         It is proposed that this fundamental policy be
the outstanding voting securities of any one issuer; or (ii) purchase              removed.
securities of any issuer if, as a result more than 5% of the Fund's total assets won't be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government or its agencies or instrumentalities.

(7) MFS FUNDAMENTAL GROWTH FUND, MFS GEMINI LARGE CAP U.S. FUND, MFS GEMINI U.K. FUND AND MFS MULTI CAP GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money except to the extent such borrowing is not prohibited by          Borrow Money: borrow money except to the extent
the 1940 Act and exemptive orders granted under such Act;                          such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons, except that all or any          Underwrite Securities: underwrite securities
portion of the assets of the Fund may be invested in one or more investment        issued by other persons, except that all or any
companies, to the extent not prohibited by the 1940 Act and exemptive              portion of the assets of the Fund may be
orders granted under such Act, and except insofar as the Fund may                  invested in one or more investment companies, to
technically be deemed an underwriter under the Securities Act of 1933, as          the extent not prohibited by the 1940 Act and
amended, in selling a portfolio security;                                          exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except to the extent not prohibited by the         Senior Securities: issue any senior securities
1940 Act and exemptive orders granted under such Act; for purposes of this         except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of swap,             Act and exemptive orders granted under such Act.
option, Forward Contracts and Futures Contracts and collateral arrangements        For purposes of this restriction, collateral
with respect to initial and variation margin are not deemed to be the              arrangements with respect to any type of swap,
issuance of a senior security;                                                     option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to the extent prohibited by the 1940 Act;                           Make Loans: make loans except to the extent not
                                                                                   prohibited by the 1940 Act and exemptive orders
                                                                                   granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (excluding securities secured by real             Real Estate, Oil and Gas, Mineral Interests,
estate or interest therein and securities of companies, such as real estate        Commodities: purchase or sell real estate
investment trusts, which deal in real estate or interests therein),                (excluding securities secured by real estate or
interests in oil, gas or mineral leases, commodities or commodity contracts        interests therein and securities of companies,
(excluding currencies and any type of option, Futures Contracts and Forward        such as real estate investment trusts, which
Contracts) in the ordinary course of its business; the Fund reserves the           deal in real estate or interests therein),
freedom of action to hold and to sell real estate, mineral leases,                 interests in oil, gas or mineral leases,
commodities or commodity contracts (including currencies and any type of           commodities or commodity contracts (excluding
option, Futures Contracts and Forward Contracts) acquired as a result of           currencies and any type of option, Futures
the ownership securities;                                                          Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its total assets (taken at a market value at the            of an issuer in a particular industry if as a
time of purchase) would be invested in securities of issuers whose                 result 25% or more of its total assets (taken at
principal business activities are in the same industry.                            market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.


(8) MFS GLOBAL CONSERVATIVE EQUITY FUND, MFS INTERNATIONAL ADR FUND AND MFS INTERNATIONAL CORE EQUITY FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money except to the extent such borrowing is not prohibited by          Borrow Money: borrow money except to the extent
the 1940 Act and exemptive orders granted under such Act;                          such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons, except that all or any          Underwrite Securities: underwrite securities
portion of the assets of the Fund may be invested in one or more investment        issued by other persons, except that all or any
companies, to the extent not prohibited by the 1940 Act and exemptive              portion of the assets of the Fund may be
orders granted under such Act, and except insofar as the Fund may                  invested in one or more investment companies, to
technically be deemed an underwriter under the Securities Act of 1933, as          the extent not prohibited by the 1940 Act and
amended, in selling a portfolio security;                                          exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except to the extent not prohibited by the         Senior Securities: issue any senior securities
1940 Act and exemptive orders granted under such Act; for purposes of this         except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of swap,             Act and exemptive orders granted under such Act.
option, Forward Contracts and Futures Contracts and collateral arrangements        For purposes of this restriction, collateral
with respect to initial and variation margin are not deemed to be the              arrangements with respect to any type of swap,
issuance of a senior security;                                                     option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to the extent prohibited by the 1940 Act;                           Make Loans: make loans except to the extent not
                                                                                   prohibited by the 1940 Act and exemptive orders
                                                                                   granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (excluding securities secured by real             Real Estate, Oil and Gas, Mineral Interests,
estate or interest therein and securities of companies, such as real estate        Commodities: purchase or sell real estate
investment trusts, which deal in real estate or interests therein),                (excluding securities secured by real estate or
interests in oil, gas or mineral leases, commodities or commodity contracts        interests therein and securities of companies,
(excluding currencies and any type of option, Futures Contracts and Forward        such as real estate investment trusts, which
Contracts) in the ordinary course of its business; the Fund reserves the           deal in real estate or interests therein),
freedom of action to hold and to sell real estate, mineral leases,                 interests in oil, gas or mineral leases,
commodities or commodity contracts (including currencies and any type of           commodities or commodity contracts (excluding
option, Futures Contracts and Forward Contracts) acquired as a result of           currencies and any type of option, Futures
the ownership securities;                                                          Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its total assets (taken at a market value at the            of an issuer in a particular industry if as a
time of purchase) would be invested in securities of issuers whose                 result 25% or more of its total assets (taken at
principal business activities are in the same industry.                            market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.


(9) MFS GLOBAL HEALTH SCIENCES FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money except to the extent such borrowing is not prohibited by          Borrow Money: borrow money except to the extent
the 1940 Act and exemptive orders granted under such Act;                          such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons, except that all or any          Underwrite Securities: underwrite securities
portion of the assets of the Fund may be invested in one or more investment        issued by other persons, except that all or any
companies, to the extent not prohibited by the 1940 Act and exemptive              portion of the assets of the Fund may be
orders granted under such Act, and except insofar as the Fund may                  invested in one or more investment companies, to
technically be deemed an underwriter under the Securities Act of 1933, as          the extent not prohibited by the 1940 Act and
amended, in selling a portfolio security;                                          exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except to the extent not prohibited by the         Senior Securities: issue any senior securities
1940 Act and exemptive orders granted under such Act; for purposes of this         except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of swap,             Act and exemptive orders granted under such Act.
option, Forward Contracts and Futures Contracts and collateral arrangements        For purposes of this restriction, collateral
with respect to initial and variation margin are not deemed to be the              arrangements with respect to any type of swap,
issuance of a senior security;                                                     option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to the extent prohibited by the 1940 Act;                           Make Loans: make loans except to the extent not
                                                                                   prohibited by the 1940 Act and exemptive orders
                                                                                   granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (excluding securities secured by real             Real Estate, Oil and Gas, Mineral Interests,
estate or interest therein and securities of companies, such as real estate        Commodities: purchase or sell real estate
investment trusts, which deal in real estate or interests therein),                (excluding securities secured by real estate or
interests in oil, gas or mineral leases, commodities or commodity contracts        interests therein and securities of companies,
(excluding currencies and any type of option, Futures Contracts and Forward        such as real estate investment trusts, which
Contracts) in the ordinary course of its business; the Fund reserves the           deal in real estate or interests therein),
freedom of action to hold and to sell real estate, mineral leases,                 interests in oil, gas or mineral leases,
commodities or commodity contracts (including currencies and any type of           commodities or commodity contracts (excluding
option, Futures Contracts and Forward Contracts) acquired as a result of           currencies and any type of option, Futures
the ownership securities;                                                          Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its total assets (taken at a market value at the            of an issuer in a particular industry if as a
time of purchase) would be invested in securities of issuers whose                 result 25% or more of its total assets (taken at
principal business activities are in the same industry except that the Fund        market value at the time of purchase) would be
will invest 25% or more of its assets in companies engaged in the health           invested in securities of issuers whose
sciences industries.                                                               principal business activities are in the same
                                                                                   industry, except that the Fund will invest 25%
                                                                                   or more of its assets in companies engaged in
                                                                                   the health sciences industries.


(10) MFS GOVERNMENT MONEY MARKET FUND AND MFS MONEY MARKET FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow money or pledge, mortgage or hypothecate its assets, except as a        Borrow Money: borrow money except to the extent
temporary measure in an amount not to exceed one-third of its total assets         such borrowing is not prohibited by the 1940 Act
(taken at current value) to facilitate redemptions (a loan limitation in           and exemptive orders granted under such Act.
excess of 5% is generally associated with a leveraged fund, but, since neither Fund anticipates paying interest on borrowed money at rates comparable to its yield, neither Fund has any intention of attempting to increase its net income by means of borrowing. Each Fund will borrow money only to accommodate requests for the repurchase of its shares while effecting an orderly liquidation of portfolio securities); and except that either Fund may enter into repurchase agreements (see description above);
-----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase voting securities of any issuer or purchase the securities of         Industry Concentration: purchase any securities
any issuer if, as a result thereof, more than 25% of that Fund's total             of an issuer in a particular industry if as a
assets (taken at current value) would be concentrated in any one industry;         result 25% or more of its total assets (taken at
provided, however, that (a) there is no limitation in respect to                   market value at the time of purchase) would be
investments in obligations issued or guaranteed by the U.S. Government or          invested in securities of issuers whose
its agencies or instrumentalities, and (b) each Fund may invest up to 75%          principal business activities are in the same
of its assets in all finance companies as a group, all banks and bank              industry. For the MFS Government Money Market
holding companies as a group and all utility companies as a group when in          Fund and the MFS Money Market Fund, this
the opinion of management yield differentials and money market conditions          restriction shall not apply to securities or
suggest and when cash is available for such investment and instruments are         obligations issued or guaranteed by banks or
available for purchase which fulfill the Fund's objective in terms of              bank holding companies, finance companies, or
quality and marketability;                                                         utility companies.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or retain real estate (including limited partnership interests        Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies which deal in real estate or                 Commodities: purchase or sell real estate
interests therein), mineral leases, commodities or commodity contracts;            (excluding securities secured by real estate or
                                                                                   interests therein and securities of companies,
                                                                                   such as real estate investment trusts, which
                                                                                   deal in real estate or interests therein),
                                                                                   interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except by the purchase of obligations in           Make Loans: make loans except to the extent not
which that Fund is authorized to invest and by entering into repurchase            prohibited by the 1940 Act and exemptive orders
agreements (see description above); not more than 10% of the total assets          granted under such Act.
of either Fund (taken at current value) will be subject to repurchase agreements maturing in more than seven days;
-----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of that Fund's total assets (taken at            removed.
current value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
-----------------------------------------------------------------------------------------------------------------------------------
(7) Purchase securities of any issuer (other than securities issued or             It is proposed that this fundamental policy be
guaranteed by the U.S. Government or its agencies or instrumentalities) if         removed.
such purchase, at the time thereof would cause that Fund to hold more than
10% of any class of securities of such issuer; for this purpose all debt obligations of an issuer maturing in less than one year shall be deemed a single class;
-----------------------------------------------------------------------------------------------------------------------------------
(8) Invest in companies for the purpose of exercising control or                   It is proposed that this fundamental policy be
management;                                                                        removed.
-----------------------------------------------------------------------------------------------------------------------------------
(9) Purchase securities issued by any registered investment company except         It is proposed that this fundamental policy be
by purchase in the open market where no commission or profit to a sponsor          removed.
or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that neither Fund will purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of that Fund (taken at current value) to be invested in the securities of such issuers; and provided further, that neither Fund will purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(10) Purchase any securities on margin, except that either Fund may obtain         Senior Securities: issue any senior securities
such credits as may be necessary for the clearance of purchases and sales          except to the extent not prohibited by the 1940
of securities;                                                                     Act and exemptive orders granted under such Act.
                                                                                   For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(11) Make short sales of securities;                                               It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(12) Purchase or retain securities of any issuer any of whose officers,            It is proposed that this fundamental policy be
directors, or security-holders is a Trustee or officer of the Trust, or is         removed.
an officer or Director of the Adviser, if or so long as one or more of such persons owns beneficially more than 1/2 of 1% of any class of securities, taken at market value, of such issuer, and such persons owning more than
1/2 of 1% of such securities together own beneficially more than 5% of any class of securities, taken at market value;
-----------------------------------------------------------------------------------------------------------------------------------
(13) Write, purchase or sell any put or call option;                               It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(14) Invest more than 5% of its total assets (taken at current value) in           It is proposed that this fundamental policy be
companies which, including predecessors, have a record of less than three          removed.
years' continuous operation;
-----------------------------------------------------------------------------------------------------------------------------------
(15) Invest in securities which are restricted as to disposition under             It is proposed that this fundamental policy be
federal securities laws, or securities with other legal or contractual             removed.
restrictions on resale, except for repurchase agreements.


(11) MFS GOVERNMENT MORTGAGE FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money or pledge its assets except as a temporary measure for            Borrow Money: borrow money except to the extent
extraordinary or emergency purposes (the Fund intends to borrow money only         such borrowing is not prohibited by the 1940 Act
from banks and only to accommodate requests for the repurchase of shares of        and exemptive orders granted under such Act.
the Fund while effecting an orderly liquidation of portfolio securities)
(for the purpose of this restriction, collateral arrangements with respect to options, Futures Contacts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on margin, except        Senior Securities: issue any senior securities
that the Fund may obtain such short-term credit as may be necessary for the        except to the extent not prohibited by the 1940
clearance of purchases and sales of securities and except that the Fund may        Act and exemptive orders granted under such Act.
make deposits on margin in connection with Futures Contract and related            For purposes of this restriction, collateral
options;                                                                           arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(3) write, purchase or sell any put or call option or any combination              It is proposed that this fundamental policy be
thereof, provided that this shall not prevent the writing, purchasing and          removed.
selling of puts, calls or combinations thereof with respect to Government securities and with respect to Futures Contracts or the purchase, ownership, holding or sale of contracts for the future delivery of fixed-
income securities;
-----------------------------------------------------------------------------------------------------------------------------------


(4) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell commodities or commodity contracts, except that the           Real Estate, Oil and Gas, Mineral Interests,
Fund may purchase and sell Futures Contracts and related options;                  Commodities: purchase or sell real estate
                                                                                   (excluding securities secured by real estate or
                                                                                   interests therein and securities of companies,
                                                                                   such as real estate investment trusts, which
                                                                                   deal in real estate or interests therein),
                                                                                   interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.


-----------------------------------------------------------------------------------------------------------------------------------
(6) make short sales of securities or maintain a short position, unless at         It is proposed that this fundamental policy be
all times when a short position is open it owns an equal amount of such            removed.
securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10%
of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options);
-----------------------------------------------------------------------------------------------------------------------------------


(7) make loans to other persons except through the lending of its portfolio        Make Loans: make loans except to the extent not
securities not in excess of 30% of its total assets (taken at market value)        prohibited by the 1940 Act and exemptive orders
and except through the use of repurchase agreements and provided that not          granted under such Act.
more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days (for these purposes the purchase of all or a portion of an issue of debt securities in accordance with the Fund's investment objectives and policies shall not be considered the making of a loan);


-----------------------------------------------------------------------------------------------------------------------------------
(8) knowingly invest in securities which are restricted securities under           It is proposed that this fundamental policy be
the Securities Act of 1933 if, as a result thereof, more than 10% of the           removed.
Fund's total assets (taken at market value) would be so invested;
-----------------------------------------------------------------------------------------------------------------------------------
(9) purchase securities of any issuer if such purchase at the time thereof         It is proposed that this fundamental policy be
would cause more than 10% of the voting securities of such issuer to be            removed.
held by the Fund;
-----------------------------------------------------------------------------------------------------------------------------------
(10) purchase securities of any issuer if such purchase at the time thereof        It is proposed that this fundamental policy be
would cause more than 5% of the Fund's assets (taken at market value) to be        removed.
invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States);
-----------------------------------------------------------------------------------------------------------------------------------


(11) issue any senior security (as that term is defined in the Investment          Senior Securities: issue any senior securities
Company Act of 1940, as amended "the 1940 Act"), if such issuance is               except to the extent not prohibited by the 1940
specifically prohibited by the 1940 Act or the rules and regulations               Act and exemptive orders granted under such Act.
promulgated thereunder (for the purposes of this restriction, collateral           For purposes of this restriction, collateral
arrangements with respect to options, Futures Contracts and options on             arrangements with respect to any type of swap,
futures contracts and collateral arrangements with respect to initial and          option, Forward Contracts and Futures Contracts
variation margin are not deemed to be the issuance of a senior security);          and collateral arrangements with respect to
or                                                                                 initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(12) invest in any security other than Government securities and related           It is proposed that this fundamental policy be
options, futures, options on futures and repurchase agreements.                    changed to the following non-fundamental policy:
                                                                                   The Fund may not invest in any security other
                                                                                   than (i) Government securities and related
                                                                                   options, futures, options on futures and
                                                                                   repurchase agreements, and (ii) securities of
                                                                                   other investment companies, to the extent not
                                                                                   prohibited by the 1940 Act, and exemptive orders
                                                                                   granted under such Act, all of whose assets will
                                                                                   be invested in Government securities and related
                                                                                   options, futures, options on futures and
                                                                                   repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                   It is proposed that this fundamental policy be
                                                                                   added:
                                                                                   Industry Concentration: purchase any securities
                                                                                   of an issuer in a particular industry if as a
                                                                                   result 25% or more of its total assets (taken at
                                                                                   market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.


(12) MFS GOVERNMENT SECURITIES FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its        Borrow Money: borrow money except to the extent
assets, and then only as a temporary measure for extraordinary or emergency        such borrowing is not prohibited by the 1940 Act
purposes (the Fund intends to borrow money only from banks and only to             and exemptive orders granted under such Act.
accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);
-----------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on margin, except        Senior Securities: issue any senior securities
that the Fund may obtain such short-term credit as may be necessary for the        except to the extent not prohibited by the 1940
clearance of purchases and sales of securities and except that the Fund may        Act and exemptive orders granted under such Act.
make deposits on margin in connection with interest rate futures contracts;        For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell any put or call option or any combination thereof,            It is proposed that this fundamental policy be
provided that this shall not prevent the purchase, ownership, holding or           removed.
sale of contracts for the future delivery of fixed income securities;
-----------------------------------------------------------------------------------------------------------------------------------
(4) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities in accordance with its investment objectives and                granted under such Act.
policies, the lending of portfolio securities, or the investment of the
Fund's assets in repurchase agreements, shall not be considered the making of a loan;


-----------------------------------------------------------------------------------------------------------------------------------
(6) knowingly invest in securities which are subject to legal or                   It is proposed that this fundamental policy be
contractual restrictions on resale (other than repurchase agreements) if,          removed.
as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested;
-----------------------------------------------------------------------------------------------------------------------------------


(7) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interest therein),              Commodities: purchase or sell real estate
interests in oil, gas or mineral leases, commodities or commodity contracts        (excluding securities secured by real estate or
(except contracts for the future acquisition or delivery of fixed income           interests therein and securities of companies,
securities) in the ordinary course of the Fund's business (the Fund                such as real estate investment trusts, which
reserves the freedom of action to hold and to sell real estate acquired as         deal in real estate or interests therein),
a result of the ownership of securities);                                          interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.


-----------------------------------------------------------------------------------------------------------------------------------
(8) purchase securities of any issuer if such purchase at the time thereof         It is proposed that this fundamental policy be
would cause more than 10% of the voting securities of such issuer to be            removed.
held by the Fund;
-----------------------------------------------------------------------------------------------------------------------------------
(9) sell any security which it does not own unless by virtue of its                It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
-----------------------------------------------------------------------------------------------------------------------------------
(10) purchase securities of any issuer if such purchase at the time thereof        It is proposed that this fundamental policy be
would cause more than 5% of the Fund's assets (taken at market value) to be        removed.
invested in the securities of such issuer (other than securities of obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States);
or
-----------------------------------------------------------------------------------------------------------------------------------


(11) issue any senior security (as that term is defined in the Investment          Senior Securities: issue any senior securities
Company Act of 1940 (the "1940 Act")), if such issuance is specifically            except to the extent not prohibited by the 1940
prohibited by the 1940 Act or the rules and regulations promulgated                Act and exemptive orders granted under such Act.
thereunder.                                                                        For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   It is proposed that this fundamental policy be
                                                                                   added:
                                                                                   Industry Concentration: purchase any securities
                                                                                   of an issuer in a particular industry if as a
                                                                                   result 25% or more of its total assets (taken at
                                                                                   market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.


(13) MFS GROWTH OPPORTUNITIES FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money in an amount in excess of 5% of its gross assets, and then        Borrow Money: borrow money except to the extent
only as a temporary measure for extraordinary or emergency purposes, or            such borrowing is not prohibited by the 1940 Act
pledge, mortgage or hypothecate an amount of its assets (taken at market           and exemptive orders granted under such Act.
value) in excess of 15% of its gross assets, in each case taken at the lower of cost or market value (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts and Forward Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the attainment of its investment objective, the Fund        of an issuer in a particular industry if as a
may invest up to 25% of its assets (taken at market value at the time of           result 25% or more of its total assets (taken at
each investment) in securities of issuers in any one industry;                     market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(4) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein), or mineral leases,        (excluding securities secured by real estate or
commodities or commodity contracts (except for Futures Contracts, Options          interests therein and securities of companies,
on Futures Contracts and Forward Contracts) in the ordinary course of its          such as real estate investment trusts, which
business. The Fund reserves the freedom of action to hold and to sell real         deal in real estate or interests therein),
estate or mineral leases, commodities or commodity contracts acquired as a         interests in oil, gas or mineral leases,
result of the ownership of securities. The Fund will not purchase                  commodities or commodity contracts (excluding
securities for the purpose of acquiring real estate or mineral leases,             currencies and any type of option, Futures
commodities or commodity contracts (except for Futures Contracts, Options          Contracts and Forward Contracts) in the ordinary
on Futures Contracts and Forward Contracts);                                       course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities in accordance with its investment objectives and policies, the          granted under such Act.
lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;


-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of its total assets (taken at market             removed.
value) to be invested in the securities of such issuer, other than U.S.
Government securities;
-----------------------------------------------------------------------------------------------------------------------------------
(7) purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed.
such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;
-----------------------------------------------------------------------------------------------------------------------------------
(8) invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(9) purchase securities issued by any other registered investment company          It is proposed that this fundamental policy be
or registered investment trust except by purchase in the open market where         removed.
no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(10) invest more than 5% of its assets in companies which, including               It is proposed that this fundamental policy be
predecessors, have a record of less than three years' continuous operation;        removed.
-----------------------------------------------------------------------------------------------------------------------------------
(11) purchase or retain in its portfolio any securities issued by an issuer        It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Fund, or is an officer or Director of the
Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;
-----------------------------------------------------------------------------------------------------------------------------------


(12) purchase any securities or evidences of interest therein on margin,           Senior Securities: issue any senior securities
except that the Fund may obtain such short-term credit as may be necessary         except to the extent not prohibited by the 1940
for the clearance of purchases and sales of securities and except that the         Act and exemptive orders granted under such Act.
Fund may make deposits on margin in connection with options, Futures               For purposes of this restriction, collateral
Contracts, Options on Futures Contracts and Forward Contracts;                     arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(13) sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
---------------------------------------------------------------------------------------------------------------------------------
(14) purchase or sell any put or call option or any combination thereof,           It is proposed that this fundamental policy be
provided, that this shall not prevent the purchase, ownership, holding or          removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, indexes of securities and Futures Contracts; or
-----------------------------------------------------------------------------------------------------------------------------------

(15) invest in securities which are subject to legal or contractual                It is proposed that this fundamental policy be
restrictions on resale, or for which there is no readily available market          removed.
(e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

(14) MFS HIGH INCOME FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 10% of its gross assets, and then only as a        Borrow Money: borrow money except to the extent
temporary measure for extraordinary or emergency purposes, or pledge,              such borrowing is not prohibited by the 1940 Act
mortgage or hypothecate its assets taken at market value to an extent              and exemptive orders granted under such Act.
greater than 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options on fixed income securities, Futures Contracts, Options on Futures
Contracts, Forward Contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Invest more than 25% of the market value of its total assets in                Industry Concentration: purchase any securities
securities of issuers in any one industry, except that up to 40% of the            of an issuer in a particular industry if as a
Fund's total assets, taken at market value, may be invested in each of the         result 25% or more of its total assets (taken at
electric utility and telephone industries;                                         market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry, except that the Fund may invest up to
                                                                                   40% of the value of its assets in each of the
                                                                                   electric utility and telephone industries.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein),             Commodities: purchase or sell real estate
interests in oil, gas or mineral leases, commodities or commodity contracts        (excluding securities secured by real estate or
(except Futures Contracts, Options on Futures Contracts, Forward Contracts         interests therein and securities of companies,
and options on foreign currencies) in the ordinary course of the business          such as real estate investment trusts, which
of the Fund. The Fund reserves the freedom of action to hold and to sell           deal in real estate or interests therein),
real estate acquired as a result of the ownership of securities;                   interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except through the lending of its portfolio        Make Loans: make loans except to the extent not
securities in accordance with, and to the extent permitted by, its                 prohibited by the 1940 Act and exemptive orders
investment objective and policies and except through repurchase agreements.        granted under such Act.
Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or of all or a portion of a private or public issue of debt securities shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of the total assets of the Fund taken at         removed.
market value to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and provided further that up to 25% of the total assets of the Fund may be invested in securities issued or guaranteed by any foreign government, its agencies or instrumentalities;
-----------------------------------------------------------------------------------------------------------------------------------
(7) Purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed.
such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;
-----------------------------------------------------------------------------------------------------------------------------------
(8) Invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(9) Purchase securities issued by any registered investment company except         It is proposed that this fundamental policy be
by purchase in the open market where no commission or profit to a sponsor          removed.
or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment companies if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuers; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(10) Invest more than 5% of its assets in companies which, including               It is proposed that this fundamental policy be
predecessors, have a record of less than three years' continuous operation;        removed.
-----------------------------------------------------------------------------------------------------------------------------------
(11) Purchase or retain in its portfolio any securities issued by an issuer        It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Fund, or is a partner, officer, director or trustee of the investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than
1/2 of 1% of such shares or securities together own beneficially more than
5% of such shares or securities, or both, all taken at market value;
-----------------------------------------------------------------------------------------------------------------------------------
(12) Purchase any securities or evidences of interest therein on margin            Senior Securities: issue any senior securities
except to make deposits on margin in connection with options on fixed              except to the extent not prohibited by the 1940
income securities, Futures Contract, Options on Futures Contracts, Forward         Act and exemptive orders granted under such Act.
Contracts and options on foreign currencies, and, except that the Fund may         For purposes of this restriction, collateral
obtain such short-term credit as may be necessary for the clearance of             arrangements with respect to any type of swap,
purchases and sales of securities and provided that this shall not prevent         option, Forward Contracts and Futures Contracts
the purchase, ownership, holding or sale of contracts for the future               and collateral arrangements with respect to
acquisition or delivery of fixed income securities;                                initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(13) Sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities it has at the time of sale a right to obtain         removed.
securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.
-----------------------------------------------------------------------------------------------------------------------------------
(14) Purchase or sell any put or call options or any combination thereof,          It is proposed that this fundamental policy be
provided that this shall not prevent the purchase, ownership, holding or           removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.


(15) MFS HIGH YIELD OPPORTUNITIES FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts from banks in excess of 33 1/3% of its total assets,            Borrow Money: borrow money except to the extent
including amounts borrowed;                                                        such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding options, Options on          such as real estate investment trusts, which
Futures Contracts, options on Stock Indices, options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
The Fund reserves the freedom of action to hold and to sell real estate,           currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, options on stock indices, Options on foreign         course of its business. The Fund reserves the
currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contacts, options, options on stock indices          For purposes of this restriction, collateral
and options on foreign currencies), Forward Contracts, Futures Contracts,          arrangements with respect to any type of swap,
any other type of futures contract, and collateral arrangements with               option, Forward Contracts and Futures Contracts
respect to initial and variation margin, are not deemed to be the issuance         and collateral arrangements with respect to
of a senior security;                                                              initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(16) MFS INTERNATIONAL GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
The Fund reserves the freedom of action to hold and to sell real estate,           currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contacts, Options, Options on Stock Indices          For purposes of this restriction, collateral
and Options on Foreign Currencies), any type of swap agreement, Forward            arrangements with respect to any type of swap,
Contracts, Futures Contracts, any other type of futures contract, and              option, Forward Contracts and Futures Contracts
collateral arrangements with respect to initial and variation margin are           and collateral arrangements with respect to
not deemed to be the issuance of a senior security;                                initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its assets would be invested in securities of             of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(17) MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts from banks in excess of 33 1/3% of its total assets,            Borrow Money: borrow money except to the extent
including amounts borrowed;                                                        such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as each           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933, as amended (the "1933 Act"), in selling a portfolio security;                portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding currencies and any           such as real estate investment trusts, which
type of option, Futures Contracts, and Forward Contracts) in the ordinary          deal in real estate or interests therein),
course of its business. Each Fund reserves the freedom of action to hold           interests in oil, gas or mineral leases,
and to sell real estate, mineral leases, commodities or commodity contracts        commodities or commodity contracts (excluding
(including currencies and any type of option, Futures Contracts and Forward        currencies and any type of option, Futures
Contracts) acquired as a result of the ownership of securities;                    Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of swap,             Act and exemptive orders granted under such Act.
option, Forward Contracts and Futures Contracts and collateral arrangements        For purposes of this restriction, collateral
with respect to initial and variation margin are not deemed to be the              arrangements with respect to any type of swap,
issuance of a senior security;                                                     option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except there is no limitation with respect to obligations issued or               market value at the time of purchase) would be
guaranteed by the U.S. Government or its agencies and instrumentalities and        invested in securities of issuers whose
repurchase agreements collateralized by such obligations).                         principal business activities are in the same
                                                                                   industry.


(18) MFS INTERNATIONAL INVESTORS TRUST

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its assets including amounts            Borrow Money: borrow money except to the extent
borrowed;                                                                          such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
The Fund reserves the freedom of action to hold and sell real estate,              currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract, and Forward Contracts) acquired as a result of the               estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended. For purposes of this restriction,                 except to the extent not prohibited by the 1940
collateral arrangements with respect to any type of option (including              Act and exemptive orders granted under such Act.
Options on Futures Contacts, Options, Options on Stock Indices and Options         For purposes of this restriction, collateral
on Foreign Currencies), any type of swap agreement, Forward Contracts,             arrangements with respect to any type of swap,
Futures Contracts, any other type of futures contract, and collateral              option, Forward Contracts and Futures Contracts
arrangements with respect to initial and variation margin, are not deemed          and collateral arrangements with respect to
to be the issuance of a senior security;                                           initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its assets would be invested in securities of             of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(19) MFS INTERNATIONAL NEW DISCOVERY FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as a Fund         Underwrite Securities: underwrite securities
may technically be deemed an underwriter under the Securities Act of 1933          issued by other persons, except that all or any
in selling a portfolio security;                                                   portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
Each Fund reserves the freedom of action to hold and to sell real estate,          currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940 Act. For           Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any          except to the extent not prohibited by the 1940
type of option (including Options on Futures Contacts, Options, Options on         Act and exemptive orders granted under such Act.
Stock Indices and Options on Foreign Currencies), short sale, Forward              For purposes of this restriction, collateral
Contracts, Futures Contracts, any other type of futures contract, and              arrangements with respect to any type of swap,
collateral arrangements with respect to initial and variation margin, are          option, Forward Contracts and Futures Contracts
not deemed to be the issuance of a senior security;                                and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons; for these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(20) MFS INTERNATIONAL STRATEGIC GROWTH FUND AND MFS INTERNATIONAL VALUE FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar as a Fund         Underwrite Securities: underwrite securities
may technically be deemed an underwriter under the Securities Act of 1933          issued by other persons, except that all or any
(the "1933 Act") in selling a portfolio security;                                  portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
Each Fund reserves the freedom of action to hold and to sell real estate,          currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940 Act. For           Senior Securities: issue any senior securities
purposes of this restriction, collateral arrangements with respect to any          except to the extent not prohibited by the 1940
type of option (including Options on Futures Contacts, Options, Options on         Act and exemptive orders granted under such Act.
Stock Indices and Options on Foreign Currencies), short sale, Forward              For purposes of this restriction, collateral
Contracts, Futures Contracts, any other type of futures contract, and              arrangements with respect to any type of swap,
collateral arrangements with respect to initial and variation margin, are          option, Forward Contracts and Futures Contracts
not deemed to be the issuance of a senior security;                                and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security;
-----------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons; for these purposes, the purchase of               Make Loans: make loans except to the extent not
short-term commercial paper, the purchase of a portion or all of an issue          prohibited by the 1940 Act and exemptive orders
of debt securities, the lending of portfolio securities, or the investment         granted under such Act.
of a Fund's assets in repurchase agreements, shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(21) MFS LIMITED MATURITY FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money in an amount in excess of 33 1/3% of its gross assets, and        Borrow Money: borrow money except to the extent
then only as a temporary measure for extraordinary or emergency purposes,          such borrowing is not prohibited by the 1940 Act
or pledge, mortgage or hypothecate an amount of its assets (taken at market        and exemptive orders granted under such Act.
value) in excess of 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security.                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the achievement of its investment objectives, the           of an issuer in a particular industry if as a
Fund may invest up to 25% of its assets (taken at market value at the time         result 25% or more of its total assets (taken at
of each investment), in securities of issuers in any one industry;                 market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(4) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interest therein), or mineral leases,         (excluding securities secured by real estate or
commodities or commodity contracts (except options, Futures Contracts,             interests therein and securities of companies,
Options on Futures Contracts, foreign currency, forward foreign currency           such as real estate investment trusts, which
contracts and options on Foreign Currencies) in the ordinary course of its         deal in real estate or interests therein),
business. The Fund reserves the freedom of action to hold and to sell real         interests in oil, gas or mineral leases,
estate or mineral leases, commodities or commodity contracts (including            commodities or commodity contracts (excluding
options, Futures Contracts, Options on Futures Contracts, foreign currency,        currencies and any type of option, Futures
forward foreign currency contracts and options on foreign currencies)              Contracts and Forward Contracts) in the ordinary
acquired as a result of the ownership of securities. The Fund will not             course of its business. The Fund reserves the
purchase securities for the purpose of acquiring real estate or mineral            freedom of action to hold and to sell real
leases, commodities or commodity contracts (except options, Futures                estate, mineral leases, commodities or commodity
Contracts, Options on Futures Contracts, foreign currency, forward foreign         contracts (including currencies and any type of
currency contracts and options on foreign currencies);                             option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities in accordance with its investment objectives and policies, the          granted under such Act.
lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;


-----------------------------------------------------------------------------------------------------------------------------------
(6) invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------


(7) purchase any securities or evidences of interest therein on margin,            Senior Securities: issue any senior securities
except to make deposits on margin in connection with options, Futures              except to the extent not prohibited by the 1940
Contracts, Options on Futures Contracts, foreign currency, forward foreign         Act and exemptive orders granted under such Act.
currency contracts and options on foreign currencies, and except that the          For purposes of this restriction, collateral
Fund may obtain such short-term credit as may be necessary for the                 arrangements with respect to any type of swap,
clearance of purchases and sales of securities;                                    option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(8) sell any security which the Fund does not own unless by virtue of its          It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or
-----------------------------------------------------------------------------------------------------------------------------------
(9) purchase or sell any put or call option or any combination thereof,            It is proposed that this fundamental policy be
provided, that this shall not prevent the purchase, ownership, holding or          removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

(22) MFS MID CAP GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its assets including amounts            Borrow Money: borrow money except to the extent
borrowed, and then only as a temporary measure for extra-ordinary or               such borrowing is not prohibited by the 1940 Act
emergency purposes;                                                                and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding options on                   such as real estate investment trusts, which
securities, stock indexes and foreign currency ("Options"), Options on             deal in real estate or interests therein),
Futures Contracts and any other type of option, Futures Contracts, any             interests in oil, gas or mineral leases,
other type of futures contract, and Forward Contracts) in the ordinary             commodities or commodity contracts (excluding
course of its business. The Fund reserves the freedom of action to hold and        currencies and any type of option, Futures
to sell real estate, mineral leases, commodities or commodity contracts            Contracts and Forward Contracts) in the ordinary
(including Options, Options on Future Contracts, and any other type of             course of its business. The Fund reserves the
option, Futures Contracts, any other type of futures contract and Forward          freedom of action to hold and to sell real
Contracts) acquired as a result of the ownership of securities;                    estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contracts, Options, Options on Stock Indices         For purposes of this restriction, collateral
and Options on Foreign Currencies), Forward Contracts, any other type of           arrangements with respect to any type of swap,
futures contract, and collateral arrangements with respect to initial and          option, Forward Contracts and Futures Contracts
variation margin, are not deemed to be the issuance of a senior security;          and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its gross assets would be invested in securities          of an issuer in a particular industry if as a
of issuers whose principal business activities are in the same industry            result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies, and instrumentalities and repurchase agreements collateralized by        invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(23) MFS MUNICIPAL BOND FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money, except as a temporary measure for extraordinary or               Borrow Money: borrow money except to the extent
emergency purposes, and then only in an amount not exceeding 10% of its            such borrowing is not prohibited by the 1940 Act
gross assets, or pledge, mortgage or hypothecate an amount of its assets           and exemptive orders granted under such Act.
taken at market value which would exceed 15% of its gross assets in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on
Futures Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding Municipal Bonds secured by real estate or interests therein),        Commodities: purchase or sell real estate
interests in oil, gas or mineral leases, commodities or commodity contracts        (excluding securities secured by real estate or
(except Futures Contracts and Options on Futures Contracts) in the ordinary        interests therein and securities of companies,
course of its business;                                                            such as real estate investment trusts, which
                                                                                   deal in real estate or interests therein),
                                                                                   interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to other persons except through the use of repurchase               Make Loans: make loans except to the extent not
agreements or the purchase of commercial paper. Not more than 10% of its           prohibited by the 1940 Act and exemptive orders
total assets will be invested in repurchase agreements maturing in more            granted under such Act.
than seven days. For these purposes the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase the securities of any issuer if such purchase, at the time            Industry Concentration: purchase any securities
thereof, would cause more than 5% of its total assets taken at market value        of an issuer in a particular industry if as a
to be invested in the securities of such issuer, other than securities             result 25% or more of its total assets (taken at
issued or guaranteed by the U.S. Government or its agencies or                     market value at the time of purchase) would be
instrumentalities, or invest more than 25% of its total assets taken at            invested in securities of issuers whose
market value in securities of issuers in any one industry;                         principal business activities are in the same
                                                                                   industry.


-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase or retain in its portfolio any securities issued by an issuer         It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Trust, or is a member, partner, officer or
Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than
1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
-----------------------------------------------------------------------------------------------------------------------------------


(7) purchase any securities or evidences of interest therein on margin,            Senior Securities: issue any senior securities
except that the Fund may obtain such short-term credit as may be necessary         except to the extent not prohibited by the 1940
for the clearance of purchases and sales of securities and except that the         Act and exemptive orders granted under such Act.
Fund may make deposits on margin in connection with options, Futures               For purposes of this restriction, collateral
Contracts and Options on Futures Contracts;                                        arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(8) sell any security which the Fund does not own unless by virtue of its          It is proposed that this fundamental policy be
ownership of other securities it has at the time of sale a right to obtain         removed.
securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or
-----------------------------------------------------------------------------------------------------------------------------------
(9) purchase or sell any put or call option or any combination thereof,            It is proposed that this fundamental policy be
provided that this shall not prevent the writing, purchasing and selling of        removed.
puts, calls or combinations thereof with respect to securities and Futures
Contracts.

(24) MFS MUNICIPAL HIGH INCOME FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its        Borrow Money: borrow money except to the extent
assets, except as a temporary measure for extraordinary or emergency               such borrowing is not prohibited by the 1940 Act
purposes (the Fund intends to borrow money only from banks and only to             and exemptive orders granted under such Act.
accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options on fixed income securities, Futures Contracts and Options on Futures Contacts
and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on margin, except        Senior Securities: issue any senior securities
that the Fund may obtain such short-term credit as may be necessary for the        except to the extent not prohibited by the 1940
clearance of purchases and sales of securities and except that the Fund may        Act and exemptive orders granted under such Act.
make deposits on margin in connection with options on fixed income                 For purposes of this restriction, collateral
securities, Futures Contracts and Options on Futures Contracts;                    arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell any put or call option or any combination thereof,            It is proposed that this fundamental policy be
provided that this shall not prevent the writing, purchase and selling of          removed.
puts, calls or combinations thereof with respect to securities and Futures
Contracts;
-----------------------------------------------------------------------------------------------------------------------------------
(4) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933, as amended, in selling a portfolio security;                                 portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein),             Commodities: purchase or sell real estate
interest in oil, gas or mineral leases, commodities or commodity contracts         (excluding securities secured by real estate or
(except Futures Contracts and Options on Futures Contracts) in the ordinary        interests therein and securities of companies,
course of the business of the Fund (the Fund reserves the freedom of action        such as real estate investment trusts, which
to hold and to sell real estate acquired as a result of the ownership of           deal in real estate or interests therein),
securities);                                                                       interests in oil, gas or mineral leases,
                                                                                   commodities or commodity contracts (excluding
                                                                                   currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.


-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase securities of any issuer if such purchase at the time thereof         It is proposed that this fundamental policy be
would cause more than 10% of the voting securities of such issuer to be            removed.
held by the Fund;
-----------------------------------------------------------------------------------------------------------------------------------


(7) issue any senior security (as that term is defined in the Investment           Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"), if such issuance is              except to the extent not prohibited by the 1940
specifically prohibited by the 1940 Act or the rules and regulations               Act and exemptive orders granted under such Act.
promulgated thereunder; and                                                        For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(8) make loans to other persons except through the use of repurchase               Make Loans: make loans except to the extent not
agreements, the purchase of commercial paper or the purchase of all or a           prohibited by the 1940 Act and exemptive orders
portion of an issue of debt securities in accordance with its investment           granted under such Act.
objective, policies and restrictions, and provided that not more than 10%
of the Fund's assets will be invested in repurchase agreements maturing in more than seven days.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   It is proposed that the following fundamental
                                                                                   policy be added:
                                                                                   Industry Concentration: purchase any securities
                                                                                   of an issuer in a particular industry if as a
                                                                                   result 25% or more of its total assets (taken at
                                                                                   market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.


(25) MFS MUNICIPAL LIMITED MATURITY FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow money in an amount in excess of 33 1/3% of its gross assets, and        Borrow Money: borrow money except to the extent
then only as a temporary measure for extraordinary or emergency purposes,          such borrowing is not prohibited by the 1940 Act
or pledge, mortgage or hypothecate an amount of its assets (taken at market        and exemptive orders granted under such Act.
value) in excess of 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security.                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the achievement of its investment objectives, the           of an issuer in a particular industry if as a
Fund may invest up to 25% of its assets (taken at market value at the time         result 25% or more of its total assets (taken at
of each investment) in securities of issuers in any one industry.                  market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(4) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding Municipal Bonds secured by real estate or interests therein),        Commodities: purchase or sell real estate
or mineral leases, commodities or commodity contracts (except options,             (excluding securities secured by real estate or
Futures Contracts, Options on Futures Contracts, foreign currency, forward         interests therein and securities of companies,
foreign currency contracts and options on foreign currencies) in the               such as real estate investment trusts, which
ordinary course of its business. The Fund reserves the freedom of action to        deal in real estate or interests therein),
hold and to sell real estate or mineral leases, commodities or commodity           interests in oil, gas or mineral leases,
contracts (including options, Futures Contracts, Options on Futures                commodities or commodity contracts (excluding
Contacts, foreign currency, forward foreign currency contracts and options         currencies and any type of option, Futures
on foreign currencies) acquired as a result of the ownership of securities;        Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons except through the lending of the Fund's           Make Loans: make loans except to the extent not
portfolio securities in accordance with, and to the extent permitted by,           prohibited by the 1940 Act and exemptive orders
its investment objectives and policies, and except further that the Fund           granted under such Act.
may enter into repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities or evidences of interest therein on margin,            Senior Securities: issue any senior securities
except to make deposits on margin in connection with options, Futures              except to the extent not prohibited by the 1940
Contracts, Options on Futures Contracts, foreign currency, forward foreign         Act and exemptive orders granted under such Act.
currency contracts and options on foreign currencies, and except that the          For purposes of this restriction, collateral
Fund may obtain such short-term credit as may be necessary for the                 arrangements with respect to any type of swap,
clearance of purchases and sales of securities; or                                 option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(7) sell any securities which the Fund does not own unless by virtue of its        It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

(26) MFS NEW ENDEAVOR FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
The Fund reserves the freedom of action to hold and to sell real estate,           currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract, and Forward Contracts) acquired as a result of the               estate, mineral leases, commodities or commodity
ownership of securities;                                                           contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contracts, Options, Options on Stock Indices         For purposes of this restriction, collateral
and Options on Foreign Currencies), short sale, Forward Contracts, Futures         arrangements with respect to any type of swap,
Contracts, any other type of futures contract, and collateral arrangements         option, Forward Contracts and Futures Contracts
with respect to initial and variation margin, are not deemed to be the             and collateral arrangements with respect to
issuance of a senior security;                                                     initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its gross assets would be invested in securities          of an issuer in a particular industry if as a
of issuers whose principal business activities are in the same industry            result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(27) MFS RESEARCH BOND FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts from banks in excess of 33 1/3% of its total assets             Borrow Money: borrow money except to the extent
including amounts borrowed;                                                        such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933, as amended (the "1933 Act"), in selling a portfolio security;                portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding currencies and any           such as real estate investment trusts, which
type of option, Futures Contracts, and Forward Contracts) in the ordinary          deal in real estate or interests therein),
course of its business. The Fund reserves the freedom of action to hold and        interests in oil, gas or mineral leases,
to sell real estate, mineral leases, commodities or commodity contracts            commodities or commodity contracts (excluding
(including currencies and any type of option, Futures Contract and Forward         currencies and any type of option, Futures
Contracts) acquired as a result of the ownership of securities;                    Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended (the "1940 Act"). For purposes of this             except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of swap,             Act and exemptive orders granted under such Act.
option, Forward Contracts, and Futures Contracts and collateral                    For purposes of this restriction, collateral
arrangements with respect to initial and variation margin are not deemed to        arrangements with respect to any type of swap,
be the issuance of a senior security;                                              option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase of               Make Loans: make loans except to the extent not
commercial paper, the purchase of a portion or all of an issue of debt             prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of the          granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, 25% or more of its gross assets would be invested in securities of         of an issuer in a particular industry if as a
issuers whose principal business activities are in the same industry               result 25% or more of its total assets (taken at
(except there is no limitation with respect to obligations issued or               market value at the time of purchase) would be
guaranteed by the U.S. Government or its agencies and instrumentalities and        invested in securities of issuers whose
repurchase agreements collateralized by such obligations).                         principal business activities are in the same
                                                                                   industry.


(28) MFS RESEARCH FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 5% of its gross assets (taken at the lower         Borrow Money: borrow money except to the extent
of cost or market value), and then only as a temporary measure for                 such borrowing is not prohibited by the 1940 Act
extraordinary or emergency purposes;                                               and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) pledge, mortgage or hypothecate an amount of assets which (taken at            It is proposed that this fundamental policy be
market value) exceeds 15% of its gross assets (taken at the lower of cost          removed.
of market value);
-----------------------------------------------------------------------------------------------------------------------------------
(3) underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the attainment of its investment objectives, up to          of an issuer in a particular industry if as a
25% of its assets, at market value at the time of each investment, may be          result 25% or more of its total assets (taken at
invested in any one industry;                                                      market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein) or mineral leases,         (excluding securities secured by real estate or
commodities or commodity contracts in the ordinary course of its business.         interests therein and securities of companies,
The Fund reserves the freedom of action to hold and to sell real estate or         such as real estate investment trusts, which
mineral leases, commodities or commodity contracts acquired as a result of         deal in real estate or interests therein),
the ownership of securities. The Fund will not purchase securities for the         interests in oil, gas or mineral leases,
purpose of acquiring real estate or mineral leases, commodities or                 commodities or commodity contracts (excluding
commodity contracts.                                                               currencies and any type of option, Futures
                                                                                   Contracts and Forward Contracts) in the ordinary
                                                                                   course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) make loans to other persons except through the lending of its portfolio        Make Loans: make loans except to the extent not
securities and by entering into repurchase agreements. Not more than 10% of        prohibited by the 1940 Act and exemptive orders
the Fund's total assets will be invested in repurchase agreements maturing         granted under such Act.
in more than seven days. Subject to the limitation set forth in paragraph
13 below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;


-----------------------------------------------------------------------------------------------------------------------------------
(7) purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of its total assets (taken at market             removed;
value) to be invested in the securities of such issuer, other than U.S.
Government securities.
-----------------------------------------------------------------------------------------------------------------------------------


(8) purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed;
such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than
10% of any class of securities of such issuer.For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;


-----------------------------------------------------------------------------------------------------------------------------------
(9) invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed;
-----------------------------------------------------------------------------------------------------------------------------------
(10) invest more than 5% of its assets in companies which, including               It is proposed that this fundamental policy be
predecessors, have a record of less than three years' continuous operation;        removed;
-----------------------------------------------------------------------------------------------------------------------------------


(11) purchase any securities on margin except that the Fund may obtain such        Senior Securities: issue any senior securities
short-term credit as may be necessary for the clearance of purchases and           except to the extent not prohibited by the 1940
sales of securities;                                                               Act and exemptive orders granted under such Act.
                                                                                   For purposes of this restriction, collateral
                                                                                   arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.


-----------------------------------------------------------------------------------------------------------------------------------
(12) sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed;
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
-----------------------------------------------------------------------------------------------------------------------------------


(13) invest in securities which are subject to legal or contractual                It is proposed that this fundamental policy be
restrictions on resale, or for which there is no readily available market          removed;
(e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.


(29) MFS STRATEGIC VALUE FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) borrow amounts in excess of 33 1/3% of its total assets including              Borrow Money: borrow money except to the extent
amounts borrowed;                                                                  such borrowing is not prohibited by the 1940 Act
                                                                                   and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar as each           Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except as permitted by the Investment              Senior Securities: issue any senior securities
Company Act of 1940, as amended, (the "1940 Act"); for purposes of this            except to the extent not prohibited by the 1940
restriction, collateral arrangements with respect to any type of option            Act and exemptive orders granted under such Act.
(including Options on Futures Contacts, Options, Options on Indices and            For purposes of this restriction, collateral
Options on Foreign Currencies), short sale, Forward Contracts, Futures             arrangements with respect to any type of swap,
Contracts, any other type of futures contract, and collateral arrangements         option, Forward Contracts and Futures Contracts
with respect to initial and variation margin, are not deemed to be the             and collateral arrangements with respect to
issuance of a senior security;                                                     initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) make loans to other persons; for these purposes, the purchase of short-        Make Loans: make loans except to the extent not
term commercial paper, the purchase of a portion or all of an issue of debt        prohibited by the 1940 Act and exemptive orders
securities, the lending of portfolio securities, or the investment of a            granted under such Act.
Fund's assets in repurchase agreements, shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities secured by real estate or interests therein and           Commodities: purchase or sell real estate
securities of companies, such as real estate investment trusts, which deal         (excluding securities secured by real estate or
in real estate or interests therein), interests in oil, gas or mineral             interests therein and securities of companies,
leases, commodities or commodity contracts (excluding Options, Options on          such as real estate investment trusts, which
Futures Contracts, Options on Stock Indices, Options on Foreign Currency           deal in real estate or interests therein),
and any other type of option, Futures Contracts, any other type of futures         interests in oil, gas or mineral leases,
contract, and Forward Contracts) in the ordinary course of its business.           commodities or commodity contracts (excluding
Each Fund reserves the freedom of action to hold and to sell real estate,          currencies and any type of option, Futures
mineral leases, commodities or commodity contracts (including Options,             Contracts and Forward Contracts) in the ordinary
Options on Futures Contracts, Options on Stock Indices, Options on Foreign         course of its business. The Fund reserves the
Currency and any other type of option, Futures Contracts, any other type of        freedom of action to hold and to sell real
futures contract and Forward Contracts) acquired as a result of the                estate, mineral leases, commodities or commodity
ownership of securities; or                                                        contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular industry, if as a         Industry Concentration: purchase any securities
result, more than 25% of its gross assets would be invested in securities          of an issuer in a particular industry if as a
of issuers whose principal business activities are in the same industry            result 25% or more of its total assets (taken at
(except obligations issued or guaranteed by the U.S. Government or its             market value at the time of purchase) would be
agencies and instrumentalities and repurchase agreements collateralized by         invested in securities of issuers whose
such obligations).                                                                 principal business activities are in the same
                                                                                   industry.


(30) MFS TOTAL RETURN FUND

CURRENT FUNDAMENTAL POLICY                                                         PROPOSED NEW POLICY OR PROPOSED REMOVAL OF POLICY
--------------------------                                                         -------------------------------------------------
The Fund may not:                                                                  The Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

(1) Borrow amounts in excess of 5% of its gross assets (taken at the lower         Borrow Money: borrow money except to the extent
of cost or market value), and then only as a temporary measure for                 such borrowing is not prohibited by the 1940 Act
extraordinary or emergency purposes;                                               and exemptive orders granted under such Act.
-----------------------------------------------------------------------------------------------------------------------------------
(2) Pledge, mortgage or hypothecate an amount of assets which (taken at            It is proposed that this fundamental policy be
market value) exceeds 33 1/3% of its gross assets taken at the lower of            removed.
cost or market value. For the purpose of this restriction, collateral arrangements with respect to options on securities, stock indices and foreign currencies ("Options"), Futures Contracts, Options on Futures
Contracts, Forward Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets;
-----------------------------------------------------------------------------------------------------------------------------------
(3) Underwrite securities issued by other persons except insofar as the            Underwrite Securities: underwrite securities
Fund may technically be deemed an underwriter under the Securities Act of          issued by other persons, except that all or any
1933 in selling a portfolio security;                                              portion of the assets of the Fund may be
                                                                                   invested in one or more investment companies, to
                                                                                   the extent not prohibited by the 1940 Act and
                                                                                   exemptive orders granted under such Act, and
                                                                                   except insofar as the Fund may technically be
                                                                                   deemed an underwriter under the Securities Act
                                                                                   of 1933, as amended, in selling a portfolio
                                                                                   security.
-----------------------------------------------------------------------------------------------------------------------------------
(4) Concentrate its investments in any particular industry, but if it is           Industry Concentration: purchase any securities
deemed appropriate for the attainment of its investment objectives, up to          of an issuer in a particular industry if as a
25% of its assets, at market value at the time of each investment, may be          result 25% or more of its total assets (taken at
invested in any one industry;                                                      market value at the time of purchase) would be
                                                                                   invested in securities of issuers whose
                                                                                   principal business activities are in the same
                                                                                   industry.
-----------------------------------------------------------------------------------------------------------------------------------
(5) Purchase or sell real estate (including limited partnership interests          Real Estate, Oil and Gas, Mineral Interests,
but excluding securities of companies, such as real estate investment              Commodities: purchase or sell real estate
trusts, which deal in real estate or interests therein) or mineral leases,         (excluding securities secured by real estate or
commodities or commodity contracts (except for Options, Futures Contracts,         interests therein and securities of companies,
Options on Futures Contracts and Forward Contracts) in the ordinary course         such as real estate investment trusts, which
of its business. The Fund reserves the freedom of action to hold and to            deal in real estate or interests therein),
sell real estate or mineral leases, commodities or commodity contracts             interests in oil, gas or mineral leases,
acquired as a result of the ownership of securities. The Fund will not             commodities or commodity contracts (excluding
purchase securities for the purpose of acquiring real estate or mineral            currencies and any type of option, Futures
leases, commodities or commodity contracts (except for Options, Futures            Contracts and Forward Contracts) in the ordinary
Contracts, Options on Futures Contracts and Forward Contracts);                    course of its business. The Fund reserves the
                                                                                   freedom of action to hold and to sell real
                                                                                   estate, mineral leases, commodities or commodity
                                                                                   contracts (including currencies and any type of
                                                                                   option, Futures Contracts and Forward Contracts)
                                                                                   acquired as a result of the ownership of
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
(6) Make loans to other persons except through the lending of its portfolio        Make Loans: make loans except to the extent not
securities and by entering into repurchase agreements. Not more than 10% of        prohibited by the 1940 Act and exemptive orders
the Fund's total assets will be invested in repurchase agreements maturing         granted under such Act.
in more than seven days. The Fund may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;
-----------------------------------------------------------------------------------------------------------------------------------
(7) Purchase the securities of any issuer if such purchase, at the time            It is proposed that this fundamental policy be
thereof, would cause more than 5% of its total assets (taken at market             removed.
value) to be invested in the securities of such issuer, other than U.S.
Government securities;
-----------------------------------------------------------------------------------------------------------------------------------
(8) Purchase voting securities of any issuer if such purchase, at the time         It is proposed that this fundamental policy be
thereof, would cause more than 10% of the outstanding voting securities of         removed.
such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than
10% of any class of securities of such issuer.For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;
-----------------------------------------------------------------------------------------------------------------------------------
(9) Invest for the purpose of exercising control or management;                    It is proposed that this fundamental policy be
                                                                                   removed.
-----------------------------------------------------------------------------------------------------------------------------------
(10) Purchase securities issued by any other investment company or                 It is proposed that this fundamental policy be
investment trust except by purchase in the open market where no commission         removed.
or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;
-----------------------------------------------------------------------------------------------------------------------------------
(11) Invest more than 5% of its assets in companies which, including               It is proposed that this fundamental policy be
predecessors, have a record of less than three years' continuous operation;        removed.
-----------------------------------------------------------------------------------------------------------------------------------
(12) Purchase or retain in its portfolio any securities issued by an issuer        It is proposed that this fundamental policy be
any of whose officers, directors, trustees or security holders is an               removed.
officer or Trustee of the Trust, or is an officer or director of the
Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
-----------------------------------------------------------------------------------------------------------------------------------
(13) Purchase any securities on margin except that the Fund may obtain such        Senior Securities: issue any senior securities
short-term credit as may be necessary for the clearance of purchases and           except to the extent not prohibited by the 1940
sales of securities and except that the Fund may make margin deposits in           Act and exemptive orders granted under such Act.
connection with Options, Futures Contracts, Options on Futures Contracts           For purposes of this restriction, collateral
and Forward Contracts;                                                             arrangements with respect to any type of swap,
                                                                                   option, Forward Contracts and Futures Contracts
                                                                                   and collateral arrangements with respect to
                                                                                   initial and variation margin are not deemed to
                                                                                   be the issuance of a senior security.
-----------------------------------------------------------------------------------------------------------------------------------
(14) Sell any security which the Fund does not own unless by virtue of its         It is proposed that this fundamental policy be
ownership of other securities the Fund has at the time of sale a right to          removed.
obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
-----------------------------------------------------------------------------------------------------------------------------------
(15) Purchase or sell any put or call options or any combination thereof,          It is proposed that this fundamental policy be
provided, that this shall not prevent the purchase, ownership, holding or          removed.
sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, foreign currencies, indices of securities and Futures Contracts.


                                                                  APPENDIX D-1

NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE FOLLOWING FUNDS:
  MFS EMERGING COMPANIES FUND                             MFS EMERGING MARKETS DEBT FUND
  MFS EMERGING OPPORTUNITIES FUND                         MFS EUROPEAN EQUITY FUND
  MFS FUNDAMENTAL GROWTH FUND                             MFS GEMINI LARGE CAP U.S. FUND
  MFS GEMINI U.K. FUND                                    MFS GLOBAL CONSERVATIVE EQUITY FUND
  MFS GLOBAL HEALTH SCIENCES FUND                         MFS HIGH QUALITY BOND FUND
  MFS HIGH YIELD FUND                                     MFS HIGH YIELD OPPORTUNITIES FUND
  MFS INCOME FUND                                         MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
  MFS INTERNATIONAL ADR FUND                              MFS INTERNATIONAL CORE EQUITY FUND
  MFS INTERNATIONAL NEW DISCOVERY FUND                    MFS INTERNATIONAL STRATEGIC GROWTH FUND
  MFS INTERNATIONAL VALUE FUND                            MFS LARGE CAP VALUE FUND
  MFS MULTI CAP GROWTH FUND                               MFS NEW ENDEAVOR FUND
  MFS RESEARCH BOND FUND

  MFS STRATEGIC VALUE FUND


    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 5 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. (FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.)

                          INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated {date} by and between {Trust} a Massachusetts business trust (the "Trust"), on behalf of [MFS {Fund}, a] [[its]] series of [the Trust (the "Fund")] [[shares (each a "Fund") listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").


                                   WITNESSETH:
                                   -----------

    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940; and


    WHEREAS, the Adviser is willing to provide [business] services to [the] [[each]] Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [Adviser to the] [[investment adviser to each]] Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]] Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated [date], and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to [the] [[a]] Fund's then-current Prospectus and Statement of Additional Information. The Adviser [[also]] shall [also make recommendations as to the manner in which] [[exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

    [[(b)]] The Adviser shall take, on behalf of [the] [[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place [[all]] orders for the purchase or sale of portfolio securities [[or other instruments]] for [the] [[each]] Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of [the] [[each]] Fund. In connection with the selection of such brokers [and] [[or]] dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the most reasonable price by responsible brokerage firms at reasonably competitive commission rates] [[each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

    [[(c)]] The Adviser may from time to time enter into sub-investment advisory agreements with [[respect to a Fund with]] one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 [[and any rules, regulations or orders of the Securities and Exchange Commission thereunder]]. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of [the] [[a]] Fund by any sub-adviser.

    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization[[,]] and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] their own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2 (b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of [the] [[a]] Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the] [[a]] Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the] [[a]] Fund; [expenses of shareholders' meetings;] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]


    ARTICLE 3. COMPENSATION OF THE ADVISER. For the services to be rendered and the facilities provided, [the] [[each]] Fund shall pay to the Adviser an investment advisory fee computed and paid monthly [at a rate equal to] {INTERNATIONAL NEW DISCOVERY FUND, INTERNATIONAL STRATEGIC GROWTH FUND, AND INTERNATIONAL VALUE FUND:[ % of the first million of the Fund's average daily net assets on an annualized basis and % thereafter]} {OTHER FUNDS:[ % of the Fund's average daily net assets on an annualized basis}] [[as set forth in Appendix B attached hereto]]. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation [[paid]] to the Adviser will be prorated.


    ARTICLE 4. [SPECIAL] [[ADDITIONAL]] SERVICES. Should the Trust have occasion to request the Adviser [[or its affiliates]] to perform [[administrative or other additional]] services not herein contemplated or to request the Adviser [[or its affiliates]] to arrange for the services of others, the Adviser [[or its affiliates]] will act for the Trust on behalf of [the] [[a]] Fund upon request to the best of its ability, with compensation for the [Adviser's] services to be agreed upon with respect to each such occasion as it arises. [[No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations][[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [the] [[a]] Fund except as permitted by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and the By-Laws and the then[[-]]current Prospectus and Statement of Additional Information of [the] [[a]] Fund relative to the Adviser and its [Directors] [[directors]] and officers.

    ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith[[,]] [or] gross negligence [in the performance] [[or reckless disregard]] of its duties and obligations hereunder. As used in this Article 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.

    ARTICLE 7. ACTIVITIES OF THE ADVISER. [[(a)]] The [[Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. [The Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS."] [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, or otherwise and that the [Directors] [[directors]], officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in [the] [[a]] Fund as a shareholder or otherwise.

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    ARTICLE [8][[9]]. DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date first [above] written [[above]] and shall [govern the relations between the parties hereto thereafter, and shall] [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter this Agreement will]] remain in [force until {date}] [[effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [[for that Fund]] unless its continuance [after {date}] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund.

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment [[is in writing signed by or on behalf of the Trust and the Adviser and]] is approved by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund [[(if such shareholder approval is required by the Investment Company Act of 1940)]].

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding
(i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    ARTICLE [9][[10]]. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's [trustees] [[Trustees]], officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more [series of the Trust] [[Funds]], the Adviser further acknowledges that the assets and liabilities of each [series of the Trust] [[Fund]] are separate and distinct and that the obligations of or arising out of this Agreement [[concerning a Fund]] are binding solely upon the assets or property of [the series on whose behalf the Trust has executed this Agreement] [[such Fund and not upon the assets or property of any other Fund]].

    ARTICLE [10]11. DEFINITIONS. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations]] promulgated thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act]. [[Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

    ARTICLE [11]12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.


    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]


    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                                {Signatures}

                                   [[APPENDIX A]]

                            [[FUNDS AND EFFECTIVE DATES]]

[[FUND                                                          EFFECTIVE DATE]]
  ----                                                          --------------


                                 [[APPENDIX B]]


                         [[COMPENSATION OF THE ADVISER]]


[[{PROVISIONS BY FUND}]]

                                                                  APPENDIX D-2

NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE FOLLOWING
FUNDS:

  [[MFS CAPITAL OPPORTUNITIES FUND       [[MFS EMERGING MARKETS EQUITY FUND
  [[MFS INTERNATIONAL GROWTH FUND        [[MFS INTERNATIONAL INVESTORS TRUST
  [[MFS LIMITED MATURITY FUND            [[MFS MID CAP GROWTH FUND
  [[MFS MUNICIPAL HIGH INCOME FUND       [[MFS MUNICIPAL LIMITED MATURITY FUND
  [[MFS RESEARCH FUND

    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    CERTAIN FUNDS ARE NOW OR WERE PREVIOUSLY ORGANIZED AS TRUSTS, WHILE OTHER FUNDS ARE ORGANIZED AS A SERIES (OR SEPARATE PORTFOLIO) OF A TRUST. FOR PURPOSES OF THIS COMPOSITE AGREEMENT, DIFFERENCES AMONG THE AGREEMENTS IN REFERENCES TO A "FUND", "SERIES" OR "TRUST" HAVE BEEN DISREGARDED TO USE CONSISTENT REFERENCES TO A "TRUST" OR A "FUND".

    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 5 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. (FOR EDGAR
DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.)

                        INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated {date} by and between {Trust}, a Massachusetts business trust (the "Trust") on behalf of [{Fund}, a] [[its]] series of [the Trust](1)[(the "Fund")] [[shares
(each a "Fund") listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

---------
(1) The Current Agreements of the Emerging Markets Equity Fund, International Growth Fund, and International Investors Trust (referred to as the International Funds) omitted the phrase "a series of the Trust".


                                 WITNESSETH:
                                 -----------

    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940; and


    WHEREAS, the Adviser is willing to provide [business management](2) services to [the] [[each]] Fund on the terms and conditions hereinafter set forth;

---------
(2) The Current Agreements of Limited Maturity Fund, Mid Cap Growth Fund, and Municipal Limited Maturity Fund already omitted the word "management."

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide
[the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision
(3) of its [funds] [[assets]]. The Adviser shall act as [Adviser to the] [[investment adviser to each]] Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]]
Fund shall be held uninvested, subject always to the restrictions of the Trust's [[Amended and Restated]] Declaration of Trust, dated {date}, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders(4) thereunder and to [the]
[[a]] Fund's then-current Prospectus and Statement of Additional Information.(5) The Adviser [[also]] shall [also make recommendations as to the manner in which] [[exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities
[shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]].
(6) Should the Trustees at any time, however, make any definite(7) determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination [has been] [[shall be]] revoked.

---------
(3) The Current Agreement of the MFS Research Fund used the word "management" in place of "supervision".

(4) The Current Agreements of the International Funds omitted the words "and orders". The Current Agreement of the Capital Opportunities Fund omitted the words "and the Rules, Regulations and orders thereunder".

(5) The Current Agreements of Capital Opportunities Fund, Limited Maturity Fund, Municipal High Income Fund and Municipal Limited Maturity Fund omitted the words "and Statement of Additional Information."

(6) This sentence was omitted in the Current Agreements of the International Funds.

(7) The word "definite" was omitted in the Current Agreements of the International Funds.

    [[(b)]] The Adviser shall take, on behalf of [the]
[[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [[or other instruments]] for [the] [[each]] Fund's account with brokers or dealers(8) selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of [the]
[[each]] Fund.

---------
(8) The Current Agreements of the International Funds used the words "brokers, dealers or other entities" in place of "brokers or dealers".


    {ALL FUNDS EXCEPT MUNICIPAL HIGH INCOME FUND: In connection with the selection of such brokers or dealers(9) and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the most favorable](10)[price by responsible brokerage firms at reasonably competitive commission rates] [[each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. In fulfilling this requirement the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services(11) provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.}]]


---------
(9) The Current Agreements of the International Funds used the words "brokers, dealers or other entities" in place of "brokers or dealers" throughout this paragraph.

(10) The Current Agreements of Limited Maturity Fund, Mid Cap Growth Fund, and Municipal Limited Maturity Fund used the word "reasonable" in place of "favorable".

(11) The Current Agreements of the International Funds added the words" (within the meaning of Section 28(e) of the Securities and Exchange Act of 1934, as amended)" at this point.


    {MUNICIPAL HIGH INCOME FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the best available price] [[each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. [Subject to this requirement of seeking the best available price, securities may be bought from or sold to broker dealers who have furnished statistical, research and other information or services to the Adviser.] [[In fulfilling this requirement the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.}]]

    {ALL FUNDS EXCEPT EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.}]]

    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: [[(c)]] The Adviser may from time to time enter into [investment sub-advisory] [[sub-investment advisory]] agreements
[[with respect to a Fund]] with one or more investment advisers [(a "Sub-Adviser") to the Fund to perform some or all of the services for which the Adviser is responsible pursuant to this Article 1 upon] [[with]] such terms and conditions as the Adviser may determine, provided that such [investment sub-advisory] [[sub-investment advisory]] agreements have been approved [by a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the Sub-Adviser and by vote of a majority of the outstanding voting securities of the Fund. The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected] [[in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder]]. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any [Sub-
Adviser] [[sub-adviser]] or for any loss arising out of any investment made by any [Sub-Adviser] [[sub-adviser]] or for any act or omission in the execution and management of [the] [[a]] Fund by any [Sub-Adviser] sub-adviser.}]]


    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization[[,]] and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.


    [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of [the] [[a]] Fund, expenses of repurchasing and redeeming shares and servicing shareholder accounts(12); expenses of preparing, printing and mailing stock certificates, [prospectuses,](13) shareholder(14) reports, notices, proxy statements and reports(15) to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums, fees and expenses of the custodian for all services to [the] [[a]] Fund, {including safekeeping of funds and securities, and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the] [[a]] Fund},(16) [expenses of shareholders' meetings;] [[organizational and start up costs; such non- recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund {ALL FUNDS EXCEPT CAPITAL OPPORTUNITIES FUND AND RESEARCH FUND FOR WHICH THIS LANGUAGE WILL BE ADDED: and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party(17) provides that another party is to pay some or all of such expenses)}.


---------
(12) The Current Agreements of the Municipal High Income Fund and the Research Fund omitted the words "and servicing shareholder accounts."

(13) The Current Agreements of Limited Maturity Fund, Mid Cap Growth Fund and Municipal Limited Maturity Fund already omitted the words "prospectuses".

(14) The Current Agreements of the International Funds used the word "periodic" in place of "shareholder".

(15) The Current Agreements of the International Funds used the words "to shareholders and" in place of the words "and reports".

(16) The Current Agreements of the International Funds and Research Fund used the words "including safekeeping of funds and securities, keeping of books and accounts and calculation of the net asset value of shares of the Fund" in place of the bracketed language. The Current Agreement of Capital Opportunities Fund referred to "including safekeeping of funds and securities, keeping of books and calculating the net asset value of shares of the Fund" in place of the bracketed language.

(17) The Current Agreements of the International Funds and Municipal Limited Maturity Fund added the words "on behalf of the Fund" at this point.

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    ARTICLE 3. COMPENSATION OF THE ADVISER. [[For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.]](18)

---------
(18) Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.



    ARTICLE 4. ADDITIONAL  SERVICES.{ALL FUNDS EXCEPT EMERGING MARKETS
EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST:
[[Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]}

    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: Should the [Fund] [[Trust]] have occasion to request the Adviser [[or its affiliates]] to perform [[administrative or other additional ]]services not herein contemplated or to request the Adviser [[or its affiliates ]]to arrange for the services of others, the Adviser [[or its affiliates]] will act for the [[Trust on behalf of a]] Fund upon request to the best of its ability, with compensation for the [Adviser's] services to be agreed upon with respect to each such occasion as it arises. [[No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]}

    ARTICLE 5. COVENANTS OF THE ADVISER.{CAPITAL OPPORTUNITIES FUND, RESEARCH
FUND: The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's [principal underwriter] [[distributor, if any,]] as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund [[except as permitted by the Investment Company Act of 1940 and any rule, regulations or orders of the Securities and Exchange Commission thereunder]], will not take a long or short position in the shares of [the] [[a]] Fund except as [provided] [[permitted]] by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and [[the]] By-Laws [[and the then-current Prospectus and Statement of Additional Information of a Fund]] (19) relative to the Adviser and its [Directors] [[directors]] and officers.}


---------
(19) The Current Agreement of the Capital Opportunities Fund already added the language "and the then-current Prospectus of the Fund" at this point.


    {LIMITED MATURITY FUND, MUNICIPAL HIGH INCOME FUND, MUNICIPAL LIMITED MATURITY FUND, MID CAP GROWTH FUND: The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's [principal underwriter] [[distributor]], if any, as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission ]]thereunder, will not take a long or short position in the shares of [the] [[a]] Fund except as permitted by the [Declaration] [[applicable law]] and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus [[and Statement of Additional Information]](20) of [the] [[a]] Fund relative to the Adviser and its [Directors] [[directors]] and officers.}

---------
(20) The Current Agreement of the Mid Cap Growth Fund already added the words "and Statement of Additional Information" at this point.



    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, [[if any,]] as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the [[Investment Company Act of]] 1940 [Act][[and any rules, regulations or orders of the Securities and Exchange Commission thereunder]], will not take a long or short position in the shares of [the] [[a]] Fund, except as [provided] [[permitted]] by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and [[the]] By-Laws [[and the then-current Prospectus and Statement of Additional Information of a Fund]] relative to the Adviser and its [Directors] [[directors]] and officers.}

    ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER.{CAPITAL OPPORTUNITIES FUND, MUNICIPAL HIGH INCOME FUND, RESEARCH FUND: The Adviser shall not be liable for any error or judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith[[,]] [or] gross negligence [in the performance of its duties,] or [by reason of] reckless disregard of its [obligations] [[duties]] and [duties] [[obligations ]]hereunder. As used in this
Article 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.}

    {LIMITED MATURITY FUND, MID CAP GROWTH FUND, MUNICIPAL LIMITED MATURITY
FUND: The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith[[,]] [or] gross negligence [in the performance] [[or reckless disregard]] of its duties and obligations hereunder. As used in this
Article 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.}

    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: The Adviser [and its Directors, officers and employees,] shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith[[,]] [or] gross negligence [in the performance of its or their duties], or [by reason of] reckless disregard of its [or their obligations] [[duties]] and [duties] [[obligations]] hereunder. [[As used in this Article 6, the term "Adviser" shall include directors, officers and employees of the Adviser as well as that corporation itself.]]}

    ARTICLE 7. ACTIVITIES OF THE ADVISER.{CAPITAL OPPORTUNITIES FUND, MUNICIPAL HIGH INCOME FUND, RESEARCH FUND: [[(a)]] The [[Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [to be deemed to be] exclusive, the Adviser being free to render [[investment advisory and/or other ]]services to others. [The Adviser may permit other Fund clients to use the initials](21)[ "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS".]]}


---------
(21) The Current Agreements of the International Funds referred to the words "words "Massachusetts Financial" or "MFS"" in this and the following sentence.


    {MID CAP GROWTH FUND, MUNICIPAL LIMITED MATURITY FUND, LIMITED MATURITY
FUND: [[(a)]] The [[Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be ]exclusive, the Adviser being free to render investment advisory and/or other services to others. [The Adviser may permit other fund clients to use the initials "MFS"](22)[ in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS".](23)} [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

---------
(22) The Current Agreement of the Limited Maturity Fund added "or the words "Massachusetts Financial"" at this point.

(23) The Current Agreement of the Limited Maturity Fund added "and the words "Massachusetts Financial"" at this point.

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]


    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, or otherwise and that [Directors] [[directors]], officers and employees of the Adviser are or may become similarly interested in the {Trust, and that the Adviser may be or become interested in [the] [[a]]}(24) Fund as a Shareholder or otherwise.


----------
(24) The Current Agreement of the Municipal High Income Fund omitted the bracketed language.

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]


    ARTICLE [8] 9. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date first [above] written [[above]] and shall [govern the relations between the parties hereto thereafter, and shall] [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter this Agreement will]] remain in [force until {date}] [[in effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] {on which date it will terminate [[for that Fund]] unless its continuance [after]{date}}(25) is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund. {RESEARCH FUND, CAPITAL OPPORTUNITIES FUND: [The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.]}


----------
(25) The Current Agreements of the International Funds replaced the bracketed language with the words "and each year thereafter but only so long as its continuance."

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable ]]Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment [[is in writing signed by or on behalf of the Trust and the Adviser and]] is approved by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund [[(if such shareholder approval is required by the Investment Company Act of 1940)]].

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of a Fund and not upon the assets or property of any other Fund.]]


    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST, LIMITED MATURITY FUND, MID CAP GROWTH FUND, MUNICIPAL HIGH INCOME FUND: ARTICLE [9] [[11.]] [CERTAIN TERMS] [[DEFINITIONS AND INTERPRETATIONS.]] The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested person", when used in this Agreement, shall have the respective meanings specified, {and shall be construed in a manner consistent with,}(26) the investment company act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations]] promulgated thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act].}


----------
(26) The Current Agreement of the International Funds and Municipal High Income Fund omitted the language in brackets.


    {RESEARCH FUND, CAPITAL OPPORTUNITIES FUND: [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS.]] The terms [["specifically approved at least annually",]]"vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested person", when used in this Agreement, shall have the respective meanings specified[[,]] [in] [[and shall be construed in a manner consistent with,]] the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act].} [[Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

    {ALL FUNDS EXCEPT EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust]].}

    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: ARTICLE [10] [[12.]] RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the [[Investment Company Act of]] 1940 [Act] and the rules [and regulations] thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.}

    {EMERGING MARKETS EQUITY FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL INVESTORS TRUST: [ARTICLE 11. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of one or more series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.]}


    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter thereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]


                                                {SIGNATURES}

                                 [[APPENDIX A]]

                          [[FUNDS AND EFFECTIVE DATES]]

[[FUND                                                        EFFECTIVE DATE]]
------                                                        ----------------


                                  [[APPENDIX B]]


                         [[COMPENSATION TO THE ADVISER]]


[[{Provisions by Fund}]]

                                                                  APPENDIX D-3

NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF:

  MFS BOND FUND                          MFS GOVERNMENT MONEY MARKET FUND
  MFS GOVERNMENT MORTGAGE FUND           MFS GOVERNMENT SECURITIES FUND
  MFS GROWTH OPPORTUNITIES FUND          MFS HIGH INCOME FUND
  MFS MONEY MARKET FUND                  MFS MUNICIPAL BOND FUND
  MFS TOTAL RETURN FUND

    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    CERTAIN FUNDS ARE NOW OR WERE PREVIOUSLY ORGANIZED AS TRUSTS, WHILE OTHER FUNDS ARE ORGANIZED AS A SERIES (OR SEPARATE PORTFOLIO) OF A TRUST. FOR PURPOSES OF THIS COMPOSITE AGREEMENT, DIFFERENCES AMONG THE AGREEMENTS IN REFERENCES TO A "FUND", "SERIES" OR "TRUST" HAVE BEEN DISREGARDED TO USE CONSISTENT REFERENCES TO A "TRUST" OR A "FUND".


    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 5 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. (FOR EDGAR
DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.)


                        INVESTMENT ADVISORY AGREEMENT

    [THIS] [[INVESTMENT ADVISORY]] AGREEMENT [made] [[dated]] this {date}, by and between {Trust}, a Massachusetts business trust (the "Trust"), on behalf of [{Fund}, a] [[its]] series of [the Trust (the "Fund")] [[shares (each a "Fund") listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").


                                 WITNESSETH:
                                 -----------

    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940; [[and]]


    WHEREAS, the Adviser is willing to provide [business management] services to [the] [[each]] Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper [management] [[supervision]](1) of its [funds][[assets]]. The Adviser shall act as [Adviser to the] [[investment adviser to each]] Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]] Fund shall be held uninvested, subject always to the restrictions of [its] [[the Trust's Amended and Restated ]]Declaration of Trust, dated {date}, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), and to the provisions of the Investment Company Act of 1940 [[and the Rules, Regulations and orders thereunder and to a Fund's then-current Prospectus and Statement of Additional Information]].(2) The Adviser [[also]] shall [also make recommendations as to the manner in which] [[exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to [[the]] investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination [has been] [[shall be]] revoked.

----------
(1) The Current Agreement of the Government Money Market Fund and Money Market Fund already used the word "supervision" in place of "management."

(2) The Current Agreement of the Government Securities Fund already added the words "and the Rules, Regulations and orders thereunder and to the Fund's then-current Prospectus" at this point.

    [[(b)]] The Adviser shall take, on behalf of [the] [[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [[or other instruments]] for [the] [[each]] Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to [[the]] deliveries of securities [[or other instruments]] and payments of cash for the account of [the] [[each]] Fund.


    {BOND FUND, GOVERNMENT MORTGAGE FUND, HIGH INCOME FUND, MUNICIPAL BOND
FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed [to seek for the Fund the most favorable execution and price. After fulfilling this primary requirement of seeking for the Fund the most favorable execution and price, the Adviser is hereby expressly authorized to consider, subject to any applicable laws, rules and regulations, statistical, research and other information or services furnished to the Adviser or the Fund.] }

    {GOVERNMENT MONEY MARKET FUND, MONEY MARKET FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed [at all times to obtain for the Fund the most favorable prices.] }

    {GOVERNMENT SECURITIES FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed [to seek for the Fund execution at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker dealers who have furnished statistical, research and other information or services to the Adviser.] }

    {GROWTH OPPORTUNITIES FUND, TOTAL RETURN FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed [to seek for the Fund execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates.] } [[to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]].

    {ALL FUNDS EXCEPT GROWTH OPPORTUNITIES FUND AND TOTAL RETURN FUND: [[In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]}

    {GROWTH OPPORTUNITIES FUND, TOTAL RETURN FUND: In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.[[ Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers]].}


    [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.]]



    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. {BOND FUND, GROWTH OPPORTUNITIES FUND, HIGH INCOME FUND, MUNICIPAL BOND FUND: [[(a)]] The Adviser shall furnish at its own expense [all necessary] [[investment advisory and]] administrative services, office space, equipment and clerical personnel [[necessary for servicing the investments of each Fund and maintaining its organization]], and investment advisory facilities and executive and supervisory personnel for managing [[the]] investments[,] [[and]] effecting the portfolio transactions [and in general administering the affairs] of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors][[ directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.}

    {GOVERNMENT MONEY MARKET FUND, GOVERNMENT SECURITIES FUND, GOVERNMENT MORTGAGE FUND, MONEY MARKET FUND, TOTAL RETURN FUND: [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.}

    {BOND FUND, GROWTH OPPORTUNITIES FUND, HIGH INCOME FUND, MUNICIPAL BOND FUND, TOTAL RETURN FUND: [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a ]]Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar [and] [[or]] dividend disbursing agent of [the] [[a]] Fund, expenses of repurchasing and redeeming shares [[and servicing shareholder accounts]][;] expenses of preparing, printing and mailing [share] [[stock ]]certificates, [prospectuses,] shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution[[, recording and settlement]] of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the] [[a]] Fund, including safekeeping of funds and securities[, keeping of] [[and maintaining required]] books and accounts; [and calculation of] [[expenses of calculating]] the net asset value of shares of [the] [[a]] Fund; [expenses of shareholders' meetings,] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto; ]]and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund [[and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses)]].}

    {GOVERNMENT MONEY MARKET FUND, MONEY MARKET FUND: [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2 (b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses [[of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses]] of [issuing] [[repurchasing]] and redeeming shares[, expenses of] [[and]] servicing shareholder accounts; expenses of preparing, printing and mailing [prospectuses,] [[stock certificates, shareholder]] reports, notices[[,]] [and] proxy statements [[and reports]] [furnished] to [either shareholders or] governmental officers and commissions; [[brokerage and other]] expenses connected with the execution[[, recording and settlement]] of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the] [[a]] Fund, including safekeeping of funds and securities and [keeping of] [books and accounts, expenses of] maintaining required [records,] books and accounts; [and] [[expenses of]] calculating the net asset value of shares of [the] [[a]] Fund; [and expenses of shareholders' meetings] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and [[expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses)]].}

    {GOVERNMENT MORTGAGE FUND, GOVERNMENT SECURITIES FUND: [[(b)]] It is understood that the Trust [[and each Fund]] will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2 (b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the Trust] [[a Fund]]; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar [and] [[or]] dividend disbursing agent of [the Trust] [[a Fund]]; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing [share] [[stock]] certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the Trust] [[a Fund]], including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the Trust] [[a Fund]]; [expenses of shareholders' meetings,] [[organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto;]] and expenses relating to the issuance, registration and qualification of shares of [the] [[a Fund]] and the preparation, printing and mailing of prospectuses for such purposes (except to the extent [of] [[that]] any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).}


    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    ARTICLE 3. COMPENSATION OF THE ADVISER. [[For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.]](3)

----------
(3) Each Fund's Agreement has a different provision relating to compensation in
    Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.

    [[ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]


    ARTICLE [4] 5. COVENANTS OF THE ADVISER. {BOND FUND, GOVERNMENT MORTGAGE FUND, GOVERNMENT SECURITIES FUND, GROWTH OPPORTUNITIES FUND, HIGH INCOME FUND, MUNICIPAL BOND FUND: The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's [principal underwriter] [[distributor, if any,]] as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations][[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [the] [[a]] Fund except as [provided] [[permitted]] (4) by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and the By-Laws [[and the then-current Prospectus and Statement of Additional Information of a Fund]] (5) relative to the Adviser and its[ Directors] [[directors]] and officers.}


----------
(4) The Current Agreements of the Government Securities Fund and Government Mortgage Fund already used the word "permitted" instead of "provided".

(5) The Current Agreements of the Government Securities Fund and the Government Mortgage Fund already added the language "and the then-current Prospectus of the Fund" at this point.


    {GOVERNMENT MONEY MARKET FUND, MONEY MARKET FUND, TOTAL RETURN FUND: The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's [principal underwriter] [[distributor, if any,]] as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, [[except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder,]] will not take a long or short position in the shares of [the] [[a]] Fund except as [provided] [[permitted]] by the [Declaration] [[applicable law]], and will comply with all [[other]] provisions of the Declaration [[and the By-Laws]](6) [[and the then-current Prospectus and Statement of Additional Information of a Fund]] relative to the Adviser and its [Directors] [[directors]] and officers.}


----------
(6) The Current Agreement of the Total Return Fund already added the words "and By-Laws" at this point.

    ARTICLE [5] 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith[[,]] [or] gross negligence [in the performance of its duties,] or [by reason of] reckless disregard of its duties and obligations hereunder. As used in this Article [5] 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.


    ARTICLE [6] 7. ACTIVITIES OF THE ADVISER. [[(a)]] The [[Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [to be deemed to be] exclusive, the Adviser being free to render [[investment advisory and/or other]] (7) services to others. {GOVERNMENT SECURITIES FUND, GOVERNMENT MORTGAGE FUND, MUNICIPAL BOND FUND: [The Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS".] } {BOND FUND, HIGH INCOME FUND, TOTAL RETURN FUND: [The Adviser may permit other Fund clients to use the words "Massachusetts Financial" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the words "Massachusetts Financial".] } [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]


----------
(7) The Current Agreements of the Government Securities Fund and the Government Mortgage Fund already added the words "investment advisory and/or other" at this point.

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    {ALL FUNDS EXCEPT MUNICIPAL BOND FUND: [[(c)]] It is understood that [[the]] Trustees, officers, and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees or otherwise and that [Directors] [[directors]], officers and employees of the Adviser are or may(8) become similarly interested in the Trust and that the Adviser may be or become interested in [the] [[a]] Fund as a shareholder or otherwise.}

----------
(8) The Current Agreements of the Government Money Market Fund, Government Mortgage Fund, Growth Opportunities Fund and Money Market Fund added the words "be or" at this point.


    {MUNICIPAL BOND FUND: [[(c)]] It is understood that [[the]] Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, [shareholders] or otherwise and that [Directors] [[directors]], officers[,] [[and]] employees [and shareholders] of the Adviser [may be] [[are]] or may become similarly interested in the Trust, and that the Adviser may be or become interested in [the] [[a]] Fund as [[a]] shareholder or otherwise.}


    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    ARTICLE [7] 9. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date [of its execution] [[first written above,]] and shall [govern the relations between the parties hereto thereafter, and shall] [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will]] remain in [force until {date}] [[effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [[for that Fund]] unless its continuance [after {date}] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund.


    {BOND FUND, GOVERNMENT MONEY MARKET FUND, GROWTH OPPORTUNITIES FUND, HIGH INCOME FUND, MONEY MARKET FUND, MUNICIPAL BOND FUND, TOTAL RETURN FUND: [The aforesaid requirement that continuance of this agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.] }


    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable ]]Fund, or by the Adviser [[in each case]] on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment [[is in writing signed by or on behalf of the Trust and the Adviser and]] is approved by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund [[(if such shareholder approval is required by the Investment Company Act of 1940)]].

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding
(i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.]]


    [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS.]] {BOND FUND, GOVERNMENT MONEY MARKET FUND, HIGH INCOME FUND, MONEY MARKET FUND, MUNICIPAL BOND FUND, TOTAL RETURN FUND: The terms [["specifically approved at least annually",]] "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested person", when used in this Agreement, shall have the respective meanings specified[[,]] [in] [[and shall be construed in a manner consistent with,]] the Investment Company Act of 1940 and the [Rules] [[rules ]]and [Regulations] [[regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act].}

    {GROWTH OPPORTUNITIES FUND: The terms [["specifically approved at least annually",]] "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested person", when used in this Agreement, shall have the respective meanings specified[[,]] [in] [[and shall be construed in a manner consistent with,]] the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and Rules and Regulations thereunder.] }

    {GOVERNMENT MORTGAGE FUND, GOVERNMENT SECURITIES FUND: The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified[ in], and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.] } [[Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]


    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.]]

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                                {Signatures}

                                  [[APPENDIX A]]

                          [[FUNDS AND EFFECTIVE DATES]]

[[FUND                                                          EFFECTIVE DATE]]
  ----                                                          --------------


                                  [[APPENDIX B]]


                         [[COMPENSATION TO THE ADVISER]]

[[{Provisions by Fund}]]

                                                                    APPENDIX E

MFS BOND FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.39% of the first $1.1 billion of the Fund's average daily net assets and 0.38% of the amount in excess of $1.1 billion, in each case on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS GOVERNMENT SECURITIES FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.40% of the Fund's average daily net assets on an annualized basis. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS HIGH INCOME FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.46% of the first $1.4 billion of the Fund's average daily net assets and 0.44% of the amount in excess of $1.4 billion, in each case on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS MUNICIPAL BOND FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.40% of the first $1.3 billion of the Fund's average daily net assets, 0.37% of the next $700 million of such assets, and 0.35% of such assets in excess of $2 billion, in each case on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS MUNICIPAL HIGH INCOME FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.60% of the first $1.4 billion of the Fund's average daily net assets and 0.57% of the amount in excess of $1.4 billion, in each case on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS TOTAL RETURN FUND

      For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.35% of the first $6.3 billion of the Fund's average daily net assets and 0.34% of the amount in excess of $6.3 billion, in each case on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

                                                            MFS-14-REDBRD-8/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote Internet voting

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail. Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to www.proxyweb.com   1. Call toll free           1. Complete and sign the
   or to the proxy voting      1-888-221-0697.             proxy card.
   link on mfs.com.
                            2. Enter the 14-digit       2. Place the card in the
2. Enter the 14-digit          control number on your      postage-paid return
   control number on your      proxy card.                 envelope, and put it
   proxy card.                                             in the mail.
                            3. Follow the recorded
3. Follow the                  instructions.
   instructions on the
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-R-9/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.

Votes by phone or Internet will be confirmed and posted immediately.

If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to the Web site       1. Call the toll free       1. Complete and sign the
   indicated on your           number on your proxy        proxy card.
   proxy card.                 card.
                                                        2. Place the card in the
2. Enter the 12-digit       2. Enter the 12-digit          postage-paid return
   control number on your      control number on your      envelope, and put it
   proxy card.                 proxy card.                 in the mail.

3. Follow the               3. Follow the recorded
   instructions on the         instructions.
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-B-8/01

                                                                  --------------
                                                                    FIRST CLASS
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                       PROXY
                                                                     TABULATOR
                                                                  --------------

     P.O. BOX 9131
HINGHAM, MA 02043-9131

                                              4.5 MILLION
                                                MFS(R) fund account holders
                                                are counting on YOU

                                                Please vote all of your proxies

----- Please fold and detach card at perforation before mailing -----

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

FUND NAME PRINTS HERE                        PROXY FOR A MEETING OF SHAREHOLDERS
MFS FAMILY OF FUNDS                          TO BE HELD ON OCTOBER 19, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the MFS Fund named above, on Friday, October 19, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                             THIS PROXY CARD IS VALID ONLY WHEN
                                                      SIGNED AND DATED.

                                             Date _____________________
                                             Signature (PLEASE SIGN WITHIN BOX)

                                             ----------------------------------


                                             ----------------------------------

                                             NOTE: Please sign exactly as name
                                             appears on this card. All joint
                                             owners should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian or as custodian
                                             for a minor, please give full title
                                             as such. If a corporation, please
                                             sign in full corporate name and
                                             indicate the signer's office. If a
                                             partnership, sign in the
                                             partnership name.

                                                                        MFS-RED

                               ----- Please fold and detach card at perforation before mailing -----

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                  FOR all
                                                                              nominees listed     WITHHOLD
                                                                             (except as marked   authority
                                                                               to the contrary   to vote for
ITEM 1.  To elect a Board of Trustees.                                            at left)      all nominees
         NOMINEES: (01) Jeffrey L. Shames, (02) John W. Ballen,                     ( )              ( )                       1.
         (03) Lawrence H. Cohn, M.D., (04) The Hon. Sir J. David
         Gibbons, KBE, (05) William R. Gutow, (06) J. Atwood Ives,
         (07) Abby M. O'Neill, (08) Lawrence T. Perera, (09) William
         J. Poorvu, (10) Arnold D. Scott, (11) J. Dale Sherratt,
         (12) Elaine R. Smith and (13) Ward Smith

    INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

                                                                                   FOR             AGAINST            ABSTAIN

    -----------------------------------------------------------------


ITEM 2.  To authorize the Trustees to adopt an Amended and Restated                 ( )              ( )                 ( )   2.
         Declaration of Trust.

ITEM 3.  To amend, remove or add certain fundamental investment                     ( )              ( )                 ( )   3.
         policies.

ITEM 4.  To approve a new investment advisory agreement with                        ( )              ( )                 ( )   4.
         Massachusetts Financial Services Company.

ITEM 5.  To approve a new investment management fee (only shareholders              ( )              ( )                 ( )   5.
         of the Bond Fund, Government Securities Fund, High Income Fund,
         Municipal Bond Fund, Municipal High Income Fund and Total Return
         Fund may vote on this Item.)

ITEM 6A. To change the investment objective of MFS Government Money                 ( )              ( )                 ( )   6A.
         Market Fund from fundamental to non-fundamental (only
         shareholders of the MFS Government Money Market Fund may vote on this item).

ITEM 6B. To change the investment objective of MFS Money Market Fund                ( )              ( )                 ( )   6B.
         from fundamental to non-fundamental (only shareholders of the
         MFS Money Market Fund may vote on this item).

ITEM 7.  To ratify the selection of the independent public                          ( )              ( )                 ( )   7.
         accountants for the current fiscal year.

                                                                                                     RED